PRINCIPAL MUTUAL FUNDS

DOMESTIC GROWTH-ORIENTED FUNDS      INTERNATIONAL GROWTH-ORIENTED FUNDS
------------------------------      -----------------------------------
PRINCIPAL BALANCED FUND, INC.       PRINCIPAL EUROPEAN EQUITY FUND, INC.
PRINCIPAL BLUE CHIP FUND, INC.      PRINCIPAL INTERNATIONAL EMERGING MARKETS
                                    FUND, INC.
PRINCIPAL CAPITAL VALUE FUND, INC.  PRINCIPAL INTERNATIONAL FUND, INC.
PRINCIPAL GROWTH FUND, INC.         PRINCIPAL INTERNATIONAL SMALLCAP FUND, INC.
PRINCIPAL LARGECAP STOCK INDEX      PRINCIPAL PACIFIC BASIN FUND, INC.
FUND, INC.
PRINCIPAL MIDCAP FUND, INC.
PRINCIPAL PARTNERS EQUITY GROWTH    INCOME-ORIENTED FUNDS
FUND, INC.                          ---------------------
PRINCIPAL PARTNERS LARGECAP BLEND   PRINCIPAL BOND FUND, INC.
FUND, INC.
PRINCIPAL PARTNERS LARGECAP GROWTH  PRINCIPAL GOVERNMENT SECURITIES INCOME
FUND, INC.                          FUND, INC.
PRINCIPAL PARTNERS LARGECAP VALUE   PRINCIPAL LIMITED TERM BOND FUND, INC.
FUND, INC.
PRINCIPAL PARTNERS MIDCAP GROWTH    PRINCIPAL TAX-EXEMPT BOND FUND, INC.
FUND, INC.
PRINCIPAL PARTNERS SMALLCAP GROWTH
FUND, INC.
PRINCIPAL REAL ESTATE FUND, INC.
PRINCIPAL SMALLCAP FUND, INC.       MONEY MARKET FUND
                                    -----------------
PRINCIPAL UTILITIES FUND, INC.      PRINCIPAL CASH MANAGEMENT FUND, INC.




This Prospectus describes Mutual Funds organized by Principal Life Insurance Company/(R)/ ("Principal Life"). The Funds provide a choice of investment objectives through the Funds listed above.





                 The date of this Prospectus is March 1, 2002.


Neither the Securities and Exchange Commission nor any State Securities Commission has approved or disapproved of these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

                               TABLE OF CONTENTS

Fund Descriptions.......................................................

 Domestic Growth-Oriented Funds.........................................
  Balanced Fund.........................................................

  Blue Chip Fund........................................................

  Capital Value Fund....................................................

  Growth Fund...........................................................

  LargeCap Stock Index Fund.............................................

  MidCap Fund...........................................................

  Partners Equity Growth Fund...........................................

  Partners LargeCap Blend Fund..........................................

  Partners LargeCap Growth Fund.........................................

  Partners LargeCap Value Fund..........................................

  Partners MidCap Growth Fund...........................................

  Partners SmallCap Growth Fund.........................................

  Real Estate Fund......................................................

  SmallCap Fund.........................................................

  Utilities Fund........................................................


 International Growth-Oriented Funds....................................
  European Equity Fund..................................................

  International Emerging Markets Fund...................................

  International Fund....................................................

  International SmallCap Fund...........................................

  Pacific Basin Fund....................................................


 Income Funds...........................................................
  Bond Fund.............................................................

  Government Securities Income Fund.....................................

  Limited Term Bond Fund................................................

  Tax-Exempt Bond Fund..................................................


 Money Market Fund......................................................
  Cash Management Fund..................................................


The Costs of Investing..................................................

Certain Investment Strategies and Related Risks.........................

Management, Organization and Capital Structure..........................

Pricing of Fund Shares..................................................

Dividends and Distributions.............................................

How to Buy Shares.......................................................

How to Redeem (Sell) Shares.............................................

How to Exchange Shares Among Principal Mutual Funds.....................

General Information about a Fund Account................................

Financial Highlights ....................................................

Appendix A ..............................................................

FUND DESCRIPTIONS


The Principal Mutual Funds have four categories of funds: domestic growth-oriented funds, international growth-oriented funds, income-oriented funds and a money market fund. Principal Management Corporation*, the "Manager" of each of the Funds, has selected a Sub-Advisor for certain Funds based on the Sub-Advisor's experience with the investment strategy for which it was selected. The Manager seeks to provide a wide range of investment approaches through the Principal Mutual Funds.


The Sub-Advisors are:
.. Alliance Capital Management L.P. through its Bernstein Investment Research and
  Management unit ("Bernstein")
.. Berger Financial Group LLC ("Berger")
.. Duncan-Hurst Capital Management Inc. ("Duncan-Hurst")
.. Federated Management Corporation ("Federated")
.. Invista Capital Management, LLC/(R)/ ("Invista")*
.. Morgan Stanley Asset Management ("Morgan Stanley")
.. Principal Capital Global Investors Limited, doing business as BT Funds
  Management ("BT Funds Management")*
.. Principal Capital Income Investors, LLC ("Principal Capital - II")*
.. Turner Investment Partners, Inc. ("Turner")
  * Principal Management Corporation, Invista, BT Funds Management, Principal Capital - II and Principal Life are members of the Principal Financial Group/(R)/.


The Funds each offer two classes of shares through this Prospectus:
.. Class A shares which are generally sold with a sales charge that is a variable percentage based on the amount of the purchase; and .. Class B shares which are not subject to a sales charge at the time of purchase but are subject to a contingent deferred sales charge ("CDSC") on shares redeemed within six years of purchase.

In the description for each Fund, there is important information about the
Fund's:


MAIN STRATEGIES AND RISKS
These sections summarize how each Fund intends to achieve its investment objective. The Fund's primary investment strategy (including the type or types of securities in which the Fund invests) is discussed. In addition, there is a discussion of any policy of the Fund to concentrate in securities of issuers in a particular industry or group of industries.

A description of the main risks is included with the discussion of each Fund. A full discussion of risks appears later in the Prospectus under the caption "Certain Investment Strategies and Related Risks."


Each Fund is designed to be a portion of an investor's portfolio. None of the Funds is intended to be a complete investment program. You should consider the risks of each Fund before making an investment and be prepared to maintain the investment during periods of adverse market conditions.


INVESTMENT RESULTS
A bar chart and a table are included with each Fund that has annual returns for a full calendar year. They show the Fund's annual returns and its long-term performance. The chart shows how the Fund's performance has varied from year-to-year. The table compares the Fund's performance over time to that of:
.. a broad based securities market index (An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.); and
.. an average of mutual funds with a similar investment objective and management style. The averages used are prepared by independent statistical services.

A Fund's past performance is not necessarily an indication of how the Fund will perform in the future.


Call the Principal Mutual Funds at 1-800-247-4123 to get the current 7-day yield for the Cash Management Fund.

FEES AND EXPENSES
The annual operating expenses for each Fund are deducted from that Fund's assets (stated as a percentage of Fund assets) and are shown as of the end of the most recent fiscal year. A Fund's operating expenses are shown with each Fund. A discussion of the fees is found in the section of the Prospectus titled "The Costs of Investing."

The examples are intended to help you compare the cost of investing in a particular Fund with the cost of investing in other mutual funds. The examples assume you invest $10,000 in a Fund for the time periods indicated. The examples also assume that your investment has a 5% total return each year and that the Fund's operating expenses are the same as the expenses shown. Although your actual costs may be higher or lower, based on these assumptions your costs would be as shown.


NOTES:

.. No salesperson, dealer or other person is authorized to give information or make representations about a Fund other than those contained in this Prospectus. Information or representations not contained in this Prospectus may not be relied upon as having been made by the Principal Mutual Funds, a Fund, the Manager or any Sub-Advisor.
.. Investments in these Funds are not deposits of a bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PRINCIPAL BALANCED FUND, INC.
The Fund seeks to generate a total return consisting of current income and long-term growth of capital.

MAIN STRATEGIES
The Fund seeks growth of capital and current income by investing primarily in common stocks and corporate bonds. It may also invest in other equity securities, government bonds and notes (obligations of the U.S. government or its agencies or instrumentalities) and cash. Though the percentages in each category are not fixed, common stocks generally represent 40% to 70% of the Fund's assets. The remainder of the Fund's assets is invested in bonds and cash.

Invista serves as Sub-Advisor for the portion of the Fund's portfolio that is invested in equity securities. In making its selection Invista looks for companies that have predictable earnings and which, based on growth prospects, it believes are undervalued in the marketplace. Invista buys stocks with the objective of long-term capital appreciation. From time to time, Invista purchases stocks with the expectation of price appreciation over the short-term. In response to changes in economic conditions, Invista may change the make-up of the portfolio and emphasize different market sectors by buying and selling the portfolio's stocks. The Fund may invest up to 25% of its assets in securities of foreign companies.


Principal Capital - II serves as Sub-Advisor for the portion of the Fund's portfolio that is invested in fixed-income securities. Fixed-income securities are purchased to generate income and for capital appreciation purposes when Principal Capital - II thinks that declining interest rates may increase market value. Deep discount bonds (those which sell at a substantial discount from their face amount) are also purchased to generate capital appreciation. The Fund may invest in bonds with speculative characteristics but does not intend to invest more than 5% of its assets in securities rated below BBB by Standard & Poor's Rating Service or Baa by Moody's Investors Service, Inc. Fixed-income securities that are not investment grade are commonly referred to as "junk bonds" or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.


MAIN RISKS
The value of the stocks owned by the Fund changes on a daily basis. Stock prices reflect the activities of individual companies as well as general market and economic conditions. In the short-term, stock prices can fluctuate dramatically in response to these factors. Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

Fixed-income security values change daily. Their prices reflect changes in interest rates, market conditions and announcements of other economic, political or financial information. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines.


Because the Fund invests in both stocks and bonds, the Fund may under-perform stock funds when stocks are in favor and under-perform bond funds when bonds are in favor. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE
The Fund is generally a suitable investment for investors seeking current income as well as long-term growth of capital.

The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in performance from year to year.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO

 "1992" 10.47
"1993"  9.01
"1994"  -3.38
"1995"  23.39
"1996"  13
"1997"  17.29
"1998"  11.2
"1999"  0.63
"2000"  -0.71
"2001"  -7.16



                          The Fund's highest/lowest quarterly returns (Class A
                          shares) during this time period were:
                           HIGHEST Q2 '97  9.23%
                           LOWEST  Q1 '01  -7.69%

The year-to-date return as of December 31, 2001 for Class A is -7.16% and for Class B is -7.82%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2001

                                                PAST 1 YEAR         PAST 5 YEARS         PAST 10 YEARS           LIFE OF FUND*
 CLASS A (BEFORE TAXES) ...................        -11.57                2.88                 6.46                   7.99
     (AFTER TAXES ON DISTRIBUTIONS)........        -12.33                1.18                 4.31                   5.87
     (AFTER TAXES ON DISTRIBUTIONS AND SALE
     OF SHARES)............................         -7.05                1.77                 4.43                   5.78
 CLASS B...................................        -11.46                2.75                  N/A                   7.12
 S&P 500 Index ............................        -11.88               10.70                12.93
 Lehman Brothers Aggregate Bond Index .....          8.42                7.43                 7.23
 Lipper Balanced Fund Average .............         -4.39                7.78                 9.52
 Morningstar Domestic Hybrid Category .....         -4.01                7.01                 8.98
  After-tax performance is shown for Class A only. The after-tax returns for Class B will vary. Index performance does not reflect deductions for fees, expenses or taxes.
 * The SEC effective date for Class A was December 18, 1987 and for Class B was December 9, 1994.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE FUND'S LATEST FISCAL YEAR

 FUND OPERATING EXPENSES

                                          CLASS A   CLASS B
 Management Fees........................   0.59%     0.59%
 12b-1 Fees.............................   0.25      0.84
 Other Expenses.........................   0.51      0.62
                                           ----      ----
           TOTAL FUND OPERATING EXPENSES   1.35%     2.05%


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                    IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES
 -----------------------------------------------------------------------------------------------------
                                     NUMBER OF YEARS YOU OWN YOUR SHARES
               1        3          5         10             1        3          5         10
 CLASS A------$606-----$882-----$1,179-----$2,022----------$606-----$882-----$1,179-----$2,022-
 CLASS B       620      970      1,335      2,116           208      643      1,103      2,116

PRINCIPAL BLUE CHIP FUND, INC.
The Fund seeks to achieve growth of capital and growth of income by investing primarily in common stocks of well capitalized, established companies.

MAIN STRATEGIES
The Fund invests primarily in common stocks of well established large capitalization companies. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with large market capitalizationS (those with market capitalizations similar to companies in the S&P 500 Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

Blue chip companies are easily identified by:
.. size (market capitalization of at least $1 billion)
.. established history of earnings and dividends
.. easy access to credit
.. superior management structure
.. good industry position

In selecting securities for investment, the Sub-Advisor, Invista, looks at stocks with value and/or growth characteristics and constructs an investment portfolio that has a "blend" of stocks with these characteristics. In managing the assets of the Fund, Invista does not have a policy of preferring one of these categories to the other. The value orientation emphasizes buying stocks at less than their investment value and avoiding stocks whose price has been artificially built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average.


Invista uses a bottom-up approach in its selection of individual securities. Selection is based on fundamental analysis of a company relative to other companies with the focus being on Invista's estimation of forward-looking rates of return. Up to 20% of Fund assets may be invested in foreign securities.


Invista focuses its stock selections on established companies that it believes have a sustainable competitive advantage. Invista constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


MAIN RISKS
Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of securities issued by such companies may decline. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Foreign securities carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Fund is subject to the risk that its principal market segment, large capitalization stocks, may under-perform compared to other market segments or to the equity markets as a whole. Because certain of the securities purchased by the Fund present greater opportunities for growth because of high potential earnings growth, they may also involve greater risk than securities that do not have the same potential. The value of the Fund's equity securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE
The Fund is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks, but who prefer investing in larger, established companies.

The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in performance from year to year.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO

 "1992" 6.09
"1993"  2.62
"1994"  3.36
"1995"  33.19
"1996"  16.78
"1997"  26.25
"1998"  16.65
"1999"  11.96
"2000"  -10.89
"2001"  -18.13



                          The Fund's highest/lowest quarterly returns (Class A
                          shares) during this time period were:
                           HIGHEST Q2 '97  16.40%
                           LOWEST  Q3 '98  -9.92%

The year-to-date return as of December 31, 2001 for Class A is -18.13% and for Class B is -18.72%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2001

                                                PAST 1 YEAR         PAST 5 YEARS         PAST 10 YEARS           LIFE OF FUND*
 CLASS A (BEFORE TAXES)....................        -22.04                2.74                 7.20                   8.01
     (AFTER TAXES ON DISTRIBUTIONS)........        -22.06                2.05                 6.36                   7.20
     (AFTER TAXES ON DISTRIBUTIONS AND SALE
     OF SHARES)............................        -13.42                2.15                 5.75                   6.49
 CLASS B...................................        -21.98                2.62                  N/A                   8.80
 S&P 500 Index ............................        -11.88               10.70                12.93
 Lipper Large-Cap Core Fund Average .......        -13.76                8.36                11.25
 Morningstar Large Blend Category .........        -13.68                8.87                11.31
  After-tax performance is shown for Class A only. The after-tax returns for Class B will vary. Index performance does not reflect deductions for fees, expenses or taxes.
 * The SEC effective date for Class A was March 1, 1991 and for Class B was December 9, 1994.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE FUND'S LATEST FISCAL YEAR

 FUND OPERATING EXPENSES

                                          CLASS A   CLASS B
 Management Fees........................   0.60%     0.60%
 12b-1 Fees.............................   0.25      0.86
 Other Expenses.........................   0.65      0.75
                                           ----      ----
           TOTAL FUND OPERATING EXPENSES   1.50%     2.21%


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                    IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES
 -----------------------------------------------------------------------------------------------------
                                     NUMBER OF YEARS YOU OWN YOUR SHARES
               1        3          5         10             1        3          5         10
 CLASS A     $620    $  927    $1,255    $2,180           $620    $  927    $1,255    $2,180
 CLASS B      635     1,017     1,414     2,281            224       691     1,185     2,281

PRINCIPAL CAPITAL VALUE FUND, INC.
The Fund seeks long-term growth of capital and secondarily growth of investment income through the purchase primarily of common stocks, but the Fund may invest in other securities.

MAIN STRATEGIES
The Fund invests primarily in common stock and other equity securities of large capitalization companies. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000 Value Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. Up to 25% of Fund assets may be invested in foreign securities.

The Fund invests in stocks that, in the opinion of the Sub-Advisor, Invista, are undervalued in the marketplace at the time of purchase. Value stocks are often characterized by below average price/earnings ratios (P/E) and above average dividend yields relative to the overall market. The Fund is managed with bottom-up fundamental stock selection discipline that focuses on four key elements:
.. determination that a stock is selling below its fair market value;
.. early recognition of changes in a company's underlying fundamentals;
.. evaluation of the sustainability of fundamental changes; and .. by monitoring a stock's behavior in the market, evaluation of the timeliness of the investment.
The Fund's performance is driven by fundamental stock selection skills that utilize a systematic investment process designed to identify a superior pool of stocks to analyze.

Invista focuses on its stock selections on established companies that it believes have a sustainable competitive advantage. Invista constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weights of its benchmark. However, the Fund is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


MAIN RISKS
Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of securities issued by such companies may decline. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Fund is subject to the risk that its principal market segment, large capitalization value stocks, may under-perform compared to other market segments or to the equity markets as a whole. The value of the Fund's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Fund's assets rise or fall, the

Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE
The Fund is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks, but who prefer investing in companies that appear to be considered undervalued relative to similar companies.

The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in performance from year to year.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO

 "1992" 9.09
"1993"  7.56
"1994"  0.21
"1995"  31.9
"1996"  23.42
"1997"  28.69
"1998"  12.13
"1999"  -6.86
"2000"  -0.08
"2001"  -8.55



                          The Fund's highest/lowest quarterly returns (Class A
                          shares) during this time period were:
                           HIGHEST Q2 '97  13.29%
                           LOWEST  Q3 '99  -12.45%

The year-to-date return as of December 31, 2001 for Class A is -8.55% and for Class B is -9.29%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2001

                                                PAST 1 YEAR         PAST 5 YEARS         PAST 10 YEARS           LIFE OF FUND*
 CLASS A (BEFORE TAXES)....................        -12.90                3.19                 8.40                   11.29
     (AFTER TAXES ON DISTRIBUTIONS)........        -13.20                1.43                 5.99                    7.66
     (AFTER TAXES ON DISTRIBUTIONS AND SALE
     OF SHARES)............................         -7.86                2.32                 6.14                    7.56
 CLASS B...................................        -12.91                3.04                  N/A                    9.84
 S&P 500 Index ............................        -11.88               10.70                12.93
 S&P/Barra 500 Value Index ................        -11.71                9.49                13.09
 Russell 1000 Value Index/(1)/ ............         -5.59               11.14                14.15
 Lipper Large-Cap Value Fund Average ......         -6.68                8.63                11.68
 Morningstar Large Value Category .........         -5.37                8.84                11.88
  After-tax performance is shown for Class A only. The after-tax returns for Class B will vary. Index performance does not reflect deductions for fees, expenses or taxes.
 * The SEC effective date for Class A was October 15, 1969 and for Class B was December 9, 1994.
 ///(1)/
  This index is now the benchmark against which the Fund measures its performance. The Manager and portfolio manager believe it better represents the universe of investment choices open to the Fund under its investment philosophy. The index formerly used is also shown.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE FUND'S LATEST FISCAL YEAR

 FUND OPERATING EXPENSES

                                          CLASS A   CLASS B
 Management Fees........................   0.57%     0.57%
 12b-1 Fees.............................   0.14      0.67
 Other Expenses.........................   0.24      0.47
                                           ----      ----
           TOTAL FUND OPERATING EXPENSES   0.95%     1.71%


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                    IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES
 -----------------------------------------------------------------------------------------------------
                                     NUMBER OF YEARS YOU OWN YOUR SHARES
               1        3          5         10             1        3          5         10
 CLASS A     $567     $763     $  976     $1,586          $567     $763     $  976     $1,586
 CLASS B      587      869      1,163      1,723           174      539        928      1,723

PRINCIPAL GROWTH FUND, INC.
The Fund seeks long-term growth of capital and secondarily growth of investment income through the purchase primarily of common stocks, but the Fund may invest in other securities.

MAIN STRATEGIES
The Fund invests primarily in common stocks and other equity securities of large capitalization companies with strong earnings growth potential. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000 Growth Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

The Sub-Advisor, Invista, uses a bottom-up approach in its selection of individual securities that it believes have an above average potential for earnings growth. Selection is based on fundamental analysis of a company relative to other companies with the focus being on Invista's assessment of current and future sales growth and operating margins. Companies meeting these criteria typically have progressed beyond the development stage and are focused on growing the business. Up to 25% of Fund assets may be invested in foreign securities.


Invista places strong emphasis on companies it believes are guided by high quality management teams with a proven ability to execute. In addition, the Fund attempts to identify and emphasize those companies that are market leaders possessing the ability to control pricing and margins in their respective industries. Invista constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


MAIN RISKS
Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of securities issued by such companies may decline. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Fund is subject to the risk that its principal market segment, large capitalization growth stocks, may under-perform compared to other market segments or to the equity markets as a whole. The securities purchased by the Fund present greater opportunities for growth because of high potential earnings growth, but may also involve greater risks than securities that do not have the same potential. The value of the Fund's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE
The Fund is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in performance from year to year.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO

 "1992" 10.16
"1993"  7.51
"1994"  3.21
"1995"  33.47
"1996"  12.23
"1997"  28.41
"1998"  20.37
"1999"  16.13
"2000"  -10.64
"2001"  -26.1



                          The Fund's highest/lowest quarterly returns (Class A
                          shares) during this time period were:
                           HIGHEST Q4 '98  19.08%
                           LOWEST  Q1 '01  -23.57%

The year-to-date return as of December 31, 2001 for Class A is -26.10% and for Class B is -26.65%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2001

                                                PAST 1 YEAR         PAST 5 YEARS         PAST 10 YEARS           LIFE OF FUND*
 CLASS A (BEFORE TAXES)....................        -29.60                2.46                 7.53                   9.53
     (AFTER TAXES ON DISTRIBUTIONS)........        -29.60                0.63                 5.92                   7.55
     (AFTER TAXES ON DISTRIBUTIONS AND SALE
     OF SHARES)............................        -18.03                2.44                 6.23                   7.46
 CLASS B...................................        -29.59                2.57                  N/A                   8.42
 S&P 500 Index ............................        -11.88               10.70                12.93
 Russell Midcap Growth Index/(1)/ .........        -20.16                9.02                11.11
 Lipper Large-Cap Growth Fund Average .....        -22.95                8.52                10.33
 Morningstar Large Growth Category ........        -23.63                8.24                10.03
  After-tax performance is shown for Class A only. The after-tax returns for Class B will vary. Index performance does not reflect deductions for fees, expenses or taxes.
 * The SEC effective date for Class A was October 15, 1969 and for Class B was December 9, 1994.
 ///(1)/
  This index is now the benchmark against which the Fund measures its performance. The Manager and portfolio manager believe it better represents the universe of investment choices open to the Fund under its investment philosophy. The index formerly used is also shown.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE FUND'S LATEST FISCAL YEAR

 FUND OPERATING EXPENSES

                                          CLASS A   CLASS B
 Management Fees........................   0.57%     0.57%
 12b-1 Fees.............................   0.25      0.72
 Other Expenses.........................   0.48      0.59
                                           ----      ----
           TOTAL FUND OPERATING EXPENSES   1.30%     1.88%


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                    IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES
 -----------------------------------------------------------------------------------------------------
                                     NUMBER OF YEARS YOU OWN YOUR SHARES
               1        3          5         10             1        3          5         10
 CLASS A     $601     $868     $1,154     $1,968          $601     $868     $1,154     $1,968
 CLASS B      603      920      1,249      1,979           191      591      1,016      1,979

PRINCIPAL LARGECAP STOCK INDEX FUND, INC.
The Fund seeks long-term growth of capital.

MAIN STRATEGIES
Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies that compose the Standard & Poor's* ("S&P") 500 Index. The Sub-Advisor, Invista, attempts to mirror the investment performance of the Index by allocating the Fund's assets in approximately the same weightings as the S&P 500. The S&P 500 is an unmanaged index of 500 common stocks chosen to reflect the industries of the U.S. economy and is often considered a proxy for the stock market in general. Each stock is weighted by its market capitalization which means larger companies have greater representation in the Index than smaller ones. Over the long-term, Invista seeks a very close correlation between performance of the Fund, before expenses, and that of the S&P 500. It is unlikely that a perfect correlation of 1.00 will be achieved.

The Fund uses an indexing strategy and is not managed according to traditional methods of "active" investment management. Active management would include buying and selling securities based on economic, financial and investment judgement. Instead, the Fund uses a passive investment approach. Rather than judging the merits of a particular stock in selecting investments, Invista focuses on tracking the S&P 500. Invista may also use stock index futures as a substitute for the sale or purchase of securities. It does not attempt to manage market volatility, use defensive strategies or reduce the effect of any long-term periods of poor stock performance.


The correlation between Fund and Index performance may be affected by the Fund's expenses, changes in securities markets, changes in the composition of the Index and the timing of purchases and sales of Fund shares. The Fund may invest in futures and options, which could carry additional risks such as losses due to unanticipated market price movements and could also reduce the opportunity for gain.


MAIN RISKS
Because of the difficulty and expense of executing relatively small stock trades, the Fund may not always be invested in the less heavily weighted S&P 500 stocks. At times, the Fund's portfolio may be weighted differently from the S&P 500, particularly if the Fund has a small level of assets to invest. In addition, the Fund's ability to match the performance of the S&P 500 is affected to some degree by the size and timing of cash flows into and out of the Fund. The Fund is managed to attempt to minimize such effects.

Invista reserves the right to omit or remove any of the S&P 500 stocks from the Fund if it determines that the stock is not sufficiently liquid. In addition, a stock might be excluded or removed from the Fund if extraordinary events or financial conditions lead Invista to believe that it should not be a part of the Fund's assets.


Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.


In addition, the Fund is subject to the risk that its principal market segment, large capitalization stocks, may under-perform compared to other market segments or to the equity markets as a whole. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Fund's performance may sometimes be lower or higher than that of other types of funds.


The value of the stocks owned by the Fund changes on a daily basis. The current share price reflects the activities of individual companies as well as general market and economic conditions. In the short-term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Fund's assets rise or fall, the

Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE
The Fund is generally a suitable investment for investors seeking long-term growth of capital, willing to accept the potential for volatile fluctuations in the value of investments and preferring a passive rather than active management style.

NOTE: "Standard & Poor's 500"and "S&P 500/(R)/" are trademarks of The
     McGraw-Hill Companies, Inc. and have been licensed by the Manager. The Fund is not sponsored, endorsed, sold or promoted by Standard and Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.

The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the fund by showing changes in the Fund's Class A share performance from year to year.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO

 2001   -12.53


                          The Fund's highest/lowest quarterly returns (Class A
                          shares) during this time period were:
                           HIGHEST Q4 '01  10.50%
                           LOWEST  Q3 '01  -14.90%

The year-to-date return as of December 31, 2001 for Class A is -12.53% and for Class B is -12.91%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2001

                                                PAST 1 YEAR         PAST 5 YEARS         PAST 10 YEARS           LIFE OF FUND*
 CLASS A (BEFORE TAXES)....................        -13.86                 N/A                  N/A                   -9.27
     (AFTER TAXES ON DISTRIBUTIONS)........        -14.02                 N/A                  N/A                   -9.46
     (AFTER TAXES ON DISTRIBUTIONS AND SALE
     OF SHARES)............................         -8.44                 N/A                  N/A                   -7.44
 CLASS B...................................        -13.99                 N/A                  N/A                   -9.52
 S&P 500 Index ............................        -11.88               10.70                12.93
 Lipper S&P 500 Index Fund Average ........        -12.48               10.19                12.52
 Morningstar Large Blend Category .........        -13.68                8.87                11.31
  After-tax performance is shown for Class A only. The after-tax returns for Class B will vary. Index performance does not reflect deductions for fees, expenses or taxes.
 * Fund's SEC effective date was March 1, 2000.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE FUND'S LATEST FISCAL YEAR

 FUND OPERATING EXPENSES

                                CLASS A                 CLASS B
 Management Fees*......          0.35 %                  0.35%
 12b-1 Fees............          0.15                    0.40
 Other Expenses........          0.94                    1.12
                                 ----                    ----
   TOTAL FUND OPERATING
               EXPENSES          1.44%                   1.87%
 *The Manager has voluntarily agreed to waive a portion of its fee for the Fund. The Manager intends to continue the waiver and, if necessary, pay expenses normally payable by the Fund through the period ending February 28, 2003. The effect of the waiver is to reduce the Fund's annual operating expenses. The waiver will maintain a total level of operating expenses
  (expressed as a percent of average net assets attributable to a Class on an annualized basis)
  not to exceed:
   0.90% for Class A Shares
   1.25% for Class B Shares


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                     IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES
 -----------------------------------------------------------------------------------------------------
                                     NUMBER OF YEARS YOU OWN YOUR SHARES
               1        3          5         10             1        3          5         10
 CLASS A     $294     $599     $  925     $1,848          $294     $599     $  925     $1,848
 CLASS B      319      670      1,069      2,026           190      588      1,011      2,026

PRINCIPAL MIDCAP FUND, INC.
The Fund seeks to achieve capital appreciation by investing primarily in securities of emerging and other growth-oriented companies.

MAIN STRATEGIES
The Fund invests primarily in common stocks and other equity securities of medium capitalization companies. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with medium market capitalizations (those with market capitalizations similar to companies in the Russell MidCap Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

In selecting securities for investment, the Sub-Advisor, Invista, looks at stocks with value and/or growth characteristics and constructs an investment portfolio that has a "blend" of stocks with these characteristics. In managing the assets of the Fund, Invista does not have a policy of preferring one of these categories to the other. The value orientation emphasizes buying stocks at less than their inherent value and avoiding stocks whose price has been artificially built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average.


Invista uses a bottom-up approach in its selection of individual securities. Selection is based on fundamental analysis of a company relative to other companies with the focus being on Invista's estimation of forward-looking rates of return. Up to 20% of Fund assets may be invested in foreign securities.


Invista focuses its stock selections on established companies that it believes have a sustainable competitive advantage. Invista constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


MAIN RISKS
Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The medium capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these mid-size companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities.


Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Fund is subject to the risk that its principal market segment, medium capitalization stocks, may under-perform compared to other market segments or to the equity markets as a whole. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Fund's performance may sometimes be lower or higher than that of other types of funds. The value of the Fund's equity securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE
The Fund is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the potential for short-term fluctuations in the value of investments.

The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in performance from year to year.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO

 "1992" 14.81
"1993"  12.29
"1994"  3.03
"1995"  34.2
"1996"  19.13
"1997"  22.94
"1998"  -0.23
"1999"  11.62
"2000"  15.36
"2001"  -4.4



                          The Fund's highest/lowest quarterly returns (Class A
                          shares) during this time period were:
                           HIGHEST Q4 '99  21.55%
                           LOWEST  Q3 '98  -21.24%

The year-to-date return as of December 31, 2001 for Class A is -4.40% and for Class B is -4.90% .

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2001

                                                PAST 1 YEAR         PAST 5 YEARS         PAST 10 YEARS           LIFE OF FUND*
 CLASS A (BEFORE TAXES)....................        -8.93                 7.54                11.81                   14.02
     (AFTER TAXES ON DISTRIBUTIONS)........        -9.52                 5.38                10.41                   12.62
     (AFTER TAXES ON DISTRIBUTIONS AND SALE
     OF SHARES)............................        -4.97                 5.73                 9.78                   11.89
 CLASS B...................................        -8.59                 7.80                  N/A                   13.58
 S&P MidCap 400 Index .....................        -0.60                16.11                15.01
 Russell Midcap Index/(1)/ ................        -5.63                11.39                13.57
 Lipper Mid-Cap Core Fund Average .........        -3.63                12.17                13.20
 Morningstar Mid-Cap Blend Category .......        -4.96                 9.62                12.26
  After-tax performance is shown for Class A only. The after-tax returns for Class B will vary. Index performance does not reflect deductions for fees, expenses or taxes.
 * The SEC effective date for Class A was December 18, 1987 and for Class B was December 9, 1994.
 ///(1)/
  This index is now the benchmark against which the Fund measures its performance. The Manager and portfolio manager believe it better represents the universe of investment choices open to the Fund under its investment philosophy. The index formerly used is also shown.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE FUND'S LATEST FISCAL YEAR

 FUND OPERATING EXPENSES

                                          CLASS A   CLASS B
 Management Fees........................   0.56%     0.56%
 12b-1 Fees.............................   0.22      0.62
 Other Expenses.........................   0.38      0.43
                                           ----      ----
           TOTAL FUND OPERATING EXPENSES   1.16%     1.61%


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                     IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES
 -----------------------------------------------------------------------------------------------------
                                     NUMBER OF YEARS YOU OWN YOUR SHARES
               1        3          5         10             1        3          5         10
 CLASS A     $588     $826     $1,083     $1,817          $588     $826     $1,083     $1,817
 CLASS B      577      840      1,112      1,735           164      508        876      1,735

PRINCIPAL PARTNERS EQUITY GROWTH FUND, INC.
The Fund seeks to achieve long-term capital appreciation.

MAIN STRATEGIES
The Fund seeks to maximize long-term capital appreciation by investing primarily in growth-oriented equity securities of U.S. and, to a limited extent, foreign companies that exhibit strong or accelerating earnings growth. These companies are generally characterized as "growth" companies. Under normal market conditions, The Fund invests at least 80% of its assets in equity securities of companies with large market capitalizations (those with market capitalizations similar to companies in the S&P 500 Index) at the time of purchase. The Sub-Advisor, Morgan Stanley, emphasizes individual security selection and may focus the Fund's holdings within the limits permissible for a diversified fund. The Fund's investments in foreign companies will be limited to 25% of its assets and to securities listed on U.S. exchanges or traded in U.S. markets.

Morgan Stanley follows a flexible investment program in looking for companies with above average capital appreciation potential. Morgan Stanley focuses on companies with consistent or rising earnings growth records and compelling business strategies. Morgan Stanley continually and rigorously studies company developments, including business strategy, management focus and financial results to identify companies with earnings growth and business momentum. In addition, Morgan Stanley closely monitors analysts' expectations to identify issuers that have the potential for positive earnings surprises versus consensus expectations. Valuation is of secondary importance and is viewed in the context of prospects for sustainable earnings growth and the potential for positive earnings surprises in relation to consensus expectations.


The Fund has a long-term investment approach. However, Morgan Stanley considers selling securities of issuers that no longer meet its criteria. To the extent that the Fund engages in short-term trading, it may have increased transaction costs.


MAIN RISKS
Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of the securities issued by such companies may decline. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Foreign securities carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Fund is subject to the risk that its principal market segment, large capitalization growth-oriented stocks, may under-perform compared to other market segments or to the equity markets as a whole. The securities purchased by the Fund present greater opportunities for growth because of high potential earnings growth, but may also involve greater risks than securities that do not have the same potential. The value of the Fund's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE
The Fund is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in performance from year to year.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO

 2001   -15.89
 2000   -12.24


                          The Fund's highest/lowest quarterly returns (Class A
                          shares) during this time period were:
                           HIGHEST Q4 '01  12.23%
                           LOWEST  Q3 '01  -18.43%

The year-to-date return as of December 31, 2001 for Class A is -15.89% and for Class B is -16.43%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2001

                                                PAST 1 YEAR         PAST 5 YEARS         PAST 10 YEARS           LIFE OF FUND*
 CLASS A (BEFORE TAXES)....................        -19.88                 N/A                  N/A                  -10.49
     (AFTER TAXES ON DISTRIBUTIONS)........        -19.88                 N/A                  N/A                  -10.49
     (AFTER TAXES ON DISTRIBUTIONS AND SALE
     OF SHARES)............................        -12.11                 N/A                  N/A                   -8.28
 CLASS B...................................        -19.77                 N/A                  N/A                  -10.34
 S&P 500 Index ............................        -11.88               10.70                12.93
 Lipper Large-Cap Growth Fund Average .....        -22.95                8.52                10.33
 Morningstar Large Growth Category ........        -23.63                8.24                10.03
  After-tax performance is shown for Class A only. The after-tax returns for Class B will vary. Index performance does not reflect deductions for fees, expenses or taxes.
 * Fund's SEC effective date was November 1, 1999.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE FUND'S LATEST FISCAL YEAR

 FUND OPERATING EXPENSES

                                          CLASS A   CLASS B
 Management Fees........................   0.75%     0.75%
 12b-1 Fees.............................   0.25      0.92
 Other Expenses.........................   0.90      0.96
                                           ----      ----
           TOTAL FUND OPERATING EXPENSES   1.90%     2.63%


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                     IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES
 -----------------------------------------------------------------------------------------------------
                                     NUMBER OF YEARS YOU OWN YOUR SHARES
               1        3          5         10             1        3          5         10
 CLASS A     $659    $1,044    $1,453    $2,592           $659    $1,044    $1,453    $2,592
 CLASS B      676     1,139     1,620     2,974            266       817     1,395     2,974

PRINCIPAL PARTNERS LARGECAP BLEND FUND, INC.
The Fund seeks long-term growth of capital.

MAIN STRATEGIES
The Fund pursues its investment objective by investing primarily in equity securities of companies that the Sub-Advisor, Federated, believes offers superior growth prospects or of companies whose stock is undervalued. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with medium market capitalizations (those with market capitalizations similar to companies in the S&P 500 Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

In selecting securities for investment, Federated looks at stocks with value and/or growth characteristics and constructs an investment portfolio that has a "blend" of stocks with these characteristics. The value orientation emphasizes buying stocks at less than their intrinsic investment value and avoiding stocks whose price has been unjustifiably built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average. Federated attempts to identify good long-term values through disciplined investing and careful fundamental research.


Using its own quantitative process, Federated rates the future performance potential of companies. It evaluates each company's earnings quality in light of its current valuation to narrow the list of attractive companies. Federated then evaluates product positioning, management quality and sustainability of current growth trends of those companies. Using this type of fundamental analysis, Federated selects the most promising companies for the Fund's portfolio.


Companies with similar characteristics may be grouped together in broad categories called sectors. In determining the amount to invest in a security, Federated limits the Fund's exposure to each business sector that comprises the S&P 500 Index. The Fund's allocation to a sector will not be less than 50% or more than 200% of the Index's allocation to that sector. The Fund may invest up to 25% of its assets in securities of foreign companies.


The Fund may actively trade portfolio securities in an attempt to achieve its investment objective. Active trading will cause an increased portfolio turnover rate that increases the Fund's trading costs and may have an adverse impact on performance.


MAIN RISKS
Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of securities issued by such companies may decline. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to sector risk that is the possibility that a certain sector may under-perform other sectors or the market as a whole. As Federated allocates more of the Fund's portfolio holdings to a particular sector, the Fund's performance will be more susceptible to any economic, business or other developments that generally affect that sector.


Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Fund is subject to the risk that its principal market segment, large capitalization stocks, may under-perform compared to other market segments or to the equity markets as a whole. Because certain of the securities purchased by the Fund present greater opportunities for growth, they may also involve greater risks than securities that do not have the same potential. The value of the Fund's equity securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE
The Fund is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks, but who prefer investing in larger, established companies.

The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in performance from year to year.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO

 2001   -7.32


                          The Fund's highest/lowest quarterly returns (Class A
                          shares) during this time period were:
                           HIGHEST Q4 '01  8.21%
                           LOWEST  Q3 '01  -11.19%

The year-to-date return as of December 31, 2001 for Class A is -7.32% and for Class B is -8.00%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2001

                                                PAST 1 YEAR         PAST 5 YEARS         PAST 10 YEARS           LIFE OF FUND*
 CLASS A (BEFORE TAXES)....................        -11.74                 N/A                  N/A                   -8.19
     (AFTER TAXES ON DISTRIBUTIONS)........        -11.74                 N/A                  N/A                   -8.19
     (AFTER TAXES ON DISTRIBUTIONS AND SALE
     OF SHARES)............................         -7.15                 N/A                  N/A                   -6.55
 CLASS B...................................        -11.68                 N/A                  N/A                   -8.13
 S&P 500 Index ............................        -11.88               10.70                12.93
 Lipper Large-Cap Core Fund Average .......        -13.76                8.36                11.25
 Morningstar Large Blend Category .........        -13.68                8.87                11.31
  After-tax performance is shown for Class A only. The after-tax returns for Class B will vary. Index performance does not reflect deductions for fees, expenses or taxes.
 * Fund's SEC effective date was December 22, 2000.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE FUND'S LATEST FISCAL YEAR

 FUND OPERATING EXPENSES

                                CLASS A                 CLASS B
 Management Fees*......          0.75%                   0.75%
 12b-1 Fees............          0.25                    0.89
 Other Expenses........          1.25                    1.37
                                 ----                    ----
   TOTAL FUND OPERATING
               EXPENSES          2.25%                   3.01%
 *The Manager has voluntarily agreed to waive a portion of its fee for the Fund. The Manager intends to continue the waiver and, if necessary, pay expenses normally payable by the Fund through the period ending February 28, 2003. The effect of the waiver is to reduce the Fund's annual operating expenses. The waiver will maintain a total level of operating expenses
  (expressed as a percent of average net assets attributable to a Class on an annualized basis)
  not to exceed:
   1.95% for Class A Shares
   2.70% for Class B Shares


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                     IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES
 -----------------------------------------------------------------------------------------------------
                                     NUMBER OF YEARS YOU OWN YOUR SHARES
               1        3          5         10             1        3          5         10
 CLASS A     $692    $1,145    $1,623    $2,937           $692    $1,145    $1,623    $2,937
 CLASS B      712     1,249     1,802     3,067            304       930     1,582     3,067

PRINCIPAL PARTNERS LARGECAP GROWTH FUND, INC.
The Fund seeks to achieve long-term growth of capital by investing primarily in common stocks of larger capitalization domestic companies.

MAIN STRATEGIES
The Fund is a non-diversified fund that invests primarily in equity securities of companies in the U.S. with comparatively larger market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000 Index) at the time of purchase. In addition, the Fund may invest up to 25% of its assets in securities of foreign issuers.

In selecting securities for investment, the Sub-Advisor, Duncan-Hurst, looks at stocks it believes have prospects for above average growth over an extended period of time. Duncan-Hurst seeks to identify companies with accelerating earnings growth and positive company fundamentals. While economic forecasting and industry sector analysis play a part in its research effort, Duncan-Hurst's stock selection process begins with individual company analysis. This is often referred to as a bottom-up approach to investing. From a group of companies that meet Duncan-Hurst's standards, it selects the securities of those companies that it believes will have accelerating earnings growth. In making this determination, Duncan-Hurst considers certain characteristics of a particular company including new product development, management change and competitive market dynamics.


MAIN RISKS
While stocks have historically been a leading choice of long-term investors, they do fluctuate in price. The value of the stocks owned by the Fund changes on a daily basis. The current price reflects the activities of individual companies and general market conditions. In the short-term, stock prices fluctuate dramatically in response to these factors. As a result, the value of an investment in the Fund will go up and down. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Fund's performance may sometimes be lower or higher than that of other funds.


Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


The Fund may actively trade portfolio securities in an attempt to achieve its investment objective. Active trading will cause an increased portfolio turnover rate that increases the Fund's trading costs and may have an adverse impact on performance.


The Fund is a non-diversified company, as defined in the Investment Company Act of 1940, as amended, which means that a relatively high percentage of assets of the Fund may be invested in the obligations of a limited number of issuers. The value of the shares of the Fund may be more susceptible to a single economic, political or regulatory occurrence than the shares of a diversified investment company.


INVESTOR PROFILE
The Fund is generally a suitable investment for investors who are seeking long-term growth and are willing to accept the potential for short-term, volatile fluctuations in the value of their investment. This Fund is designed as a long-term investment with growth potential.

The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in performance from year to year.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO

 2001   -31.12


                          The Fund's highest/lowest quarterly returns (Class A
                          shares) during this time period were:
                           HIGHEST Q4 '01  11.68%
                           LOWEST Q4 '00-21.67%

The year-to-date return as of December 31, 2001 for Class A is -31.12% and for Class B is -31.45%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2001

                                                PAST 1 YEAR         PAST 5 YEARS         PAST 10 YEARS           LIFE OF FUND*
 CLASS A (BEFORE TAXES)....................        -34.43                 N/A                  N/A                  -35.63
     (AFTER TAXES ON DISTRIBUTIONS)........        -34.43                 N/A                  N/A                  -35.63
     (AFTER TAXES ON DISTRIBUTIONS AND SALE
     OF SHARES)............................        -20.97                 N/A                  N/A                  -27.34
 CLASS B...................................        -34.19                 N/A                  N/A                  -35.72
 S&P 500 Index ............................        -11.88               10.70                12.93
 Russell 1000 Growth Index ................        -20.42                8.27                10.79
 Lipper Large-Cap Growth Fund Average .....        -22.95                8.52                10.33
 Morningstar Large Growth Category ........        -23.63                8.24                10.03
  After-tax performance is shown for Class A only. The after-tax returns for Class B will vary. Index performance does not reflect deductions for fees, expenses or taxes.
 * Fund's SEC effective date was March 1, 2000.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE FUND'S LATEST FISCAL YEAR

 FUND OPERATING EXPENSES

                                CLASS A                 CLASS B
 Management Fees*......          0.90%                   0.90%
 12b-1 Fees............          0.25                    0.87
 Other Expenses........          1.54                    1.72
                                 ----                    ----
   TOTAL FUND OPERATING
               EXPENSES          2.69%                   3.49%
 *The Manager has voluntarily agreed to waive a portion of its fee for the Fund. The Manager intends to continue the waiver and, if necessary, pay expenses normally payable by the Fund through the period ending February 28, 2003. The effect of the waiver is to reduce the Fund's annual operating expenses. The waiver will maintain a total level of operating expenses
  (expressed as a percent of average net assets attributable to a Class on an annualized basis)
  not to exceed:
   1.95% for Class A Shares
   2.70% for Class B Shares


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                     IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES
 -----------------------------------------------------------------------------------------------------
                                     NUMBER OF YEARS YOU OWN YOUR SHARES
               1        3          5         10             1        3          5         10
 CLASS A     $734    $1,271    $1,832    $3,354           $734    $1,271    $1,832    $3,354
 CLASS B      758     1,385     2,028     3,504            352     1,071     1,812     3,504

PRINCIPAL PARTNERS LARGECAP VALUE FUND, INC.
The Fund seeks long-term growth of capital.

MAIN STRATEGIES
The Fund invests primarily in undervalued equity securities of companies among the 750 largest by market capitalization that the Sub-Advisor, Bernstein, believes offer above-average potential for growth in future earnings. Under normal market conditions, the Fund generally invests at least 80% of its assets in companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000 Value Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Fund may invest up to 25% of its assets in securities of foreign companies.

Bernstein employs an investment strategy, generally described as "value" investing, that involves seeking securities that:
.. exhibit low financial ratios (particularly stock price-to-book value, but also stock price-to-earnings and stock price-to-cash flow);
.. can be acquired for less than what Bernstein believes is the issuer's intrinsic value; or
.. appear attractive on a dividend discount model.

Value oriented investing entails a strong "sell discipline" in that it generally requires the sale of securities that have reached their intrinsic value or a target financial ratio. Value oriented investments may include securities of companies in cyclical industries during periods when such securities appear to Bernstein to have strong potential for capital appreciation or securities of "special situation" companies. A special situation company is one that Bernstein believes has potential for significant future earnings growth but has not performed well in the recent past. These situations include companies with management changes, corporate or asset restructuring or significantly undervalued assets. For Bernstein, identifying special situation companies and establishing an issuer's intrinsic value involves fundamental research about such companies and issuers.


MAIN RISKS
Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Fund is subject to the risk that its principal market segment, large capitalization value stocks, may underperform compared to other market segments or to the equity markets as a whole. The value of the Fund's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Fund's assets rise or fall, the

Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE
The Fund is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks but prefer investing in companies that appear to be considered undervalued relative to similar companies.

The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in performance from year to year.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO

 2001   4.39


                          The Fund's highest/lowest quarterly returns (Class A
                          shares) during this time period were:
                           HIGHEST Q4 '01  7.73%
                           LOWEST  Q3 '01  -6.79%

The year-to-date return as of December 31, 2001 for Class A is 4.39% and for Class B is 3.80%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2001

                                                PAST 1 YEAR         PAST 5 YEARS         PAST 10 YEARS           LIFE OF FUND*
 CLASS A (BEFORE TAXES)....................        -0.61                  N/A                  N/A                   2.73
     (AFTER TAXES ON DISTRIBUTIONS)........        -1.05                  N/A                  N/A                   2.28
     (AFTER TAXES ON DISTRIBUTIONS AND SALE
     OF SHARES)............................        -0.37                  N/A                  N/A                   1.96
 CLASS B...................................        -0.20                  N/A                  N/A                   3.24
 Russell 1000 Value Index .................        -5.59                11.14                14.15
 Lipper Large-Cap Value Fund Average ......        -6.68                 8.63                11.68
 Morningstar Large Value Category .........        -5.37                 8.84                11.88
  After-tax performance is shown for Class A only. The after-tax returns for Class B will vary. Index performance does not reflect deductions for fees, expenses or taxes.
 * Fund's SEC effective date was December 22, 2000.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE FUND'S LATEST FISCAL YEAR

 FUND OPERATING EXPENSES

                                CLASS A                 CLASS B
 Management Fees*......          0.75 %                  0.75%
 12b-1 Fees............          0.25                    0.89
 Other Expenses........          1.04                    1.18
                                 ----                    ----
   TOTAL FUND OPERATING
               EXPENSES          2.04%                   2.82 %
 *The Manager has voluntarily agreed to waive a portion of its fee for the Fund. The Manager intends to continue the waiver and, if necessary, pay expenses normally payable by the Fund through the period ending February 28, 2003. The effect of the waiver is to reduce the Fund's annual operating expenses. The waiver will maintain a total level of operating expenses
  (expressed as a percent of average net assets attributable to a Class on an annualized basis)
  not to exceed:
   1.95% for Class A Shares
   2.70% for Class B Shares


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                     IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES
 -----------------------------------------------------------------------------------------------------
                                     NUMBER OF YEARS YOU OWN YOUR SHARES
               1        3          5         10             1        3          5         10
 CLASS A     $672    $1,084    $1,521    $2,731           $672    $1,084    $1,521    $2,731
 CLASS B      694     1,194     1,712     2,875            285       874     1,489     2,875

PRINCIPAL PARTNERS MIDCAP GROWTH FUND, INC.
The Fund seeks to achieve long-term growth of capital by investing primarily in medium capitalization U.S. companies with strong earnings growth potential.

MAIN STRATEGIES
The Fund invests primarily in common stocks and other equity securities of U.S. companies with strong earnings growth potential. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with medium market capitalizations (those with market capitalizations similar to companies in the Russell MidCap Growth Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

The Fund invests in securities of companies that are diversified across economic sectors. It attempts to maintain sector concentrations that approximate those of its current benchmark, the Russell MidCap Growth Index. The Fund is not an index fund and does not limit its investment to the securities of issuers in the Russell MidCap Growth Index. The Fund may invest up to 10% of its assets in securities of foreign companies.


The Sub-Advisor, Turner, selects stocks that it believes have strong earnings growth potential. Turner invests in companies with strong earnings dynamics, and sells those with deteriorating earnings prospects. Turner believes forecasts for market timing and sector rotation are unreliable and introduce an unacceptable level of risk. As a result, under normal market conditions the Fund is fully invested.


MAIN RISKS
Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The medium capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these mid-size companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities.


Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


The Fund may actively trade portfolio securities in an attempt to achieve its investment objective. Active trading will cause an increased portfolio turnover rate that increases the Fund's trading costs and may have an adverse impact on performance.

In addition, the Fund is subject to the risk that its principal market segment, medium capitalization growth stocks, may underperform compared to the equity markets as a whole. The securities purchased by the Fund present greater opportunities for growth because of high potential earnings growth, but may also involve greater risks than securities that do not have the same potential. The value of the Fund's equity securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

INVESTOR PROFILE
The Fund is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in performance from year to year.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO

 2001   -28.07


                          The Fund's highest/lowest quarterly returns (Class A
                          shares) during this time period were:
                           HIGHEST Q4 '01  25.12%
                           LOWEST Q3 '01-31.94%

The year-to-date return as of December 31, 2001 for Class A is -28.07% and for Class B is -28.53%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2001

                                                PAST 1 YEAR         PAST 5 YEARS         PAST 10 YEARS           LIFE OF FUND*
 CLASS A (BEFORE TAXES)....................        -31.52                N/A                   N/A                  -32.72
     (AFTER TAXES ON DISTRIBUTIONS)........        -31.52                N/A                   N/A                  -32.72
     (AFTER TAXES ON DISTRIBUTIONS AND SALE
     OF SHARES)............................        -19.19                N/A                   N/A                  -25.23
 CLASS B...................................        -31.39                N/A                   N/A                  -32.92
 Russell Midcap Growth Index ..............        -20.16               9.02                 11.11
 Lipper Mid-Cap Growth Fund Average .......        -21.17               8.64                 10.53
 Morningstar Mid-Cap Growth Category ......        -21.28               8.44                 10.30
  After-tax performance is shown for Class A only. The after-tax returns for Class B will vary. Index performance does not reflect deductions for fees, expenses or taxes.
 * Fund's SEC effective date was March 1, 2000.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE FUND'S LATEST FISCAL YEAR

 FUND OPERATING EXPENSES

                                CLASS A                 CLASS B
 Management Fees*......          0.90%                   0.90%
 12b-1 Fees............          0.25                    0.87
 Other Expenses........          1.52                    1.68
                                 ----                    ----
   TOTAL FUND OPERATING
               EXPENSES          2.67 %                  3.45 %
 *The Manager has voluntarily agreed to waive a portion of its fee for the Fund. The Manager intends to continue the waiver and, if necessary, pay expenses normally payable by the Fund through the period ending February 28, 2003. The effect of the waiver is to reduce the Fund's annual operating expenses. The waiver will maintain a total level of operating expenses
  (expressed as a percent of average net assets attributable to a Class on an annualized basis)
  not to exceed:
   1.95% for Class A Shares
   2.70% for Class B Shares


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                     IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES
 -----------------------------------------------------------------------------------------------------
                                     NUMBER OF YEARS YOU OWN YOUR SHARES
               1        3          5         10             1        3          5         10
 CLASS A     $732    $1,265    $1,823    $3,335           $732    $1,265    $1,823    $3,335
 CLASS B      754     1,373     2,009     3,473            348     1,059     1,793     3,473

PRINCIPAL PARTNERS SMALLCAP GROWTH FUND, INC.
The Fund seeks long-term growth of capital.

MAIN STRATEGIES
The Fund invests primarily in a diversified group of equity securities of small growth companies. Generally, the Fund invests in common stocks of companies with small market capitalizations (those with market capitalizations similar to companies in the Russell 2000 Index) at the time of purchase.

Under normal market conditions, the Fund invests at least 80% of its assets in equity securities of small companies with the potential for rapid earnings growth. In selecting securities for investment, the Sub-Advisor, Berger, focuses on companies that it believes demonstrate the following traits:
.. Long-term appreciation potential: open-ended business opportunity;
.. Strong revenue-driven earnings growth;
.. Seasoned management team: integrity, ability, commitment, execution;
.. Innovative products or services;
.. Defensible barriers to entry: e.g. proprietary technology;
.. Solid financial statements: profitability, conservative balance sheet and accounting;
.. Long-term market share leaders in emerging and growing industries; and .. Appropriate valuations.

Berger will generally sell a security when it no longer meets Berger's investment criteria or when it has met Berger's expectations for appreciation. The Fund may actively trade portfolio securities in an attempt to achieve its investment objective. Active trading will cause an increased portfolio turnover rate that increases the Fund's trading costs and may have an adverse impact on performance.


MAIN RISKS
Investments in companies with small market capitalizations carry their own risks. Historically, small company securities have been more volatile in price than larger company securities, especially over the short-term. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established. While small companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.


The net asset value of the Fund's shares is based on the values of the securities it holds. The value of the stocks owned by the Fund changes on a daily basis. The current share price reflects the activities of individual companies and general market and economic conditions. In the short term, stock prices can fluctuate dramatically in response to these factors. Because of these fluctuations, principal values and investment returns vary. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


The Fund's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies and may underperform as compared to the securities of larger companies. This Fund is designed for long term investors for a portion of their investments. It is not designed for investors seeking income or conservation of capital.


INVESTOR PROFILE
The Fund is generally a suitable investment for investors who are seeking long-term growth and are willing to accept the potential for volatile fluctuations in the value of their investment.

The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in performance from year to year.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO

 2001   -31.23


                          The Fund's highest/lowest quarterly returns (Class A
                          shares) during this time period were:
                           HIGHEST Q4 '01  27.30%
                           LOWEST  Q3 '01  -36.13%

The year-to-date return as of December 31, 2001 for Class A is -31.23% and for Class B is -31.70%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2001

                                                PAST 1 YEAR         PAST 5 YEARS         PAST 10 YEARS           LIFE OF FUND*
 CLASS A (BEFORE TAXES)....................        -34.49                N/A                   N/A                  -30.99
     (AFTER TAXES ON DISTRIBUTIONS)........        -34.49                N/A                   N/A                  -30.99
     (AFTER TAXES ON DISTRIBUTIONS AND SALE
     OF SHARES)............................        -21.00                N/A                   N/A                  -24.77
 CLASS B...................................        -34.44                N/A                   N/A                  -30.92
 Russell 2000 Growth Index ................         -9.23               2.87                  7.19
 Lipper Small-Cap Growth Fund Average .....        -10.79               9.31                 11.52
 Morningstar Small Growth Category ........         -9.02               8.94                 10.89
  After-tax performance is shown for Class A only. The after-tax returns for Class B will vary. Index performance does not reflect deductions for fees, expenses or taxes.
 * Fund's SEC effective date was December 22, 2000.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE FUND'S LATEST FISCAL YEAR

 FUND OPERATING EXPENSES

                                CLASS A                  CLASS B
 Management Fees*......             0.90%                 0.90%
 12b-1 Fees............             0.25                  0.91
 Other Expenses........             1.79                  2.01
                                --------                  ----
   TOTAL FUND OPERATING
               EXPENSES         2.94   %                  3.82%
 *The Manager has voluntarily agreed to waive a portion of its fee for the Fund. The Manager intends to continue the waiver and, if necessary, pay expenses normally payable by the Fund through the period ending February 28, 2003. The effect of the waiver is to reduce the Fund's annual operating expenses. The waiver will maintain a total level of operating expenses
  (expressed as a percent of average net assets attributable to a Class on an annualized basis)
  not to exceed:
   1.95% for Class A Shares
   2.70% for Class B Shares


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                     IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES
 -----------------------------------------------------------------------------------------------------
                                     NUMBER OF YEARS YOU OWN YOUR SHARES
               1        3          5         10             1        3          5         10
 CLASS A     $758    $1,341    $1,949    $3,581           $758    $1,341    $1,949    $3,581
 CLASS B      789     1,477     2,179     3,774            384     1,174     1,999     3,922

PRINCIPAL REAL ESTATE FUND, INC.
The Fund seeks to generate a total return by investing primarily in equity securities of companies principally engaged in the real estate industry.

MAIN STRATEGIES
Under normal market conditions, the Fund invests at least 80% of its assets in equity securities of companies principally engaged in the real estate industry. For purposes of the Fund's investment policies, a real estate company has at least 50% of its assets, income or profits derived from products or services related to the real estate industry. Real estate companies include real estate investment trusts and companies with substantial real estate holdings such as paper, lumber, hotel and entertainment companies. Companies whose products and services relate to the real estate industry include building supply manufacturers, mortgage lenders and mortgage servicing companies.

Real estate investment trusts ("REITs") are corporations or business trusts that are permitted to eliminate corporate level federal income taxes by meeting certain requirements of the Internal Revenue Code. REITs are characterized as:
.. equity REITs, which primarily own property and generate revenue from rental income;
.. mortgage REITs, which invest in real estate mortgages; and .. hybrid REITs, which combine the characteristics of both equity and mortgage
  REITs.
In selecting securities for the Fund, the Manager focuses on equity REITs.

The Fund may invest up to 25% of its assets in securities of foreign real estate companies.


MAIN RISKS
Securities of real estate companies are subject to securities market risks as well as risks similar to those of direct ownership of real estate. These include:
.. declines in the value of real estate
.. risks related to general and local economic conditions
.. dependency on management skills
.. heavy cash flow dependency
.. possible lack of available mortgage funds
.. overbuilding
.. extended vacancies in properties
.. increases in property taxes and operating expenses
.. changes in zoning laws
.. expenses incurred in the cleanup of environmental problems
.. casualty or condemnation losses
.. changes in interest rates

In addition to the risks listed above, equity REITs are affected by the changes in the value of the properties owned by the trust. Mortgage REITs are affected by the quality of the credit extended. Both equity and mortgage REITs:
.. are dependent upon management skills and might not be diversified;
.. are subject to cash flow dependency and defaults by borrowers; and .. could fail to qualify for tax-free pass-through of income under the Internal
  Revenue Code.

Because of these factors, the value of the securities held by the Fund, and in turn the price per share of the Fund, changes on a daily basis. The current share price reflects the activities of individual companies as well as general market and economic conditions. In the short-term, share prices can fluctuate dramatically in response to these factors. Because of these fluctuations, principal values and investment returns vary. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


Foreign securities carry risks that are not generally found in securities of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


INVESTOR PROFILE
The Fund is generally a suitable investment for investors who seek a total return, want to invest in companies engaged in the real estate industry and accept the potential for volatile fluctuations in the value of investments.

The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in performance from year to year.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO

 "1998" -13.62
"1999"  -4.76
"2000"  29.65
"2001"  7.54



                          The Fund's highest/lowest quarterly returns (Class A
                          shares) during this time period were:
                           HIGHEST Q2 '00  11.31%
                           LOWEST  Q3 '99  -8.25%

The year-to-date return as of December 31, 2001 for Class A is 7.54% and for Class B is 6.92%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2001

                                                PAST 1 YEAR         PAST 5 YEARS         PAST 10 YEARS           LIFE OF FUND*
 CLASS A (BEFORE TAXES)....................         2.45                 N/A                   N/A                   2.23
     (AFTER TAXES ON DISTRIBUTIONS)........         1.14                 N/A                   N/A                   0.77
     (AFTER TAXES ON DISTRIBUTIONS AND SALE
     OF SHARES)............................         1.45                 N/A                   N/A                   0.99
 CLASS B...................................         2.92                 N/A                   N/A                   2.15
 Morgan Stanley REIT Index ................        12.83                6.11                   N/A
 Lipper Real Estate Fund Average ..........         8.81                6.15                 10.33
 Morningstar Specialty - Real Estate
 Category .................................         8.93                6.19                  9.99
  After-tax performance is shown for Class A only. The after-tax returns for Class B will vary. Index performance does not reflect deductions for fees, expenses or taxes.
 * Fund's SEC effective date was December 31, 1997.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE FUND'S LATEST FISCAL YEAR

 FUND OPERATING EXPENSES

                                          CLASS A   CLASS B
 Management Fees........................   0.90%     0.90%
 12b-1 Fees.............................   0.25      0.80
 Other Expenses.........................   0.82      0.88
                                           ----      ----
           TOTAL FUND OPERATING EXPENSES   1.97%     2.58%


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                     IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES
 -----------------------------------------------------------------------------------------------------
                                     NUMBER OF YEARS YOU OWN YOUR SHARES
               1        3          5         10             1        3          5         10
 CLASS A     $665    $1,064    $1,487    $2,662           $665    $1,064    $1,487    $2,662
 CLASS B      671     1,125     1,596     2,697            261       802     1,370     2,697

PRINCIPAL SMALLCAP FUND, INC.
The Fund seeks long-term growth of capital by investing primarily in equity securities of companies with comparatively smaller market capitalizations.

MAIN STRATEGIES
The Fund invests primarily in common stocks of small capitalization companies. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with small market capitalizations (those with market capitalizations similar to companies in the Russell 2000 Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Fund may invest up to 25% of its assets in securities of foreign companies.

In selecting securities for investment, the Sub-Advisor, Invista, looks at stocks with value and/or growth characteristics and constructs an investment portfolio that has a "blend" of stocks with these characteristics. In managing the assets of the Fund, Invista does not have a policy of preferring one of these categories to the other. The value orientation emphasizes buying stocks at less than their investment value and avoiding stocks whose price has been artificially built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average. Selection is based on fundamental analysis of the company relative to other companies with the focus being on Invista's estimation of forward-looking rates of return.


MAIN RISKS
Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.


Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Fund is subject to the risk that its principal market segment, small capitalization stocks, may underperform compared to the equity markets as a whole. The value of the Fund's equity securities may fluctuate on a daily basis. The Fund's share price may fluctuate more than that of funds primarily invested in stocks of mid and large-sized companies and may underperform as compared to the securities of larger companies. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE
The Fund is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the potential for volatile fluctuations in the value of investments.

The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in performance from year to year.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO

 "1998" -5.68
"1999"  43.22
"2000"  -14.03
"2001"  0.45



                          The Fund's highest/lowest quarterly returns (Class A
                          shares) during this time period were:
                           HIGHEST Q4 '01  25.53%
                           LOWEST  Q3 '01  -26.56%

The year-to-date return as of December 31, 2001 for Class A is 0.45% and for Class B is -0.35%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2001

                                                PAST 1 YEAR         PAST 5 YEARS         PAST 10 YEARS           LIFE OF FUND*
 CLASS A (BEFORE TAXES)....................        -4.32                  N/A                  N/A                   2.67
     (AFTER TAXES ON DISTRIBUTIONS)........        -4.32                  N/A                  N/A                   0.30
     (AFTER TAXES ON DISTRIBUTIONS AND SALE
     OF SHARES)............................        -2.63                  N/A                  N/A                   1.14
 CLASS B...................................        -4.34                  N/A                  N/A                   2.61
 S&P SmallCap 600 Index ...................         6.54                10.66                13.61
 Russell 2000 Index/(1)/ ..................         2.49                 7.52                11.51
 Lipper Small-Cap Core Fund Average .......         7.65                10.95                12.75
 Morningstar Small Blend Category .........         8.41                10.91                13.25
  After-tax performance is shown for Class A only. The after-tax returns for Class B will vary. Index performance does not reflect deductions for fees, expenses or taxes.
 * Fund's SEC effective date was December 31, 1997.
 ///(1)/
  This index is now the benchmark against which the Fund measures its performance. The Manager and portfolio manager believe it better represents the universe of investment choices open to the Fund under its investment philosophy. The index formerly used is also shown.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE FUND'S LATEST FISCAL YEAR

 FUND OPERATING EXPENSES

                                          CLASS A   CLASS B
 Management Fees........................   0.85%     0.85%
 12b-1 Fees.............................   0.25      0.95
 Other Expenses.........................   0.77      0.94
                                           ----      ----
           TOTAL FUND OPERATING EXPENSES   1.87%     2.74%


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                     IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES
 -----------------------------------------------------------------------------------------------------
                                     NUMBER OF YEARS YOU OWN YOUR SHARES
               1        3          5         10             1        3          5         10
 CLASS A     $656    $1,035    $1,438    $2,561           $656    $1,035    $1,438    $2,561
 CLASS B      686     1,171     1,673     2,764            277       850     1,450     2,764

PRINCIPAL UTILITIES FUND, INC.
The Fund seeks to achieve high current income and long-term growth of income and capital.

MAIN STRATEGIES
The Fund seeks to achieve its objective by investing primarily in equity and fixed-income securities of companies in the public utilities industry. These companies include:
.. companies engaged in the manufacture, production, generation, sale or distribution of electric or gas energy or other types of energy; and .. companies engaged in telecommunications, including telephone, telegraph, satellite, microwave and other communications media (but not public broadcasting or cable television).
The Sub-Advisor, Invista, considers a company to be in the public utilities industry if, at the time of investment, at least 50% of the company's assets, revenues or profits are derived from one or more of those industries.

Under normal market conditions, at least 80% (and up to 100%) of the assets of the Fund are invested in equity securities and fixed-income securities in the public utilities industry. The Fund does not have any policy to concentrate its assets in any segment of the utilities industry. The portion of Fund assets invested in equity securities and fixed-income securities varies from time to time. When determining how to invest the Fund's assets to achieve its investment objective, Invista considers:
.. changes in interest rates;
.. prevailing market conditions; and
.. general economic and financial conditions.

The Fund invests in fixed-income securities, which at the time of purchase, are .. rated in one of the top four categories by Standard & Poor's Rating Service or
  Moody's Investors Service, Inc.; or
.. if not rated, in the Sub-Advisor's opinion are of comparable quality.

MAIN RISKS
Since the Fund's investments are concentrated in the utilities industry, the value of its shares changes in response to factors affecting those industries. Many utility companies have been subject to risks of:
.. increase in fuel and other operating costs;
.. changes in interests rates on borrowings for capital improvement programs; .. changes in applicable laws and regulations;
.. changes in technology which render existing plants, equipment or products obsolete;
.. effects of conservation; and
.. increased costs and delays associated with environmental regulations.

Generally, the prices charged by utilities are regulated with the intention of protecting the public while ensuring that utility companies earn a return sufficient to attract capital to grow and provide appropriate services. However, due to political and regulatory factors, rate changes ordinarily occur following a change in financing costs. This delay tends to favorably affect a utility company's earnings and dividends when costs are decreasing but also adversely affects earnings and dividends when costs are rising. In addition, the value of the utility company bond prices rise when interest rates fall and fall when interest rates rise.


Certain states are adopting deregulation plans. These plans generally allow for the utility company to set the amount of their earnings without regulatory approval.


The share price of the Fund may fluctuate more widely than the value of shares of a fund that invests in a broader range of industries. Because of these fluctuations, principal values and investment returns vary. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE
The Fund is generally a suitable investment for investors who seek dividends to generate income or to be reinvested for growth, want to invest in companies in the utilities industry and accept fluctuations in the value of investments.

The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in performance from year to year.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO

 "1993" 8.42
"1994"  -11.09
"1995"  33.87
"1996"  4.56
"1997"  29.58
"1998"  22.5
"1999"  2.25
"2000"  18.23
"2001"  -28.2



                          The Fund's highest/lowest quarterly returns (Class A
                          shares) during this time period were:
                           HIGHEST Q4 '97  19.24%
                           LOWEST  Q3 '01  -17.03%

The year-to-date return as of December 31, 2001 for Class A is -28.20% and for Class B is -28.82%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2001

                                                PAST 1 YEAR         PAST 5 YEARS         PAST 10 YEARS           LIFE OF FUND*
 CLASS A (BEFORE TAXES)....................        -31.59                5.60                  N/A                   6.73
     (AFTER TAXES ON DISTRIBUTIONS)........        -31.96                3.46                  N/A                   4.72
     (AFTER TAXES ON DISTRIBUTIONS AND SALE
     OF SHARES)............................        -19.20                4.37                  N/A                   4.98
 CLASS B...................................        -31.65                5.53                  N/A                   8.96
 S&P 500 Index ............................        -11.88               10.70                12.93
 Dow Jones Utilities w/Income Index .......        -26.25                8.95                  N/A
 Lipper Utility Fund Average ..............        -21.24                8.06                 9.29
 Morningstar Specialty - Utilities Category        -21.39                7.85                 9.18
  After-tax performance is shown for Class A only. The after-tax returns for Class B will vary. Index performance does not reflect deductions for fees, expenses or taxes.
 * The SEC effective date for Class A was December 16, 1992 and for Class B was December 9, 1994.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE FUND'S LATEST FISCAL YEAR

 FUND OPERATING EXPENSES

                                          CLASS A   CLASS B
 Management Fees........................   0.59%     0.59%
 12b-1 Fees.............................   0.25      0.96
 Other Expenses.........................   0.47      0.60
                                           ----      ----
           TOTAL FUND OPERATING EXPENSES   1.31%     2.15%


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                     IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES
 -----------------------------------------------------------------------------------------------------
                                     NUMBER OF YEARS YOU OWN YOUR SHARES
               1        3          5         10             1        3          5         10
 CLASS A     $602     $870     $1,159     $1,979          $602     $870     $1,159     $1,979
 CLASS B      629      999      1,384      2,169           218      673      1,154      2,169

PRINCIPAL EUROPEAN EQUITY FUND, INC.
The Fund seeks long-term growth of capital.

MAIN STRATEGIES
The Fund invests primarily in equity securities of companies domiciled or in the opinion of the Sub-Advisor, BT Funds Management ("BT"), having their core business in Europe. The Fund may also invest in other securities of such companies. The Fund offers an opportunity to invest in a region with a wide spread of industries and in companies which, in the opinion of BT, may be undervalued.

The Fund invests in securities listed on foreign or domestic securities exchanges, securities traded in foreign or domestic over-the-counter markets and depositary receipts. Under normal market conditions, the Fund invests at least 80% of its assets in European securities. These include securities of:
.. companies organized under the laws of European countries;
.. companies for which the principal securities trading market is in a European country; and
.. companies, regardless of where their securities are traded, that derive 50% or more of their total revenue from either goods or services produced or sales made in European countries.

The global equity investment philosophy of BT is to exploit market inefficiencies that arise from differing interpretations of market information. As a result, in BT's view, a company's share price does not always represent its true "business value." BT actively invests in those companies that it believes have been mispriced by investment markets. In order to exploit these inefficiencies successfully, BT seeks to enhance investment returns through:
.. rigorous proprietary stock research which enables their analysts to understand the:
  . quality of the company;
  . nature of its management;
  . nature of its industry competition; and . business valuation - the true "business value" of the company;
.. maintaining global coverage within the universe of investment choices; and .. maintaining a medium-term focus.

As a result, the Fund's portfolio reflects the opportunities presented by mispriced companies that offer the potential for strong, long-term investment returns with an acceptable level of investment risk.


MAIN RISKS
Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility. In addition, foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. Foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Fund as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Fund is authorized to enter into certain foreign currency exchange transactions. In addition, the Fund's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.


The Fund may actively trade portfolio securities in an attempt to achieve its investment objective. Active trading will cause an increased portfolio turnover rate that increases the Fund's trading costs and may have an adverse impact on performance.


The Fund may invest in securities of companies with small to medium market capitalizations. While small companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risk and should be considered speculative. Small to mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities. Historically, these securities have fluctuated in price more than larger company securities, especially over the short-term.


The net asset value of the Fund's shares is based on the values of the securities it holds. The value of the stocks owned by the Fund changes on a daily basis. In the short-term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE
The Fund is generally a suitable investment for investors seeking long-term growth of capital in European markets who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.

The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in performance from year to year.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO

 2001   -23.94


                          The Fund's highest/lowest quarterly returns (Class A
                          shares) during this time period were:
                           HIGHEST Q4 '01  8.67%
                           LOWEST  Q1 '01  -17.18%

The year-to-date return as of December 31, 2001 for Class A is -23.94% and for Class B is -24.49%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2001

                                                PAST 1 YEAR         PAST 5 YEARS         PAST 10 YEARS           LIFE OF FUND*
 CLASS A (BEFORE TAXES)....................        -27.59                N/A                   N/A                  -23.51
     (AFTER TAXES ON DISTRIBUTIONS)........        -27.59                N/A                   N/A                  -23.71
     (AFTER TAXES ON DISTRIBUTIONS AND SALE
     OF SHARES)............................        -16.80                N/A                   N/A                  -18.53
 CLASS B...................................        -27.51                N/A                   N/A                  -23.68
 MSCI Europe (15) Index-ND ................        -19.90               6.24                  9.64
 Lipper European Region Fund Average ......        -22.36               5.91                  8.95
 Morningstar Europe Stock Category ........        -21.43               5.30                  8.77
  After-tax performance is shown for Class A only. The after-tax returns for Class B will vary. Index performance does not reflect deductions for fees, expenses or taxes.
 * Fund's SEC effective date was May 1, 2000.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE FUND'S LATEST FISCAL YEAR

 FUND OPERATING EXPENSES

                                CLASS A                 CLASS B
 Management Fees*......          0.90 %                  0.90%
 12b-1 Fees............          0.25                    0.81
 Other Expenses........          1.98                    2.17
                                 ----                    ----
   TOTAL FUND OPERATING
               EXPENSES          3.13%                   3.88 %
 *The Manager has voluntarily agreed to waive a portion of its fee for the Fund. The Manager intends to continue the waiver and, if necessary, pay expenses normally payable by the Fund through the period ending February 28, 2003. The effect of the waiver is to reduce the Fund's annual operating expenses. The waiver will maintain a total level of operating expenses
  (expressed as a percent of average net assets attributable to a Class on an annualized basis)
  not to exceed:
   2.95% for Class A Shares
   3.70% for Class B Shares


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                     IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES
 -----------------------------------------------------------------------------------------------------
                                     NUMBER OF YEARS YOU OWN YOUR SHARES
               1        3          5         10             1        3          5         10
 CLASS A     $776    $1,395    $2,037    $3,750           $776    $1,395    $2,037    $3,750
 CLASS B      795     1,494     2,207     3,869            390     1,184     1,995     3,869



PRINCIPAL INTERNATIONAL EMERGING MARKETS FUND, INC.
The Fund seeks long-term growth of capital by investing primarily in equity securities of issuers in emerging market countries.

MAIN STRATEGIES
The Fund seeks to achieve its objective by investing in common stocks of companies in emerging market countries. For this Fund, the term "emerging market country" means any country which is considered to be an emerging country by the international financial community (including the International Bank for Reconstruction and Development (also known as the World Bank) and the International Financial Corporation). These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe. Investing in many emerging market countries is not feasible or may involve unacceptable political risk. Invista, the Sub-Advisor, focuses on those emerging market countries that it believes have strongly developing economies and markets which are becoming more sophisticated.

Under normal conditions, at least 65% of the Fund's assets are invested in emerging market country equity securities. The Fund invests in securities of:
.. companies with their principal place of business or principal office in emerging market countries;
.. companies for which the principal securities trading market is an emerging market country; or
.. companies, regardless of where their securities are traded, that derive 50% or more of their total revenue from either goods or services produced in emerging market countries or sales made in emerging market countries.

MAIN RISKS
Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility. In addition, foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. Foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Fund as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Fund is authorized to enter into certain foreign currency exchange transactions. In addition, the Fund's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.


Investments in emerging market countries involve special risks. Certain emerging market countries have historically experienced, and may continue to experience, certain economic problems. These may include: high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of debt, balance of payments and trade difficulties, and extreme poverty and unemployment.


The Fund may invest in securities of companies with small to medium market capitalizations. While small companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risk and should be considered speculative. Small to mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities. Historically, these securities have fluctuated in price more than larger company securities, especially over the short-term.


The net asset value of the Fund's shares is based on the values of the securities it holds. The value of the stocks owned by the Fund changes on a daily basis. The current share price reflects the activities of individual companies as well as general market and economic conditions. In the short-term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes.

If you sell your shares when their value is less than the price you paid, you will lose money.


In attempting to achieve its investment objective, the Fund may actively trade portfolio securities which will cause increased portfolio turnover that increases the Fund's trading costs and may have an adverse impact on performance.


INVESTOR PROFILE
The Fund is generally a suitable investment for investors seeking long-term growth of capital in securities of emerging market countries who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.

The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in performance from year to year.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO

 "1998" -17.42
"1999"  67.2
"2000"  -28.63
"2001"  -5.11



                          The Fund's highest/lowest quarterly returns (Class A
                          shares) during this time period were:
                           HIGHEST Q4 '99  38.24%
                           LOWEST  Q3 '01  -24.72%

The year-to-date return as of December 31, 2001 for Class A is -5.11% and for Class B is -5.96%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2001

                                                PAST 1 YEAR         PAST 5 YEARS         PAST 10 YEARS           LIFE OF FUND*
 CLASS A (BEFORE TAXES)............                -9.62                  N/A                  N/A                   -5.22
     (AFTER TAXES ON DISTRIBUTIONS)........        -9.62                  N/A                  N/A                   -5.27
     (AFTER TAXES ON DISTRIBUTIONS AND SALE
     OF SHARES)............................        -5.86                  N/A                  N/A                   -4.10
 CLASS B...........................                -9.73                  N/A                  N/A                   -5.21
 MSCI Emerging Markets Free Index-ID ......        -4.91                -7.80                 0.95
 Lipper Emerging Markets Fund Average .....        -2.94                -4.38                 2.88
 Morningstar Diversified Emerging Markets
 Category .................................        -3.73                -4.79                 0.89
  After-tax performance is shown for Class A only. The after-tax returns for Class B will vary. Index performance does not reflect deductions for fees, expenses or taxes.
 * Fund's SEC effective date was August 29, 1997.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE FUND'S LATEST FISCAL YEAR

 FUND OPERATING EXPENSES

                                CLASS A                 CLASS B
 Management Fees*......          1.25%                   1.25%
 12b-1 Fees............          0.25                    0.88
 Other Expenses........          1.21                    1.26
                                 ----                    ----
   TOTAL FUND OPERATING
               EXPENSES          2.71%                   3.39%
 *The Manager has voluntarily agreed to waive a portion of its fee for the Fund. The Manager intends to continue the waiver and, if necessary, pay expenses normally payable by the Fund through the period ending February 28, 2003. The effect of the waiver is to reduce the Fund's annual operating expenses. The waiver will maintain a total level of operating expenses
  (expressed as a percent of average net assets attributable to a Class on an annualized basis)
  not to exceed:
   2.50% for Class A Shares
   3.25% for Class B Shares


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                     IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES
 -----------------------------------------------------------------------------------------------------
                                     NUMBER OF YEARS YOU OWN YOUR SHARES
               1        3          5         10             1        3          5         10
 CLASS A     $736    $1,276    $1,842    $3,372           $736    $1,276    $1,842    $3,372
 CLASS B      748     1,357     1,981     3,452            342     1,042     1,765     3,452

PRINCIPAL INTERNATIONAL FUND, INC.
The Fund seeks long-term growth of capital.

MAIN STRATEGIES
The Fund invests in a portfolio of equity securities of companies domiciled in any of the nations of the world. The Fund invests in securities of:
.. companies with their principal place of business or principal office outside the U.S.;
.. companies for which the principal securities trading market is outside the
  U.S.; and
.. companies, regardless of where their securities are traded, that derive 50% or more of their total revenue from goods or services produced or sales made outside the U.S.

The Fund has no limitation on the percentage of assets that are invested in any one country or denominated in any one currency. However under normal market conditions, the Fund intends to have at least 65% of its assets invested in companies in at least three different countries. One of those countries may be the U.S. though currently the Fund does not intend to invest in equity securities of U.S. companies.


Investments may be made anywhere in the world. Primary consideration is given to securities of corporations of Western Europe, North America and Australasia (Australia, Japan and Far East Asia). Changes in investments are made as prospects change for particular countries, industries or companies.


In choosing investments for the Fund, the Sub-Advisor, Invista, pays particular attention to the long-term earnings prospects of the various companies under consideration. Invista then weighs those prospects relative to the price of the security.


MAIN RISKS
Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility. In addition, foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. Foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Fund as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Fund is authorized to enter into certain foreign currency exchange transactions. In addition, the Fund's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.


The Fund may invest in securities of companies with small to medium market capitalizations. While small companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risk and should be considered speculative. Small to mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities. Historically, these securities have fluctuated in price more than larger company securities, especially over the short-term.


The value of the stocks owned by the Fund changes on a daily basis. The current share price reflects the activities of individual companies as well as general market and economic conditions. In the short-term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Fund's assets rise or fall, the

Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE
The Fund is generally a suitable investment for investors seeking long-term growth of capital in markets outside of the U.S. who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.

The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in performance from year to year.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO

 "1992" 0.81
"1993"  46.34
"1994"  -5.26
"1995"  11.56
"1996"  23.76
"1997"  12.22
"1998"  8.48
"1999"  25.82
"2000"  -8.64
"2001"  -24.97



                          The Fund's highest/lowest quarterly returns (Class A
                          shares) during this time period were:
                           HIGHEST Q4 '99  16.78%
                           LOWEST  Q3 '98  -17.80%

The year-to-date return as of December 31, 2001 for Class A is -24.97% and for Class B is -25.64%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2001

                                                PAST 1 YEAR         PAST 5 YEARS         PAST 10 YEARS           LIFE OF FUND*
 CLASS A (BEFORE TAXES)....................        -28.54                0.01                 6.79                   6.62
     (AFTER TAXES ON DISTRIBUTIONS)........        -28.54               -1.60                 5.33                   5.37
     (AFTER TAXES ON DISTRIBUTIONS AND SALE
     OF SHARES)............................        -17.38               -0.01                 5.39                   5.31
 CLASS B...................................        -28.62               -0.03                  N/A                   4.81
 MSCI EAFE (Europe, Australia, Far East)
 Index-ND..................................        -21.44                0.89                 4.46
 Lipper International Fund Average ........        -21.71                2.24                 6.41
 Morningstar Foreign Stock Category .......        -21.93                2.34                 6.32
  After-tax performance is shown for Class A only. The after-tax returns for Class B will vary. Index performance does not reflect deductions for fees, expenses or taxes.
 * The SEC effective date for Class A was May 12, 1981 and for Class B was December 9, 1994.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE FUND'S LATEST FISCAL YEAR

 FUND OPERATING EXPENSES

                                          CLASS A   CLASS B
 Management Fees........................   0.84 %    0.84%
 12b-1 Fees.............................   0.17      0.67
 Other Expenses.........................   0.41      0.57
                                           ----      ----
           TOTAL FUND OPERATING EXPENSES   1.42%     2.08%


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                     IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES
 -----------------------------------------------------------------------------------------------------
                                     NUMBER OF YEARS YOU OWN YOUR SHARES
               1        3          5         10             1        3          5         10
 CLASS A     $613     $903     $1,214     $2,096          $613     $903     $1,214     $2,096
 CLASS B      623      979      1,350      2,163           211      652      1,119      2,163

PRINCIPAL INTERNATIONAL SMALLCAP FUND, INC.
The Fund seeks long-term growth of capital by investing primarily in equity securities of non-U.S. companies with comparatively smaller market capitalizations.

MAIN STRATEGIES
The Fund invests primarily in equity securities of non-U.S. companies with comparatively smaller market capitalizations. Under normal market conditions, the Fund invests at least 80% of its assets in securities of companies having market capitalizations of $2 billion or less at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

The Fund invests in securities of:
.. companies with their principal place of business or principal office outside the U.S.;
.. companies for which the principal securities trading market is outside the
  U.S.; and
.. companies, regardless of where their securities are traded, that derive 50% or more of their total revenue from goods or services produced or sales made outside the U.S.

The Sub-Advisor, Invista, diversifies the Fund's investments geographically. There is no limitation on the percentage of assets that may be invested in one country or denominated in any one currency. However, under normal market circumstances, the Fund intends to invest at least 65% of its assets in securities of companies of at least three countries.


MAIN RISKS
Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility. In addition, foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. Foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Fund as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Fund is authorized to enter into certain foreign currency exchange transactions. In addition, the Fund's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.


The Fund may invest in securities of companies with small to medium market capitalizations. While small companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risk and should be considered speculative. Small to mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities. Historically, these securities have fluctuated in price more than larger company securities, especially over the short-term.


The value of the stocks owned by the Fund changes on a daily basis. The current share price reflects the activities of individual companies as well as general market and economic conditions. In the short-term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Fund's assets rise or fall, the

Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE
The Fund is generally a suitable investment for investors seeking long-term growth of capital in smaller companies outside of the U.S. who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.

The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in performance from year to year.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO

 "1998" 14.4
"1999"  84.72
"2000"  -13.28
"2001"  -23.87



                          The Fund's highest/lowest quarterly returns (Class A
                          shares) during this time period were:
                           HIGHEST Q4 '99  36.96%
                           LOWEST  Q3 '01  -21.82%

The year-to-date return as of December 31, 2001 for Class A is -23.87% and for Class B is -24.47%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2001

                                                PAST 1 YEAR         PAST 5 YEARS         PAST 10 YEARS           LIFE OF FUND*
 CLASS A (BEFORE TAXES)....................        -27.46                N/A                   N/A                   6.38
     (AFTER TAXES ON DISTRIBUTIONS)........        -27.46                N/A                   N/A                   4.54
     (AFTER TAXES ON DISTRIBUTIONS AND SALE
     OF SHARES)............................        -16.73                N/A                   N/A                   4.89
 CLASS B...................................        -27.49                N/A                   N/A                   6.58
 MSCI EAFE (Europe, Australia, Far East)
 Index-ND..................................        -21.44               0.89                  4.46
 MSCI EAFE Small Cap Index/(1)/ ...........        -12.51                N/A                   N/A
 Lipper International Small-Cap Fund
 Average...................................        -21.82               7.26                  7.46
 Morningstar Foreign Stock Category .......        -21.93               2.34                  6.32
  After-tax performance is shown for Class A only. The after-tax returns for Class B will vary. Index performance does not reflect deductions for fees, expenses or taxes.
 * Fund's SEC effective date was August 29, 1997.
 ///(1////)/
  This index is now the benchmark against which the Fund measures its performance. The Manager and portfolio manager believe it better represents the universe of investment choices open to the Fund under its investment philosophy. The index formerly used is also shown.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE FUND'S LATEST FISCAL YEAR

 FUND OPERATING EXPENSES

                                          CLASS A   CLASS B
 Management Fees........................   1.20%     1.20%
 12b-1 Fees.............................   0.25      0.96
 Other Expenses.........................   1.29      1.30
                                           ----      ----
           TOTAL FUND OPERATING EXPENSES   2.74%     3.46%


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                     IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES
 -----------------------------------------------------------------------------------------------------
                                     NUMBER OF YEARS YOU OWN YOUR SHARES
               1        3          5         10             1        3          5         10
 CLASS A     $739    $1,285    $1,856    $3,400           $739    $1,285    $1,856    $3,400
 CLASS B      755     1,376     2,014     3,503            349     1,062     1,798     3,503

PRINCIPAL PACIFIC BASIN FUND, INC.
The Fund seeks long-term growth of capital.

MAIN STRATEGIES
The Fund invests primarily in equity securities (or other securities with equity characteristics) of issuers located in the Pacific Basin region, including
Japan. The Fund invests in securities listed on foreign or domestic securities exchanges, securities traded in foreign or domestic over-the-counter markets and depositary receipts. Under normal market conditions, the Fund invests at least 80% of its assets in such securities. The Fund's investments are generally diversified among securities of issuers of several Pacific Basin countries, which include but are not limited to: Australia, China, Hong Kong, India, Indonesia, Japan, Malaysia, New Zealand, Singapore, Sri Lanka, South Korea, Thailand, Taiwan and Vietnam. These include securities of:
.. companies organized under the laws of Pacific Basin countries;
.. companies for which the principal securities trading market is in a Pacific
  Basin country; and
.. companies, regardless of where their securities are traded, that derive 50% or more of their total revenue from either goods or services produced or sales made in Pacific Basin countries.

Under normal market conditions, the Fund intends to have at least 65% of its assets invested in companies in Pacific Basin countries and may have a significant portion of its assets invested in securities of issuers in Japan. Criteria for determining the distribution of investments include the prospects for relative growth among foreign countries, expected levels of inflation, government policies influencing business conditions and the range of opportunities available to international investors.


The global equity investment philosophy of BT Funds Management ("BT"), the Sub-Advisor, is to exploit market inefficiencies that arise from differing interpretations of market information. As a result, in BT's view, a company's share price does not always represent its true "business value." BT actively invests in those companies that it believes have been mispriced by investment markets. In order to exploit these inefficiencies successfully, BT seeks to enhance investment returns through:
.. rigorous proprietary stock research which enables their analysts to understand the:
  . quality of the company;
  . nature of its management;
  . nature of its industry competition; and . business valuation - the true "business value" of the company;
.. maintaining global coverage within the universe of investment choices; and .. maintaining a medium-term focus.

As a result, the Fund's portfolio reflects the opportunities presented by mispriced companies that offer the potential for strong, long-term investment returns with an acceptable level of investment risk.


MAIN RISKS
Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility. In addition, foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. Foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Fund as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Fund is authorized to enter into certain foreign currency exchange transactions. In addition, the Fund's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.

The Fund may actively trade portfolio securities in an attempt to achieve its investment objective. Active trading will cause an increased portfolio turnover rate that increases the Fund's trading costs and may have an adverse impact on performance.

The Fund may invest in securities of companies with small to medium market capitalizations. While small companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risk and should be considered speculative. Small to mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities. Historically, these securities have fluctuated in price more than larger company securities, especially over the short-term.

The net asset value of the Fund's shares is based on the values of the securities it holds. The value of the stocks owned by the Fund changes on a daily basis. The current share price reflects the activities of individual companies as well as general market and economic conditions. In the short-term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes.

If you sell your shares when their value is less than the price you paid, you will lose money.


To the extent that the assets of the Fund are concentrated in securities of issuers in Japan, the value of the shares of the Fund may be more susceptible to a single economic, political or regulatory occurrence than shares of a Fund less concentrated in a single country.


INVESTOR PROFILE
The Fund is generally a suitable investment for investors seeking long-term growth of capital in Pacific Basin markets who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.

The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in performance from year to year.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO

 2001   -27.42


                          The Fund's highest/lowest quarterly returns (Class A
                          shares) during this time period were:
                           HIGHEST Q4 '01  0.19%
                           LOWEST  Q3 '01  -20.62%

The year-to-date return as of December 31, 2001 for Class A is -27.42% and for Class B is -28.26%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2001

                                                PAST 1 YEAR         PAST 5 YEARS         PAST 10 YEARS           LIFE OF FUND*
 CLASS A (BEFORE TAXES)....................        -30.86                 N/A                  N/A                  -32.31
     (AFTER TAXES ON DISTRIBUTIONS)........        -30.86                 N/A                  N/A                  -32.53
     (AFTER TAXES ON DISTRIBUTIONS AND SALE
     OF SHARES)............................        -18.79                 N/A                  N/A                  -25.19
 CLASS B...................................        -31.13                 N/A                  N/A                  -32.50
 MSCI Pacific Free Index-ND ...............        -25.40               -7.80                -2.43
 Lipper Pacific Region Fund Average .......        -20.08               -6.80                 1.71
 Morningstar Diversified Pacific/Asia Stock
 Category .................................        -20.06               -7.89                 1.77
  After-tax performance is shown for Class A only. The after-tax returns for Class B will vary. Index performance does not reflect deductions for fees, expenses or taxes.
 * Fund's SEC effective date was May 1, 2000.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE FUND'S LATEST FISCAL YEAR

 FUND OPERATING EXPENSES

                                CLASS A                 CLASS B
 Management Fees*......          1.10%                   1.10%
 12b-1 Fees............          0.25                    0.80
 Other Expenses........          2.10                    2.32
                                 ----                    ----
   TOTAL FUND OPERATING
               EXPENSES          3.45%                   4.22%
 *The Manager has voluntarily agreed to waive a portion of its fee for the Fund. The Manager intends to continue the waiver and, if necessary, pay expenses normally payable by the Fund through the period ending February 28, 2003. The effect of the waiver is to reduce the Fund's annual operating expenses. The waiver will maintain a total level of operating expenses
  (expressed as a percent of average net assets attributable to a Class on an annualized basis)
  not to exceed:
   2.95% for Class A Shares
   3.70% for Class B Shares


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                     IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES
 -----------------------------------------------------------------------------------------------------
                                     NUMBER OF YEARS YOU OWN YOUR SHARES
               1        3          5         10             1        3          5         10
 CLASS A     $806    $1,484    $2,183    $4,027           $806    $1,484    $2,183    $4,027
 CLASS B      827     1,588     2,359     4,154            424     1,281     2,152     4,154

PRINCIPAL BOND FUND, INC.
The Fund seeks to provide as high a level of income as is consistent with preservation of capital and prudent investment risk.

MAIN STRATEGIES
The Fund invests primarily in intermediate maturity fixed-income or debt securities rated BBB or higher by Standard & Poor's Rating Service ("S&P") or Moody's Investors Service, Inc. ("Moody's"). The Fund considers the term "bond" to mean any debt security. Under normal circumstances, the Fund invests at least 80% of its assets in:
.. securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;
.. mortgage-backed securities representing an interest in a pool of mortgage loans;
.. debt securities and taxable municipal bonds rated, at the time of purchase, in one of the top four categories by S&P or Moody's or, if not rated, in the opinion of the Manager of comparable quality; and
.. securities issued or guaranteed by the governments of Canada (Provincial or Federal Government) or the United Kingdom payable in U.S. dollars.

The rest of the Fund's assets may be invested in:
.. preferred and common stock that may be convertible (may be exchanged for a fixed number of shares of common stock of the same issuer) or may be non-convertible; or
.. securities rated less than the four highest grades of S&P or Moody's but not lower than BB- (S&P) or Ba3 (Moody's) (i.e. less than investment grade). Under unusual market or economic conditions, the Fund may invest up to 100% of its assets in cash and cash equivalents.

During the fiscal year ended October 31, 2001, the average ratings of the Fund's assets, based on market value at each month-end, were as follows (all ratings are by Moody's):

48.45% in securities      24.59% in securities       2.15% in securities rated
rated Aaa                 rated Baa                  B
4.68% in securities       5.06% in securities rated  0.31% in securities rated
rated Aa                  Ba                         Caa
14.76% in securities
rated A



MAIN RISKS
The average portfolio duration of the Fund normally varies within a three- to six-year time frame based on the Manager's forecast for interest rates. Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security's price to changes in interest rates. For example, if the portfolio duration of the Fund is three years, a change of 1% in the Fund's yield results in a change of approximately 3% in the value of the Fund's securities. The longer a security's duration, the more sensitive it is to changes in interest rates. A Fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a Fund with a shorter average portfolio duration.

Mortgage-backed securities are subject to prepayment risk. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates. This may increase the volatility of the Fund.


When interest rates fall, the price of a debt security rises and when interest rates rise, the price declines. In addition, the value of securities held by the Fund may be affected by factors such as credit rating of the entity that issued the security and its maturity. Lower quality and longer maturity securities will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity securities.


Fixed-income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a potentially higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.

As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE
The Fund is generally a suitable investment for investors seeking diversification by investing in a fixed-income mutual fund.

The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in performance from year to year.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO

 "1992" 8.61
"1993"  12.77
"1994"  -4.35
"1995"  22.28
"1996"  2.27
"1997"  10.96
"1998"  7.14
"1999"  -3.04
"2000"  7.82
"2001"  7.78



                          The Fund's highest/lowest quarterly returns (Class A
                          shares) during this time period were:
                           HIGHEST Q2 '95  8.54%
                           LOWEST  Q1 '94  -4.06%

The year-to-date return as of December 31, 2001 for Class A is 7.78% and for Class B is 7.02%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2001

                                                PAST 1 YEAR         PAST 5 YEARS         PAST 10 YEARS           LIFE OF FUND*
 CLASS A (BEFORE TAXES)....................         2.63                5.00                  6.46                   7.87
     (AFTER TAXES ON DISTRIBUTIONS)........         0.44                2.39                  3.70                   5.11
     (AFTER TAXES ON DISTRIBUTIONS AND SALE
     OF SHARES)............................         1.57                2.67                  3.79                   5.09
 CLASS B...................................         3.02                4.91                   N/A                   6.80
 Lehman Brothers Aggregate Bond Index .....         8.42                7.43                  7.23
 Lipper Corporate Debt BBB Rated Fund
 Average ..................................         7.41                5.94                  7.31
 Morningstar Intermediate-Term Bond
 Category .................................         7.36                6.29                  6.70
  After-tax performance is shown for Class A only. The after-tax returns for Class B will vary. Index performance does not reflect deductions for fees, expenses or taxes.
 * The SEC effective date for Class A was December 18, 1987 and for Class B was December 9, 1994.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE FUND'S LATEST FISCAL YEAR

 FUND OPERATING EXPENSES

                                          CLASS A   CLASS B
 Management Fees........................   0.48%     0.48%
 12b-1 Fees.............................   0.25      0.79
 Other Expenses.........................   0.32      0.41
                                           ----      ----
           TOTAL FUND OPERATING EXPENSES   1.05%     1.68%


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                     IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES
 -----------------------------------------------------------------------------------------------------
                                     NUMBER OF YEARS YOU OWN YOUR SHARES
               1        3          5         10             1        3          5         10
 CLASS A     $577     $793     $1,027     $1,697          $577     $793     $1,027     $1,697
 CLASS B      584      860      1,148      1,741           171      530        913      1,741

PRINCIPAL GOVERNMENT SECURITIES INCOME FUND, INC.
The Fund seeks a high level of current income, liquidity and safety of principal by purchasing obligations issued or guaranteed by the United States Government or its agencies, with emphasis on Government National Mortgage Association Certificates. The guarantees by the United States Government extend only to principal and interest. There are certain risks unique to GNMA Certificates.

MAIN STRATEGIES
Under normal market conditions, the Fund invests at least 80% of its assets in U.S. Government securities, which include obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The Fund may invest in securities supported by:
.. full faith and credit of the U.S. Government (e.g. GNMA certificates); or
.. credit of the instrumentality (e.g. bonds issued by the Federal Home Loan
  Bank).
In addition, the Fund may invest in money market instruments.

The Fund invests in modified pass-through GNMA Certificates. GNMA Certificates are mortgage-backed securities representing an interest in a pool of mortgage loans. Various lenders make the loans that are then insured (by the Federal Housing Administration) or loans that are guaranteed (by Veterans Administration or Farmers Home Administration). The lender or other security issuer creates a pool of mortgages that it submits to GNMA for approval.


Owners of modified pass-through GNMA Certificates receive all interest and principal payments owed on the mortgages in the pool, regardless of whether or not the mortgagor has made the payment. Timely payment of interest and principal is guaranteed by the full faith and credit of the U.S. Government.


MAIN RISKS
Although some of the securities the Fund purchases are backed by the U.S. government and its agencies, shares of the Fund are not guaranteed. When interest rates fall, the value of the Fund's shares rises, and when rates rise, the value declines. Because of the fluctuation in values of the Fund's shares, if you sell your shares when their value is less than the price you paid, you will lose money.

U.S. Government securities do not involve the degree of credit risk associated with investments in lower quality fixed-income securities. As a result, the yields available from U.S. Government securities are generally lower than the yields available from many other fixed-income securities. Like other fixed-income securities, the values of U.S. Government securities change as interest rates fluctuate. Fluctuations in the value of the Fund's securities do not effect interest income on securities already held by the Fund, but are reflected in the Fund's price per share. Since the magnitude of these fluctuations generally are greater at times when the Fund's average maturity is longer, under certain market conditions the Fund may invest in short-term investments yielding lower current income rather than investing in higher yielding longer term securities.


Mortgage-backed securities are subject to prepayment risk. Prepayments, unscheduled principal payments, may result from voluntary prepayment, refinancing or foreclosure of the underlying mortgage. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest and potentially increasing the volatility of the Fund.


In addition, prepayments may cause losses on securities purchased at a premium (dollar amount by which the price of the bond exceeds its face value). At times, mortgage-backed securities may have higher than market interest rates and are purchased at a premium. Unscheduled prepayments are made at par and cause the Fund to experience a loss of some or all of the premium.

INVESTOR PROFILE
The Fund is generally a suitable investment for investors who want monthly dividends to provide income or to be reinvested in additional Fund shares to produce growth and prefer to have the repayment of principal and interest on most of the securities in which the Fund invests to be backed by the U.S. Government or its agencies.

The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in performance from year to year.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO

 "1992" 6.13
"1993"  9.16
"1994"  -4.89
"1995"  19.19
"1996"  3.85
"1997"  9.69
"1998"  7.19
"1999"  0.01
"2000"  10.9
"2001"  6.75



                          The Fund's highest/lowest quarterly returns (Class A
                          shares) during this time period were:
                           HIGHEST Q2 '95  6.38%
                           LOWEST  Q1 '94  -4.38%

The year-to-date return as of December 31, 2001 for Class A is 6.75% and for Class B is 5.95%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2001

                                                PAST 1 YEAR         PAST 5 YEARS         PAST 10 YEARS           LIFE OF FUND*
 CLASS A (BEFORE TAXES)....................         1.66                5.80                  6.10                   8.29
     (AFTER TAXES ON DISTRIBUTIONS)........        -0.62                3.30                  3.49                   5.28
     (AFTER TAXES ON DISTRIBUTIONS AND SALE
     OF SHARES)............................         0.98                3.36                  3.57                   5.22
 CLASS B...................................         1.95                5.74                   N/A                   7.34
 Lehman Brothers GNMA Index ...............         8.22                7.49                  7.17
 Lipper GNMA Fund Average .................         7.35                6.55                  6.41
 Morningstar Intermediate Government
 Category .................................         6.84                6.33                  6.21
  After-tax performance is shown for Class A only. The after-tax returns for Class B will vary. Index performance does not reflect deductions for fees, expenses or taxes.
 * The SEC effective date for Class A was May 12, 1985 and for Class B was December 9, 1994.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE FUND'S LATEST FISCAL YEAR

 FUND OPERATING EXPENSES

                                          CLASS A   CLASS B
 Management Fees........................   0.45%     0.45 %
 12b-1 Fees.............................   0.25      0.84
 Other Expenses.........................   0.20      0.30
                                           ----      ----
           TOTAL FUND OPERATING EXPENSES   0.90%     1.59%


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                     IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES
 -----------------------------------------------------------------------------------------------------
                                     NUMBER OF YEARS YOU OWN YOUR SHARES
               1        3          5         10             1        3          5         10
 CLASS A     $562     $748     $  950     $1,530          $562     $748     $  950     $1,530
 CLASS B      575      834      1,102      1,617           162      502        866      1,617

PRINCIPAL LIMITED TERM BOND FUND, INC.
The Fund seeks a high level of current income consistent with a relatively high level of principal stability by investing in a portfolio of securities with a dollar weighted average maturity of five years of less.

MAIN STRATEGIES
The Fund invests primarily in high quality, short-term fixed-income securities. The Fund considers the term "bond" to mean any debt security. Under normal circumstances, it invests at least 80% of its assets in:
.. securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;
.. debt securities of U.S. issuers rated in the three highest grades by Standard
  & Poor's Rating Service or Moody's Investors Service, Inc. or, if unrated, in the opinion of the Sub-Advisor, Principal Capital - II, of comparable quality; and
.. mortgage-backed securities representing an interest in a pool of mortgage loans.

The rest of the Fund's assets are invested in securities in the fourth highest rating category or their equivalent. Securities in the fourth highest category are "investment grade." While they are considered to have adequate capacity to pay interest and repay principal, they do have speculative characteristics. Changes in economic and other conditions are more likely to affect the ability of the issuer to make principal and interest payments than is the case with issuers of higher rated securities.


Under unusual market or economic conditions, the Fund may invest up to 100% of its assets in cash and cash equivalents.


MAIN RISKS
The Fund may invest in corporate fixed-income securities. When interest rates fall, the price of such securities rise and when interest rates rise, the price declines. In addition, the value of the corporate debt securities held by the Fund may be affected by factors such as credit rating of the entity that issued the security and its maturity. Lower quality and longer maturity securities will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity securities.

Mortgage-backed securities are subject to prepayment risk. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates. This may increase the volatility of the Fund.


Under normal circumstances, the Fund maintains a dollar-weighted average maturity of not more than five years. In determining the average maturity of the Fund's assets, the maturity date of callable or prepayable securities may be adjusted to reflect Principal Capital - II's judgment regarding the likelihood of the security being called or prepaid.


The average portfolio duration of the Fund normally is less than three years and is based on Principal Capital - II's forecast for interest rates. Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security's price to changes in interest rates. For example, if the portfolio duration of the Fund is three years, a change of 1% in the Fund's yield results in a change of approximately 3% in the value of the Fund's securities. The longer a security's duration, the more sensitive it is to changes in interest rates. A Fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a Fund with a shorter average portfolio duration.


As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE
The Fund is generally a suitable investment for investors seeking diversification by investing in a fixed-income mutual fund.

The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in performance from year to year.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO

 "1997" 6.33
"1998"  6.7
"1999"  0.96
"2000"  8.67
"2001"  6.29



                          The Fund's highest/lowest quarterly returns (Class A
                          shares) during this time period were:
                           HIGHEST Q3 '01  3.64%
                           LOWEST  Q4 '01  -1.20%

The year-to-date return as of December 31, 2001 for Class A is 6.29% and for Class B is 5.77%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2001

                                                PAST 1 YEAR         PAST 5 YEARS         PAST 10 YEARS           LIFE OF FUND*
 CLASS A (BEFORE TAXES)....................         4.67                5.50                   N/A                   5.50
     (AFTER TAXES ON DISTRIBUTIONS)........         2.37                3.05                   N/A                   3.05
     (AFTER TAXES ON DISTRIBUTIONS AND SALE
     OF SHARES)............................         2.82                3.16                   N/A                   3.15
 CLASS B...................................         4.52                5.34                   N/A                   5.32
 Lehman Brothers Intermediate
 Government/Credit Index...................         8.96                7.09                  6.81
 Lehman Brothers Mutual Fund 1-5
 Gov't./Credit Index/(1)/..................         9.03                6.92                  6.49
 Lipper Short-Intermediate Investment Grade
 Debt Index................................         7.19                6.09                  5.99
 Morningstar Short-Term Bond Category .....         7.32                5.99                  5.89
  After-tax performance is shown for Class A only. The after-tax returns for Class B will vary. Index performance does not reflect deductions for fees, expenses or taxes.
 * Fund's SEC effective date was February 29, 1996.
 ///(1)/
  This index is now the benchmark against which the Fund measures its performance. The Manager and portfolio manager believe it better represents the universe of investment choices open to the Fund under its investment philosophy. The index formerly used is also shown.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE FUND'S LATEST FISCAL YEAR

 FUND OPERATING EXPENSES

                                          CLASS A   CLASS B
 Management Fees........................   0.50%     0.50%
 12b-1 Fees.............................   0.15      0.43
 Other Expenses.........................   0.36      0.57
                                           ----      ----
           TOTAL FUND OPERATING EXPENSES   1.01%     1.50 %


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                     IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES
 -----------------------------------------------------------------------------------------------------
                                     NUMBER OF YEARS YOU OWN YOUR SHARES
               1        3          5         10             1        3          5         10
 CLASS A     $251     $467     $699     $1,368            $251     $467     $699     $1,368
 CLASS B      282      557      878      1,596             153      474      818      1,596

PRINCIPAL TAX-EXEMPT BOND FUND, INC.
The Fund seeks as high a level of current income exempt from federal income tax as is consistent with preservation of capital. The Fund seeks to achieve its objective primarily through the purchase of investment grade quality, tax-exempt fixed-income obligations.

MAIN STRATEGIES AND RISKS
The Fund invests in a diversified portfolio of securities issued by or on behalf of state or local governments and other public authorities. In the opinion of the issuer's bond counsel, interest on these obligations is exempt from federal income tax. Investment in the Fund is not appropriate for IRA or other tax-advantaged accounts.

Under normal market conditions, the Fund invests at least 80% of its assets in municipal obligations. At the time these securities are purchased, they are: municipal bonds which are rated in the four highest grades by Moody's Investors Service, Inc. ("Moody's"); municipal notes rated in the highest grade by Moody's; municipal commercial paper rated in the highest grade by Moody's or Standard & Poor's Rating Service ("S&P"), or if unrated, are of comparable quality in the opinion of the Manager. During normal market conditions, the Fund will not invest more than 20% of its assets in securities that do not meet the criteria stated above; taxable securities; or municipal obligations the interest on which is treated as a tax preference item for purposes of the federal alternative minimum tax. The Fund may also invest in taxable securities that mature one year or less from the time of purchase. These taxable investments are generally made for liquidity purposes or as a temporary investment of cash pending investment in municipal obligations. Under unusual market or economic conditions and for temporary defensive purposes, the Fund may invest more than 20% of its assets in taxable securities.


Up to 20% of Fund assets may be invested in fixed-income securities rated lower than BBB by S&P or Baa by Moody's. The Fund will not purchase municipal bonds rated lower than B by Moody's or S&P. It also will not buy municipal notes or commercial paper which are unrated or are not comparable in quality to rated securities.


MAIN RISKS
The Fund may not invest more than 5% of its assets in the securities of any one issuer (except the U.S. Government) but may invest without limit in obligations of issuers located in the same state. It may also invest in debt obligations that are repayable out of revenue from economically related projects or facilities. This represents a risk to the Fund since an economic, business or political development or change affecting one security could also affect others.

The Fund may purchase industrial development bonds. These securities are issued by industrial development authorities. They may only be backed by the assets and revenues of the industrial corporation which uses the facility financed by the bond.


Fixed-income securities that are not investment grade are commonly referred to as "junk bonds" or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.


When interest rates fall, the price of a bond rises and when interest rates rise, the price declines. The value of debt securities may also be affected by factors such as credit rating of the entity that issued the bond and effective maturities of the bond. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and short maturity bonds.


As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE
The Fund is generally a suitable investment for investors who are seeking monthly, federally tax-exempt dividends to produce income or to be reinvested for modest growth and are willing to accept fluctuations in the value of their investment.

The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in performance from year to year.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO

 "1992" 9.62
"1993"  12.44
"1994"  -9.44
"1995"  20.72
"1996"  4.6
"1997"  9.19
"1998"  5.08
"1999"  -3.17
"2000"  7.96
"2001"  5.68



                          The Fund's highest/lowest quarterly returns (Class A
                          shares) during this time period were:
                           HIGHEST Q3 '93  12.14%
                           LOWEST  Q1 '94  -7.08%

The year-to-date return as of December 31, 2001 for Class A is 5.68% and for Class B is 4.87%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2001

                                                PAST 1 YEAR         PAST 5 YEARS         PAST 10 YEARS           LIFE OF FUND*
 CLASS A (BEFORE TAXES)....................         0.69                3.84                  5.46                   6.58
     (AFTER TAXES ON DISTRIBUTIONS)........         0.69                3.78                  5.36                   6.47
     (AFTER TAXES ON DISTRIBUTIONS AND SALE
     OF SHARES)............................         2.16                4.03                  5.40                   6.43
 CLASS B...................................         0.87                3.97                   N/A                   6.45
 Lehman Brothers Municipal Bond Index .....         5.13                5.98                  6.62
 Lipper General Municipal Debt Fund Average         3.90                4.79                  5.86
 Morningstar Muni National Long Category ..         4.03                4.62                  5.85
  After-tax performance is shown for Class A only. The after-tax returns for Class B will vary. Index performance does not reflect deductions for fees, expenses or taxes.
 * The SEC effective date for Class A was March 20, 1986 and for Class B was December 9, 1994.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE FUND'S LATEST FISCAL YEAR

 FUND OPERATING EXPENSES

                                          CLASS A   CLASS B
 Management Fees........................   0.47%     0.47%
 12b-1 Fees.............................   0.25       0.69
 Other Expenses.........................   0.10       0.17
                                           ----      -----
           TOTAL FUND OPERATING EXPENSES   0.82 %     1.33%


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                     IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES
 -----------------------------------------------------------------------------------------------------
                                     NUMBER OF YEARS YOU OWN YOUR SHARES
               1        3          5         10             1        3          5         10
 CLASS A     $555     $724     $908     $1,440            $555     $724     $908     $1,440
 CLASS B      550      756      968      1,396             135      421      729      1,396

PRINCIPAL CASH MANAGEMENT FUND, INC.
The Fund seeks as high a level of income available from short-term securities as is considered consistent with preservation of principal and maintenance of liquidity by investing a portfolio of money market instruments.

MAIN STRATEGIES
The Fund invests its assets in a portfolio of high quality, short-term money market instruments. The investments are U.S. dollar denominated securities which the Manager believes present minimal credit risks. At the time the Fund purchases each security, it is an "eligible security" as defined in the regulations issued under the Investment Company Act of 1940, as amended.

The Fund maintains a dollar weighted average portfolio maturity of 90 days or less. It intends to hold its investments until maturity. However, the Fund may sell a security before it matures:
.. to take advantage of market variations;
.. to generate cash to cover sales of Fund shares by its shareholders; or .. upon revised credit opinions of the security's issuer.
The sale of a security by the Fund before maturity may not be in the best interest of the Fund. The sale of portfolio securities is usually a taxable event. The Fund does have an ability to borrow money to cover the sale of Fund shares.

It is the policy of the Fund to be as fully invested as possible to maximize current income. Securities in which the Fund invests include:
.. securities issued or guaranteed by the U.S. Government, including treasury bills, notes and bonds;
.. securities issued or guaranteed by agencies or instrumentalities of the U.S.
  Government. These are backed either by the full faith and credit of the U.S. Government or by the credit of the particular agency or instrumentality;
.. bank obligations including:
  . certificates of deposit which generally are negotiable certificates against funds deposited in a commercial bank; or . bankers acceptances which are time drafts drawn on a commercial bank, usually in connection with international commercial transactions.
.. commercial paper which is short-term promissory notes issued by U.S. or foreign corporations primarily to finance short-term credit needs;
.. corporate debt consisting of notes, bonds or debentures which at the time of purchase by the Fund has 397 days or less remaining to maturity;
.. repurchase agreements under which securities are purchased with an agreement by the seller to repurchase the security at the same price plus interest at a specified rate. Generally these have a short maturity (less than a week) but may also have a longer maturity; and
.. taxable municipal obligations which are short-term obligations issued or guaranteed by state and municipal issuers which generate taxable income.

Among the certificates of deposit typically held by the Fund are Eurodollar and Yankee obligations which are issued in U.S. dollars by foreign banks and foreign branches of U.S. banks. Eurodollar and Yankee obligations have risks similar to U.S. money market instruments, such as income risk and credit risk. Other risks of Eurodollar and Yankee obligations include the possibilities that: a foreign government will not let U.S. dollar-denominated assets leave the country; the banks that issue Eurodollar obligations may not be subject to the same regulations as U.S. banks; and adverse political or economic developments will affect investments in a foreign country. Before the Manager selects a Eurodollar or Yankee obligation, however, the foreign issuer undergoes the same credit-quality analysis and tests of financial strength as an issuer of domestic securities.


MAIN RISKS
As with all mutual funds, the value of the Fund's assets may rise or fall. Although the Fund seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

INVESTOR PROFILE
The Fund is generally a suitable investment for investors seeking monthly dividends without incurring much principal risk.

The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in performance from year to year.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO

 "1992" 3.38
"1993"  2.63
"1994"  3.77
"1995"  5.44
"1996"  4.96
"1997"  4.88
"1998"  5.15
"1999"  4.63
"2000"  5.89
"2001"  3.72



                               TO OBTAIN THE FUND'S CURRENT YIELD, CALL
                               1-800-247-4123.



The year-to-date return as of December 31, 2001 for Class A is 3.72% and for Class B is 3.05%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2001

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF FUND*
 CLASS A...............     3.72          4.90          4.48             3.41
 CLASS B...............     3.05          4.16           N/A             4.22
 *The SEC effective date for Class A was March 2, 1983 and for Class B was
  December 9, 1994.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE FUND'S LATEST FISCAL YEAR

 FUND OPERATING EXPENSES

                                          CLASS A   CLASS B
 Management Fees........................   0.42%     0.42%
 12b-1 Fees.............................   0.00      0.48
 Other Expenses.........................   0.28      0.50
                                           ----      ----
           TOTAL FUND OPERATING EXPENSES   0.70%     1.40%


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                     IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES
 -----------------------------------------------------------------------------------------------------
                                     NUMBER OF YEARS YOU OWN YOUR SHARES
               1        3          5         10             1        3          5         10
 CLASS A     $ 72     $224     $  390     $  871          $ 72     $224     $  390     $  871
 CLASS B      557      777      1,004      1,399           143      443        766      1,399

THE COSTS OF INVESTING


FEES AND EXPENSES OF THE FUNDS
This table describes the fees and expenses that you may pay if you buy and hold shares of a Fund.

                              SHAREHOLDER FEES
                  (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
                                                      CLASS A        CLASS B
                                                  ---------------  ------------
MAXIMUM SALES CHARGE IMPOSED ON PURCHASES (AS A
% OF OFFERING PRICE)                                   /
 All Funds except LargeCap Stock Index, Limited
 Term Bond and Cash Management Funds                4.75%/(1)/       None
 LargeCap Stock Index and Limited Term Bond
 Funds                                              1.50%/(1)/       None
 Cash Management Fund                             None               None
MAXIMUM CONTINGENT DEFERRED SALES CHARGE (CDSC)
(AS A % OF DOLLARS SUBJECT TO CHARGE)
 All Funds except LargeCap Stock Index and
 Limited Term Bond Funds                          None/(2)/          4.00%/(3)/
 LargeCap Stock Index and Limited Term Bond
 Funds                                            None/(2)/          1.50%/(3)/
REDEMPTION OR EXCHANGE FEE                             /                /
 All Funds except Cash Management                   1.00%/(4)//(5)/  1.00%/(5)/
 Cash Management Fund                             None               None


/ //(1)/ Sales charges are reduced or eliminated for purchases of $50,000 or more. See "Front-end sales charge - Class A shares."
/ //(2)/ A contingent deferred sales charge of 1% applies on certain redemptions made within 18 months following purchases of $1 million or more made without a sales charge.
/ //(3)/ Contingent deferred sales charges are reduced after 12 months and eliminated after 6 years.
/ //(4)/ Redemption fees are charged on redemptions of $30,000 or more of shares redeemed within 30 days after they are purchased.
/ //(5)/ Exchange fees are charged on redemptions of $30,000 or more of shares exchanged within 30 days after they are purchased.

Fees and expenses are important because they lower your earnings. However, low costs do not guarantee higher earnings. For example, a fund with no front-end sales charge may have higher ongoing expenses than a fund with such a sales charge. Before investing, you should be sure you understand the nature of different costs. Your Registered Representative can help you with this process.


ONE-TIME FEES
.. You may pay a one-time sales charge for each purchase (Class A shares) or redemption (Class B shares).
  . Class A shares may be purchased at a price equal to the share price plus an initial sales charge. Investments of $1 million or more of Class A shares are sold without an initial sales charge but may be subject to a contingent deferred sales charge (CDSC) at the time of redemption.
  . Class B shares have no initial sales charge but may be subject to a CDSC. If you sell (redeem) shares and the CDSC is imposed, it will reduce the amount of sales proceeds.
.. A redemption fee of 1.00% is charged on redemptions of Class A shares* of $30,000 or more if the shares were purchased within 30 days of the redemption. The fee is calculated as a percentage of market value at the time the shares are redeemed.
.. An exchange fee of 1.00% is charged on exchanges of $30,000 or more among the Funds* if the shares were purchased within 30 days of the exchange. The fee is calculated as a percentage of market value at the time the shares are exchanged.
  * Neither the redemption nor the exchange fee applies to shares redeemed/exchanged from the Cash Management Fund.


CHOOSING A SHARE CLASS
You may purchase Class A or Class B shares of each Fund. Your decision to purchase a particular class depends on a number of factors including:
.. the dollar amount you are investing;
.. the amount of time you plan to hold the investment; and .. any plans to make additional investments in the Principal Mutual Funds.

In addition, you might consider:
.. Class A shares if you are making an investment that qualifies for a reduced sales charge; or
.. Class B shares if you prefer not to pay an initial sales charge and you plan to hold your investment for at least six years.

Class A Shares
--------------
.. You generally pay a sales charge on an investment in Class A shares.
.. Class A shares generally have lower annual operating expenses than Class B shares.
.. If you invest $50,000 or more, the sales charge is reduced.
.. You are not assessed a sales charge on purchases of Class A shares of $1 million or more. A deferred sales charge may be imposed if you sell those shares within eighteen months of purchase.

Class B Shares
--------------
.. You do not pay a sales charge on an investment in Class B shares.
.. If you sell your Class B shares within six years from the date of purchase, you may pay a deferred sales charge.
.. If you keep your Class B shares for seven years, your Class B shares automatically convert to Class A shares without a charge.
.. Class B shares generally have higher annual operating expenses than Class A shares.

FRONT-END SALES CHARGE: CLASS A SHARES
There is no sales charge on purchases of Class A shares of the Cash Management Fund. Class A shares of the other Funds are purchased with a sales charge that is a variable percentage based on the amount of the purchase. There is no sales charge on shares of a Fund purchased with reinvested dividends or other distributions. Your sales charge may be reduced for larger purchases as indicated below.

                                      ALL FUNDS (EXCEPT                              ALL FUNDS (EXCEPT
                                        LARGECAP STOCK          LARGECAP STOCK         LARGECAP STOCK         LARGECAP STOCK
                                    INDEX AND LIMITED TERM    INDEX AND LIMITED    INDEX AND LIMITED TERM   INDEX AND LIMITED
                                         BOND FUNDS)           TERM BOND FUNDS          BOND FUNDS)          TERM BOND FUNDS
                                   -----------------------   --------------------  ----------------------  --------------------
                                              SALES CHARGE AS A % OF:                     DEALERS ALLOWANCE AS A % OF:
                                   ----------------------------------------------  ------------------------------
                                    OFFERING    NET AMOUNT   OFFERING  NET AMOUNT         OFFERING               OFFERING
AMOUNT INVESTED                      PRICE       INVESTED     PRICE     INVESTED           PRICE                  PRICE
---------------                    ----------  ------------  --------  ----------  ----------------------  --------------------
Less than $50,000                    4.75%        4.99%       1.50%      1.52%             4.00%                  1.25%
$50,000 but less than $100,000       4.25%        4.44%       1.25%      1.27%             3.75%                  1.00%
$100,000 but less than $250,000      3.75%        3.90%       1.00%      1.10%             3.25%                  0.75%
$250,000 but less than $500,000      2.50%        2.56%       0.75%      0.76%             2.00%                  0.50%
$500,000 but less than $1,000,000    1.50%        1.52%       0.50%      0.50%             1.25%                  0.25%
$1,000,000 or more                      0            0           0          0              0.75%                  0.25%



The front-end sales charge is waived on an investment of $1 million or more in Class A shares. There may be a CDSC on shares sold within 18 months of the purchase date. The CDSC does not apply to shares purchased with reinvested dividends or other distributions. The CDSC is calculated as 0.75% of the lesser of the market value at the time of the redemption or the initial purchase price of the shares sold. The CDSC is waived on shares sold to fund a Principal Mutual Fund 401(a) or Principal Mutual Fund 401(k) retirement plan, except redemptions which are the result of termination of the plan or transfer of all plan assets. The CDSC is also waived on shares sold:
.. to satisfy IRS minimum distribution rules; and .. using a periodic withdrawal plan. (You may sell up to 10% of the value of the shares (as of December 31 of the prior year) subject to a CDSC without paying the CDSC.)

In the case of selling some but not all of the shares in an account, the shares not subject to a sales charge are redeemed first. Other shares are redeemed in the order purchased (first in, first out). Shares subject to the CDSC which are exchanged into another Principal Mutual Fund continue to be subject to the CDSC until the CDSC expires.


Broker-dealers that sell Principal Mutual Funds are paid a certain percentage of the sales charge in exchange for their services. At the option of Princor Financial Services Corporation ("Princor"), the amount paid to a dealer may be more or less than that shown in the chart above. The amount paid depends on the services provided. Amounts paid to dealers on purchases without a front-end sales charge are determined by and paid for by Princor.


SALES CHARGE WAIVER OR REDUCTION (CLASS A SHARES)
Class A shares of the Funds may be purchased without a sales charge or at a reduced sales charge. The Funds reserve the right to change or stop offering shares in this manner at any time for new accounts and with a 60-day notice to shareholders of existing accounts.

Waiver of sales charge (Class A shares)
---------------------------------------

A Fund's Class A shares may be purchased without a sales charge:
.. by its Directors, Principal Life and its subsidiaries and affiliates, and their employees, officers, directors (active or retired), brokers or agents. This also includes their immediate family members (spouse, children (regardless of age) and parents) and trusts for the benefit of these individuals;
.. by the Premier Credit Union;
.. by non-ERISA clients of Invista Capital Management, LLC, Principal Capital
  Management LLC and Principal Capital Income Investors LLC;
.. by any employee or Registered Representative (and their employees) of an authorized broker-dealer;
.. through a "wrap account" offered by Princor or through broker-dealers, investment advisors and other financial institutions that have entered into an agreement with Princor which includes a requirement that such shares be sold for the benefit of clients participating in a "wrap account" or similar program under which clients pay a fee to the broker-dealer, investment advisor or financial institution;
.. by unit investment trusts sponsored by Principal Life and/or its subsidiaries or affiliates;
.. to fund non-qualified plans administered by Principal Life pursuant to a written service agreement; and
.. to the extent that the purchase proceeds represent a distribution from a terminating 401(a) plan, other than a plan administered by Principal Life or any of its affiliates, if 1) such purchase is made through a representative of Princor and the employer or plan trustee has entered into a written agreement with Princor permitting the group solicitation of active employees and/or plan participants, or 2) such purchase is made through registered representative of a broker-dealer other than Princor, the purchase proceeds represent a distribution from a terminating 401(a) plan and the employer or plan trustee has entered into a written agreement with Princor permitting the group solicitation of active employees and/or plan participants. Such purchases are subject to the CDSC which applies to purchases of $1 million or more as described above.

Class A shares may also be purchased without a sales charge if your Registered Representative has recently become affiliated with a broker-dealer authorized to sell shares of the Principal Mutual Funds. The following conditions must be met:
.. your purchase of Class A shares must take place within the first 180 days of your Registered Representative's affiliation with the authorized broker-dealer;
.. your investment must represent the sales proceeds from other mutual fund shares (you must have paid a front-end sales charge or a CDSC) and the sale must occur within the 180 day period; and
.. you must indicate on your Principal Mutual Fund application that you are eligible for waiver of the front-end sales charge.
.. You must send us either:
  . the check for the sales proceeds (endorsed to Principal Mutual Funds); or . a copy of the confirmation statement from the other mutual fund showing the sale transaction. If you place your order to buy Principal Mutual Fund shares on the telephone, you must send us a copy of the confirmation within 21 days of placing the order. If we do not receive the confirmation within 21 days, we will sell enough of your Class A shares to pay the sales charge that otherwise would have been charged.

NOTE: Please be aware that the sale of your other mutual fund shares may be subject to federal (and state) income taxes. In addition, you may pay a surrender charge to the other mutual fund.

Reduction of sales charge (Class A shares)
------------------------------------------
1) Dollar amount of purchase. The sales charge varies with the size of your purchase. Reduced charges apply to the total of Principal Mutual Funds' (excluding the Cash Management Fund) shares purchased at one time by any "Qualified Purchaser." A Qualified Purchaser includes an individual and his/her spouse and their children under the age of 25, a trust primarily for such persons, and a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account. If the total amount being invested in the Principal Mutual Funds is near a sales charge breakpoint, you should consider increasing amount invested to take advantage of a lower sales charge. A purchase made by or through an employer on behalf of an employee or employees (including independent contractors) is also considered a purchase by a Qualified Purchaser.

2) Statement of intention (SOI). Qualified Purchasers may obtain reduced sales charges by signing an SOI. The SOI is a nonbinding obligation on the Qualified Purchaser to purchase the full amount indicated in the SOI. The sales charge is based on the total amount to be invested in a 13 month period (24 months if the intended investment is $1 million or more). Upon your request, we will set up a 90-day look-back period to include earlier purchases - the 13 (24) month period then begins on the date of your first purchase during the 90-day period. If the intended investment is not made, sufficient shares will be sold to pay the additional sales charge due. A 401(a) plan trustee must submit the SOI at the time of the first plan purchase. The 90-day look-back period is not available to a 401(a) plan trustee.

3) Rights of accumulation. The Class A and Class B shares already owned by a Qualified Purchaser are added to the amount of the new purchase to determine the applicable sales charge percentage. Class A shares of the Cash Management Fund are not included in the calculation unless they were acquired in exchange for other Principal Mutual Fund shares.

4) The sales charge table below applies to the following types of purchases of Class A shares:
  . investment of death benefit proceeds from a life insurance policy or certain annuity contracts issued by Principal Life (or its subsidiaries or affiliates) within one year of the insured's death; and
  . by employer sponsored retirement plans (SIMPLE IRA, SEPs, SAR-SEPs, non-qualified deferred compensation plans and Payroll Deduction Plan accounts which started prior to March 1, 2002) if the employer is a member of the Pennsylvania Chamber of Commerce.

                                              SALES CHARGE AS A % OF:          DEALER ALLOWANCE AS % OF:
                                              -----------------------          -------------------------
     AMOUNT OF PURCHASE                 OFFERING PRICE   NET AMOUNT INVESTED        OFFERING PRICE
     ------------------                 ------------------------------------  -----------------
     Less than $500,000                      2.50%              2.56%                    2.10%
     $500,000 but less than $1,000,000       1.50%              1.52%                    1.25%

     $1,000,000 or more                 no sales charge



5) Employer sponsored plans. Retirement plans meeting the requirements of
  Section 401 of the Internal Revenue Code (401(k), Profit Sharing and Money Purchase Pension Plans) and other employer sponsored retirement plans (Principal Mutual Fund 403(b), SIMPLE IRAs, SEPs, SAR-SEPs, non-qualified deferred compensation plans, and Payroll Deduction Plan accounts opened prior to March 1, 2002).
  . Principal Mutual Fund 401(a) Plans. The trustee chooses to fund the plan with Class A or Class B shares when the plan is established.
  . Other employer sponsored retirement plans. Each participant chooses Class A or Class B shares at the time of their first contribution into the plan.
  . If Class A shares are used:
    . all plan investments are treated as made by a single investor to determine the applicable sales charge;
    . the sales charge for investments of less than $250,000 is 3.75% as a percentage of offering price; and
    . if the investment is $250,000 or more, the regular sales charge table is used.
  . If Class B shares are used, contributions into the plan after the plan assets are $250,000 or more are used to buy Class A shares.
  . Investments outside of a plan are not included with plan assets to determine the applicable sales charge.

CONTINGENT DEFERRED SALES CHARGE: CLASS B SHARES
.. The CDSC does not apply to shares purchased with reinvested dividends or other distributions.
.. The amount of the CDSC is a percentage based on the number of years you own the shares multiplied by the lesser of the market value at the time of the redemption or the initial purchase price of the shares sold.
.. In the case of selling some but not all of the shares in an account, the shares not subject to a sales charge are redeemed first. Other Class B shares are redeemed in the order purchased (first in, first out).Using a periodic withdrawal plan, you may sell up to 10% of the value of the shares (as of the last business day of December of the prior year) subject to a CDSC without paying the CDSC.
.. Shares subject to the CDSC that are exchanged into another Principal Mutual
  Fund continue to be subject to the CDSC until the CDSC expires.
.. Princor receives the proceeds of any CDSC.

Class B shares
--------------
A CDSC may be imposed on Class B shares sold within six years of purchase (five years for certain sponsored plans). Class B shares automatically convert into Class A shares (based on share prices, not numbers of shares) seven years after purchase. Class B shares provide you the benefit of putting all your dollars to work from the time of investment, but (until conversion) have higher ongoing fees and lower dividends than Class A shares.

The Class B share CDSC, if any, is determined by multiplying the lesser of the market value at the time of redemption or the initial purchase price of the shares sold by the appropriate percentage from the table below:

                                           CDSC AS A % OF DOLLAR AMOUNT
                                           ----------------------------
                                                                                  FOR CERTAIN SPONSORED PLANS
                                                                                 PURCHASING SHARES AFTER 2/1/98
                                                                             -------------------------------
                                        ALL FUNDS EXCEPT     LARGECAP STOCK     ALL FUNDS EXCEPT      LARGECAP STOCK
                                         LARGECAP STOCK        INDEX AND         LARGECAP STOCK         INDEX AND
                                     INDEX AND LIMITED TERM   LIMITED TERM   INDEX AND LIMITED TERM    LIMITED TERM
 YEARS SINCE PURCHASE PAYMENTS MADE        BOND FUND           BOND FUNDS          BOND FUND            BOND FUNDS
 ----------------------------------  ----------------------  --------------  ----------------------  ----------------
 2 years or less                             4.00%               1.25%               3.00%                0.75%
 more than 2 years, up to 4 years            3.00                0.75                2.00                 0.50
 more than 4 years, up to 5 years            2.00                0.50                1.00                 0.25
 more than 5 years, up to 6 years            1.00                0.25                None                 None
 more than 6 years                            None                None               None                 None



The CDSC is not charged on exchanges. However, the purchase date of the exchanged shares is used to determine if the newly acquired shares are subject to the CDSC when sold. The Fund from which the shares are sold is used to determine the percentage of CDSC, if any.


Waiver of the sales charge (Class B shares)
-------------------------------------------
The CDSC is waived on Class B shares which are sold:
.. due to a shareholder's death;
.. due to the shareholder's disability, as defined in the Internal Revenue Code; .. from retirement plans to satisfy minimum distribution rules under the Code; .. to pay surrender charges;
.. to pay retirement plan fees;
.. involuntarily from small balance accounts;
.. through a systematic withdrawal plan (certain limits apply);
.. from a retirement plan to assure the plan complies with Sections 401(k),
  401(m), 408(k) or 415 of the Code; or
.. from retirement plans qualified under Section 401(a) of the Code due to the plan participant's death, disability, retirement or separation from service after attaining age 55.

ONGOING FEES
Each Fund pays ongoing fees to its Manager, Underwriter and others who provide services to the Fund. They reduce the value of each share you own.

DISTRIBUTION (12B-1) FEES
Each of the Funds (except the Cash Management Fund for Class A shares) has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund pays a fee to Princor based on the average daily net asset value of the Fund. These ongoing fees pay expenses relating to distribution fees for the sale of Fund shares and for services provided by Princor and other selling dealers to shareholders. Because they are ongoing fees, over time they may exceed other types of sales charges.

..Class A shares (except Cash Management, LargeCap Stock Index and
  Limited Term Bond)                                                     0.25%
..  Class A shares of LargeCap Stock Index and Limited Term Bond          0.15%
..  Class B shares (except LargeCap Stock Index and Limited Term Bond)    1.00%
..  Class B shares of LargeCap Stock Index and Limited Term Bond          0.50%

CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS


The Statement of Additional Information (SAI) contains additional information about investment strategies and their related risks.


SECURITIES AND INVESTMENT PRACTICES
Equity securities include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and in overall market and economic conditions. Smaller companies are especially sensitive to these factors.

Fixed-income securities include bonds and other debt instruments that are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable or floating rate of interest. The amount borrowed must be repaid at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.


Fixed-income securities are sensitive to changes in interest rates. In general, fixed-income security prices rise when interest rates fall and fall when interest rates rise. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes.


Fixed-income security prices are also affected by the credit quality of the issuer. Investment grade debt securities are medium and high quality securities. Some bonds, such as lower grade or "junk" bonds, may have speculative characteristics and may be particularly sensitive to economic conditions and the financial condition of the issuers.


REPURCHASE AGREEMENTS AND LOANED SECURITIES
Each of the Funds may invest a portion of its assets in repurchase agreements. Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association or broker-dealer. A repurchase agreement provides that the Fund sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by a Fund collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the Fund holds the security. In the event of a default or bankruptcy by a selling financial institution, the affected Fund bears a risk of loss. To minimize such risks, the Fund enters into repurchase agreements only with large, well-capitalized and well-established financial institutions. In addition, the value of the collateral underlying the repurchase agreement is always at least equal to the repurchase price, including accrued interest.

Each of the Funds may lend its portfolio securities to unaffiliated broker-dealers and other unaffiliated qualified financial institutions.


CURRENCY CONTRACTS
The International Growth-Oriented, Partners Equity Growth, Partners LargeCap Blend, Partners LargeCap Growth,
Partners LargeCap Value, Partners MidCap Growth and Partners SmallCap Growth Funds may each enter into forward currency contracts, currency futures contracts and options, and options on currencies for hedging and other non-speculative purposes. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. A Fund will not hedge currency exposure to an extent greater than the aggregate market value of the securities held or to be purchased by the Fund (denominated or generally quoted or currently convertible into the currency).

Hedging is a technique used in an attempt to reduce risk. If a Fund's Sub-Advisor hedges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investment, these techniques could result in a loss. These techniques may increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the other party to the transaction does not perform as promised. There is also a risk of government action through exchange controls that would restrict the ability of the Fund to deliver or receive currency.

FORWARD COMMITMENTS
Each of the Funds may enter into forward commitment agreements. These agreements call for the Fund to purchase or sell a security on a future date at a fixed price. Each of these Funds may also enter into contracts to sell its investments either on demand or at a specific interval.

WARRANTS
Each of the Funds (except Cash, Government Securities Income and Tax-Exempt
Bond) may invest up to 5% of its assets in warrants. A warrant is a certificate granting its owner the right to purchase securities from the issuer at a specified price, normally higher than the current market price.

RISKS OF HIGH YIELD SECURITIES
The Balanced, Bond and Tax-Exempt Bond Funds may each invest in debt securities rated lower than BBB by S&P or Baa by Moody's or, if not rated, determined to be of equivalent quality by the Manager or the Sub-Advisor. Such securities are sometimes referred to as high yield or "junk bonds" and are considered speculative.

Investment in high yield bonds involves special risks in addition to the risks associated with investment in highly rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.


Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities. The ability of a Fund to achieve its investment objective may, to the extent of its investment in high yield bonds, be more dependent on such credit analysis than would be the case if the Fund were investing in higher quality bonds.


High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. If the issuer of high yield bonds defaults, a Fund may incur additional expenses to seek recovery.


The secondary market on which high yield bonds are traded may be less liquid than the market for higher-grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which a Fund could sell a high yield bond and could adversely affect and cause large fluctuations in the daily price of the Fund's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of high yield bonds, especially in a thinly traded market.


The use of credit ratings for evaluating high yield bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to change credit ratings in a timely manner to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by a Fund, the Fund may retain the security if the Manager or Sub-Advisor thinks it is in the best interest of shareholders.


DERIVATIVES
To the extent permitted by its investment objectives and policies, each of the Funds may invest in securities that are commonly referred to as derivative securities. Generally, a derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators (reference indices).

Some derivatives, such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.

There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect a Fund from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities.


No Fund may invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the Fund. For example, a security whose underlying value is linked to the price of oil would not be a permissible investment because the Funds may not invest in oil leases or futures.


The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates. The risks associated with derivative investments include:
.. the risk that the underlying security, interest rate, market index or other financial asset will not move in the direction the Manager or Sub-Advisor anticipated;
.. the possibility that there may be no liquid secondary market which may make it difficult or impossible to close out a position when desired;
.. the risk that adverse price movements in an instrument can result in a loss substantially greater than a Fund's initial investment; and .. the counterparty may fail to perform its obligations.

FOREIGN SECURITIES
Certain of the Funds may invest in securities of foreign companies. For the purpose of this restriction, foreign companies are:
.. companies with their principal place of business or principal office outside the U.S.; and
.. companies for which the principal securities trading market is outside the U.S.

Foreign companies may not be subject to the same uniform accounting, auditing and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges, although each Fund seeks the most favorable net results on its portfolio transactions.


Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of Fund assets is not invested and earning no return. If a Fund is unable to make intended security purchases due to settlement problems, the Fund may miss attractive investment opportunities. In addition, a Fund may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.


With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect a Fund's investments in those countries. In addition, a Fund may also suffer losses due to nationalization, expropriation or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility or exchange rates could result in investment losses for a Fund. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to Fund investors.


Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Funds intend to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which a Fund has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of a Fund's portfolio. A Fund may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.

A Fund may choose to invest in a foreign company by purchasing depositary receipts. Depositary receipts are certificates of ownership of shares in a foreign-based issuer held by a bank or other financial institution. They are alternatives to purchasing the underlying security but are subject to the foreign securities to which they relate.


Investments in companies of developing countries may be subject to higher risks than investments in companies in more developed countries. These risks include:
.. increased social, political and economic instability;
.. a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;
.. lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;
.. foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
.. relatively new capital market structure or market-oriented economy;
.. the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;
.. restrictions that may make it difficult or impossible for the Fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and
.. possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

In addition, many developing countries have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.


Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. A Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.


Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.


SECURITIES OF SMALLER COMPANIES
The Funds may invest in securities of companies with small- or mid-sized market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be less mature than larger companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Small companies also may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.

UNSEASONED ISSUERS
The Funds may invest in the securities of unseasoned issuers. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies. In addition, many unseasoned issuers also may be small companies and involve the risks and price volatility associated with smaller companies.

TEMPORARY DEFENSIVE MEASURES
For temporary defensive purposes in times of unusual or adverse market conditions, the Funds may invest without limit in cash and cash equivalents. For this purpose, cash equivalents include: bank notes, bank certificates of deposit, bankers' acceptances, repurchase agreements, commercial paper, and commercial paper master notes which are floating rate debt instruments without a fixed maturity. In addition, a Fund may purchase U.S. Government securities, preferred stocks and debt securities, whether or not convertible into or carrying rights for common stock.

There is no limit on the extent to which the Funds may take temporary defensive measures. In taking such measures, a Fund may fail to achieve its investment objective.


PORTFOLIO TURNOVER
"Portfolio Turnover" is the term used in the industry for measuring the amount of trading that occurs in a Fund's portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year.

Funds with high turnover rates (more than 100%) often have higher transaction costs (that are paid by the Fund) that may have an adverse impact on Fund performance and may generate short-term capital gains (on which taxes may be imposed even if no shares of the Fund are sold during the year). No turnover rate can be calculated for the Cash

Management Fund because of the short maturities of the securities in which it invests. Turnover rates for each of the other Funds may be found in the Fund's Financial Highlights table.


Please consider all the factors when you compare the turnover rates of different funds. A fund with consistently higher total returns and higher turnover rates than another fund may actually be achieving better performance precisely because the managers are active traders. You should also be aware that the "total return" line in the Financial Highlights section already includes portfolio turnover costs.


MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE


THE MANAGER
Principal Management Corporation serves as the manager for the Funds. In its handling of the business affairs of each Fund, the Manager provides clerical, recordkeeping and bookkeeping services, and keeps the required financial and accounting records. In addition, the Manager is responsible for the portfolio management function for certain Funds.

MANAGER: The Manager is an indirect subsidiary of Principal Financial Services,
         Inc. and has managed mutual funds since 1969. As of December 31, 2001, the mutual funds it manages had assets of approximately $6.2 billion. The Manager's address is Principal Financial Group, Des Moines, Iowa 50392-0200.

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Bond                         William C. Armstrong
                                        Scott Bennett
                                        Lisa A. Stange
           Cash Management              Michael R. Johnson
                                        Alice Robertson
           Real Estate                  Kelly D. Rush
           Tax-Exempt Bond              Thomas V. Catus
                                        Robert Martin




WILLIAM C. ARMSTRONG, CFA . Mr. Armstrong leads the multi-sector/core portfolio management group for a member company of the Principal Financial Group. Mr. Armstrong has been with the Principal Financial Group since 1992. He earned his Master's degree from the University of Iowa and his Bachelor's degree from Kearney State College. He has earned the right to use the Chartered Financial Analyst designation



SCOTT BENNETT, CFA . Mr. Bennett has been with the Principal Financial Group since 1988. He holds an MBA and a BA from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.



THOMAS V. CATUS, CFA . Mr. Catus is a portfolio analyst for a member company of the Principal Financial Group and specializes in municipal bonds. Prior to joining Principal in 2000, he was a chief financial officer at Franklin Leasing and a fixed income analyst and trader at Cleary Gull. Mr. Catus received an MBA in finance from the University of Iowa and a BBA in transportation and logistics from Iowa State University. He is a CFA charterholder and a member of the Iowa Society of Financial Analysts.



MICHAEL R. JOHNSON . Mr. Johnson joined the Principal Financial Group in 1982. He began directing securities trading for a member company of the Principal Financial Group in 1994 and also manages its fixed-income trading operation. Mr. Johnson earned his Bachelor's degree in Finance from Iowa State University.



ROBERT MARTIN. . Mr. Martin is a portfolio manager at a member company of the Principal Financial Group with responsibility for all municipal products. Prior to joining Principal in 2001, Mr. Martin was a senior vice president and managed municipal bond portfolios at the Trust Company of the West in New York. He received a BBA in economics for Manhattan College and is a member of the Municipal Bond Forum of New York, Municipals Buyers Conference and the Portfolio Investment Group.



ALICE ROBERTSON . Ms. Robertson is a trader for a member company of the Principal Financial Group on its corporate fixed-income trading desk.She joined the Principal Financial Group in 1990 as a credit analyst and moved to her current position in 1993. Previously, Ms. Robertson was an assistant vice president/commercial paper analyst with Duff & Phelps Credit Company. Ms. Robertson earned her Master's degree in Finance and Marketing from DePaul University and her Bachelor's degree in Economics from Northwestern University.



KELLY D. RUSH, CFA . Mr. Rush directs the Real Estate Investment Trust (REIT) activity for a member company of the Principal Financial Group. Mr. Rush joined the Principal Financial Group in 1987 and has been dedicated to public real estate investments since 1995. His experience includes the structuring of public real estate transactions that included commercial mortgage loans and the issuance of unsecured bonds. He received his Master's degree and Bachelor's degree in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.



LISA A. STANGE, CFA. . As portfolio manager for a member company of the Principal Financial Group, Ms. Stange manages over $3 billion in fixed-income portfolios invested in corporate bonds, mortgage-backed securities, commercial mortgage-backed securities, asset-backed securities, sovereigns and agencies. Ms. Stange joined the Principal Financial Group in 1989 after earning her Master's and Bachelor's degrees in Finance from the University of Iowa. She has earned the right to use the Chartered Financial Analyst designation.


THE SUB-ADVISORS
The Manager has signed contracts with various Sub-Advisors. Under the Sub-Advisory agreements, the Sub-Advisor agrees to assume the obligations of the Manager to provide investment advisory service for a specific Fund. For these services, the Sub-Advisor is paid a fee by the Manager.

SUB-ADVISOR: Alliance Capital Management L.P. ("Alliance") through its Bernstein
         Investment Research and Management unit ("Bernstein"). As of December 31, 2001, Alliance managed $455 billion in assets. Bernstein is located at 767 Fifth Avenue, New York, NY 10153 and Alliance is located at 1345 Avenue of the Americas, New York, NY 10105.

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Partners LargeCap Value      Marilyn G. Fedak
                                        Steven Pisarkiewicz




MARILYN G. FEDAK . Ms. Fedak was named chief investment officer and chairman of the U.S. Equity Investment Policy Group, and was also elected to the Board of Directors, in 1993. She had previously served as a senior portfolio manager since joining the firm in 1984. Ms. Fedak is a member of the Small-Capitalization, International, Global, Global Balanced, Canadian Equity and Advanced Value Investment Policy Groups, and the Private Client Investment Group. From 1972 to 1983, she was a portfolio manager and research analyst at Morgan Guaranty Trust Company. She earned a BA from Smith College in 1968 and an MBA from Harvard University in 1972, and is a Chartered Financial Analyst.



STEVEN PISARKIEWICZ . Mr. Pisarkiewicz, Chief Investment Officer, Structured Equity Services Senior Portfolio Manager, joined the firm as a managing director of financial advisors in 1989. In 1992, he was named managing director of Institutional Services; in 1997, he was named senior portfolio manager for U.S. equities and became a member of the U.S. Equity Investment Policy Group. In late 1998, he assumed his current role as chief investment officer for Structured Equity Services. Prior to joining Bernstein, he was a vice president and senior consultant with SEI Corporation from 1983 to 1989, and a director of strategic planning for Emerson Electric Company from 1979 to 1983. Mr. Pisarkiewicz earned a BS from the University of Missouri in 1972 and an MBA in 1979 from the University of California at Berkeley.


SUB-ADVISOR: Berger Financial Group LLC ("Berger"), is a Nevada Limited
         Liability Company, and has been in the investment advisory business since 1975. It serves as investment advisor or sub-advisor to mutual funds and institutional investors and has assets under management of approximately $8.7 billion as of December 31, 2001. Berger is a subsidiary of Stilwell Management Inc., which owns approximately 86% of Berger, and is an indirect subsidiary of Stilwell Financial Inc.

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Partners SmallCap Growth     Paul A. LaRocco




PAUL A. LAROCCO, CFA . Mr. LaRocco joined Berger Financial Group LLC as Vice President in December 2000. In 2000, he co-managed small and mid-cap funds for Montgomery Asset Management. Prior to that, he was a portfolio manager for a number of small and mid-cap funds at Oppenheimer Funds. Mr. LaRocco holds an MBA degree in Finance from the University of Chicago Graduate School of Business and a BS in Physiological Psychology and a BA in Biological Sciences from the University of California, Santa Barbara. He has earned the right to use the Chartered Financial Analyst designation.


SUB-ADVISOR: Duncan-Hurst was founded in 1990. Its address is 4365 Executive
         Drive, Suite 1520, San Diego, CA 92121. As of December 31, 2001, Duncan-Hurst managed assets of approximately $3.3 billion for institutional and individual investors.

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Partners LargeCap Growth     David C. Magee

DAVID C. MAGEE . Mr. Magee has been with Duncan-Hurst Capital Management since 1992. He holds an MBA in Finance from UCLA and a BS in Economics and Business Management from the University of California, Davis.


SUB-ADVISOR: Federated Investment Management Company ("Federated") is a registered investment adviser and a wholly-owned subsidiary of Federated Investors, Inc., which was founded in 1955. Federated is located in the Federated Investors Tower at 1001 Liberty Avenue, Pittsburgh, PA 15222-3779. As of December 31, 2001, Federated managed $163.6 billion in assets.

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Partners LargeCap Blend      Linda A. Duessel
                                        David P. Gilmore
                                        J. Thomas Madden
                                        Bernard J. Picchi




LINDA A. DUESSEL, CFA . Ms. Duessel joined Federated in 1991 and has been a Portfolio Manager since 1995. She became a Senior Vice President of the Federated in January 2000 and served as a Vice President of Federated from 1995 through 1999. Ms. Duessel was a Senior Investment Analyst and an Assistant Vice President of Federated from 1991 through 1995. Ms. Duessel received her MS in Industrial Administration from Carnegie Mellon University. She has earned the right to use the Chartered Financial Analyst designation.



DAVID P. GILMORE . Mr. Gilmore joined Federated in August 1997 as an Investment Analyst. He was promoted to Senior Investment Analyst in July 1999 and became an Assistant Vice President of Federated in July 2000. Mr. Gilmore was a Senior Associate with Coopers & Lybrand from January 1992 to May 1995. He earned his MBA from the University of Virginia and has a BS from Liberty University. He has earned the right to use the Chartered Financial Analyst designation.



J. THOMAS MADDEN, CFA . Mr. Madden joined Federated as a Senior Portfolio Manager in 1977 and has been an Executive Vice President of Federated since 1994. Mr. Madden served as a Senior Vice President of Federated from 1989 to 1993. Mr. Madden received his MBA with a concentration in Finance from the University of Virginia. He has earned the right to use the Chartered Financial Analyst designation.



BERNARD J. PICCHI, CFA . Mr. Picchi joined Federated in 1999 as a Senior Vice President/Director of U.S. Equity Research. From 1994 to 1999, Mr. Picchi was a Managing Director of Lehman Brothers where he initially served as head of the energy sector group. During 1995 and most of 1996, he served as U.S. Director of Stock Research and in September 1996, he was named Growth Stock Strategist. Mr. Picchi holds a BS in foreign service from Georgetown University. He has earned the right to use the Chartered Financial Analyst designation.


SUB-ADVISOR: Invista Capital Management, LLC ("Invista"), an indirectly wholly-owned subsidiary of Principal Life Insurance Company and an affiliate of the Manager, was founded in 1985. It manages investments for institutional investors, including Principal Life. Assets under management as of December 31, 2001 were approximately $23.0 billion. Invista's address is 1900 Hub Tower, 699 Walnut, Des Moines, Iowa 50309.

                                           DAY-TO-DAY
           FUND                            FUND MANAGEMENT
           ----                            ---------------
           Balanced                        Dirk Laschanzky
                                           Douglas R. Ramsey
           Blue Chip                       Scott D. Opsal
           Capital Value                   John Pihlblad
           Growth                          Mary Sunderland
           International                   Kurtis D. Spieler
           International Emerging Markets  Michael A. Marusiak
                                           Michael L. Reynal
           International SmallCap          Brian W. Pattinson
           LargeCap Stock Index            Robert Baur
                                           Rhonda VanderBeek
           MidCap                          K. William Nolin
           SmallCap                        John F. McClain
                                           Thomas Morabito
           Utilities                       Catherine A. Zaharis

ROBERT BAUR, PH.D . Dr. Baur joined Invista in 1995 after serving as a professor of finance and economics at Drake University and Grand View College. He received his Bachelor's degree in Mathematics and his Ph.D. in Economics from Iowa State University. Dr. Baur also did post-doctoral studies in finance and economics at the University of Minnesota.



DIRK LASCHANZKY, CFA . As a portfolio manager at Invista, Mr. Laschanzky is responsible for asset allocation and provides advice to clients concerning their portfolios across all asset classes. Prior to joining Invista in 1997, he was a portfolio manager and analyst for over seven years at AMR Investment Services where he managed short-term money market funds and was responsible for American Airlines' pension plan investment management. He also served as a financial analyst for American Airlines. He received an MBA and BA, both in Finance, from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.



MICHAEL A. MARUSIAK . Mr. Marusiak joined Invista in 2000, specializing in the international emerging markets sector. Prior to joining Invista, he was an analyst on Trust Company of the West's global fund management team. He also worked with SBC Warburg of London as a research analyst responsible for Eastern Europe, the Middle East and Africa. He earned an MIA in International Finance from the Columbia University School of International and Public Affairs and a BA in Business Administration and Finance from Simon Fraser University of Burnaby, British Columbia.



JOHN F. MCCLAIN . Mr. McClain is a portfolio manager for small-cap and medium-cap growth portfolio management and strategy. He joined Invista in 1990. Previously, he was an investment executive with Paine Webber. He earned an MBA from Indiana University and a BBA in Economics from the University of Iowa.



THOMAS MORABITO, CFA . Mr. Morabito joined Invista in 2000 as the lead small-cap value portfolio manager. He has more than 12 years of analytical and portfolio management expertise. From 1994 until joining Invista, Mr. Morabito was a manager for INVESCO Management & Research. He received his MBA in Finance from Northeastern University and his BA in Economics from State University of New York. He has earned the right to use the Chartered Financial Analyst designation.



K. WILLIAM NOLIN, CFA . Mr. Nolin has managed the domestic mid-cap equity portfolios since 1999. His expertise is grounded in the telecommunications, media & entertainment, lodging and consumer non-durables sectors. Mr. Nolin joined the Principal Financial Group in 1993 as an investment credit analyst. He earned his MBA from the Yale School of Management and his Bachelor's degree in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.

SCOTT D. OPSAL, CFA . Mr. Opsal is chief investment officer of Invista and has been with the firm since 1993. He holds an MBA from the University of Minnesota and a BS from Drake University. He has earned the right to use the Chartered Financial Analyst designation.



BRIAN W. PATTINSON, CFA . Mr. Pattinson is a portfolio manager at Invista. He performs international security analysis and strategy development for the firm's core international equity research effort and also specializes in the information technology and telecommunication sectors. He joined Invista in 1994. Mr. Pattinson earned his MBA and Bachelor's degree in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.



JOHN PIHLBLAD, CFA . Mr. Pihlblad is director of quantitative portfolio management for Invista. He has over 24 years experience in creating and managing quantitative investment systems. Prior to joining Invista in 2000, Mr. Pihlblad was a partner and co-founder of GlobeFlex Capital in San Diego where he was responsible for the development and implementation of the investment process for both domestic and international products. He received his BA from Westminster College. He has earned the right to use the Chartered Financial Analyst designation.



DOUGLAS R. RAMSEY, CFA . Mr. Ramsey joined Invista in 1997. As portfolio manager, he provides clients with asset allocation advice and research services covering all major asset classes. Previously, he was a portfolio strategist for Invista's value team with responsibility for equity securities analysis and strategy. Prior to joining Invista, Mr. Ramsey was an equity portfolio manager at Investors Management Group and an equity strategist at SCI Capital Management. He received his MA in Economics from Ohio State University and a BA in Economics and Business Administration at Coe College. He has earned the right to use the Chartered Financial Analyst designation.



MICHAEL L. REYNAL . Mr. Reynal joined Invista in 2001, specializing in emerging markets portfolios. Prior to joining Invista, he was responsible for equity investments in Latin America, the Mediterranean and the Balkans while at Wafra Investment Advisory Group, Inc. in New York. He also spent four years with Paribas Capital Markets in New York as the head of the equity trading desk, and three years with Barclays do Zoete Weed in London, focusing on Latin American equity trading. Mr. Reynal received an MBA from the Amos Tuck School at Dartmouth College in New Hampshire, a BA/MA in History from Christ's College at Cambridge University in England and a BA in History from Middlebury College in Vermont.



KURTIS D. SPIELER, CFA . Mr. Spieler is a portfolio manager specializing in the management of international equity portfolios. He joined the Principal Financial Group in 1987 in the Treasury operation as a securities analyst and moved to Invista in 1991. Mr. Spieler received his MBA from Drake University and his BBA in Accounting from Iowa State University. He has earned the right to use the Chartered Financial Analyst designation.



MARY SUNDERLAND, CFA . Prior to joining Invista in 1999, Ms. Sunderland managed growth and technology portfolios for Skandia Asset Management for 10 years. Ms. Sunderland holds an MBA in Finance from Columbia University Graduate School of Business and an undergraduate degree from Northwestern University. She has earned the right to use the Chartered Financial Analyst designation.



RHONDA VANDERBEEK . Ms. VanderBeek directs trading operations for the Invista index accounts. She joined the Principal Financial Group in 1983 as a trading statistical clerk and moved to Invista in 1992. Ms. VanderBeek has extensive experience trading both domestic and international securities.



CATHERINE A. ZAHARIS, CFA . Ms. Zaharis directs portfolio management for the Invista value team and leads the value research group. She joined Invista in 1985. Ms. Zaharis received her MBA from Drake University and her BBA in Finance from the University of Iowa. She has earned the right to use the Chartered Financial Analyst designation.


SUB-ADVISOR: Morgan Stanley Asset Management ("Morgan Stanley"), with principal offices at 1221 Avenue of the Americas, New York, NY 10020, provides a broad range of portfolio management services to customers in the U.S. and abroad. As of December 31, 2001, Morgan Stanley, together with its affiliated institutional asset management companies, managed investments totaling approximately $415.9 billion as named fiduciary or fiduciary adviser. On December 1, 1998, Morgan Stanley Asset Management Inc. changed its name to Morgan Stanley Dean Witter Investment Management Inc. and on May 1, 2001 the name was changed to Morgan Stanley Investment Management Inc. The firm continues to do business in certain instances using the name Morgan Stanley Asset Management.

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Partners Equity Growth       William S. Auslander




WILLIAM S. AUSLANDER . Mr. Auslander is a Principal of Morgan Stanley & Co, Incorporated and Morgan Stanley Investment Management Inc. Mr. Auslander joined Morgan Stanley in 1995 as an equity analyst and currently is a portfolio manager in Morgan Stanley's institutional equity group. Prior thereto, he was an equity analyst at Icahn & Co., 1986-1995. He holds a BA in Economics from the University of Wisconsin and an MBA from Columbia University.


SUB-ADVISOR: Principal Capital Global Investors Limited, doing business as BT
         Funds Management ("BT Funds Management"), is a member of the Principal Financial Group. Its address is The Chifley Tower, 2 Chifley Square, Sydney 2000 Australia. As of December 31, 2001, BT Funds Management had approximately $17.7 billion under management.

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           European Equity              Crispin Murray
           Pacific Basin                Dean Cashman




DEAN CASHMAN . Mr. Cashman is Executive Vice President of BT Funds Management and serves as head of Japanese equities. He joined the firm in January 1988, initially involved in the liquids and fixed-income group, but moved to the European equity group in 1989 specializing in the Latin Block countries including France, Italy and Spain. He started working on Japanese equities at the end of 1991 and subsequently took over responsibility for the group. Mr. Cashman received a degree in Economics from the University of Queensland.



CRISPIN MURRAY . Mr. Murray is Executive Vice President of BT Funds Management having joined the firm in 1994 as an investment analyst. In 1995, his role became pure European equities analysis covering banks, telecommunications, telecommunication equipment and media. In 1998, he became head of European Equities and became coordinator for the Global Banking Group. His global sector responsibilities include telecommunications and banks. Prior to joining BT Funds Management, Mr. Murray worked for Equitable Life Assurance Society in the UK as a bond and currency analyst. He received an Honours degree in Economics and Human Geography from Reading University in the UK.


SUB-ADVISOR: Principal Capital Income Investors, LLC ("Principal Capital - II"), an indirect wholly-owned subsidiary of Principal Life Insurance Company and an affiliate of the Manager, was founded in 2000. It manages investments for institutional investors, including Principal Life. Assets under management as of December 31, 2001 were approximately $39.2 billion. Principal Capital - II's address is 801 Grand Ave., Des Moines, Iowa 50392.

                                         DAY-TO-DAY
           FUND                          FUND MANAGEMENT
           ----                          ---------------
           Balanced                      William C. Armstrong
           Government Securities Income  Mark Karstrom
                                         Martin J. Schafer
           Limited Term Bond             Kevin W. Croft
                                         Martin J. Schafer

WILLIAM C. ARMSTRONG, CFA . Mr. Armstrong leads the multi-sector/core portfolio management group for Principal Capital - II. Mr. Armstrong has been with the Principal Financial Group since 1992. He earned his Master's degree from the University of Iowa and his Bachelor's degree from Kearney State College. He has earned the right to use the Chartered Financial Analyst designation.



KEVIN W. CROFT, CFA . As a portfolio manager for Principal Capital - II, Mr. Croft has direct responsibility for $950 million invested in fixed-income portfolios. He joined the Principal Financial Group in 1988. He earned his Master's and Bachelor's degrees from Drake University. He has earned the right to use the Chartered Financial Analyst designation.



MARK KARSTROM. . Mr. Karstrom is a portfolio manager at Principal Capital - II with responsibility for mortgage-backed securities. Prior to joining Principal Capital - II in 2001, Mr. Karstrom was a portfolio manager for Scudder Kemper Investments. He received a BA in economics from the University of Denver. He is a member of the Association for Investment Management and Research (AIMR) and a Level II candidate for the Chartered Financial Analyst Designation.



MARTIN J. SCHAFER . Mr. Schafer is a portfolio manager for Principal Capital - II specializing in the management of mortgage-backed securities utilizing an active, total return approach. He joined the Principal Financial Group in 1977. He holds a BBA in Accounting and Finance from the University of Iowa.


SUB-ADVISOR: Turner Investment Partners, Inc. ("Turner") was founded in 1990.
         Its address is 1235 Westlakes Drive, Suite 350, Berwyn, PA 19312. As of December 31, 2001, Turner had discretionary management authority with respect to approximately $9.2 billion in assets.

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Partners MidCap Growth       Christopher K. McHugh
                                        William C. McVail
                                        Robert E. Turner




CHRISTOPHER K. MCHUGH . Mr. McHugh, Senior Portfolio Manager, joined Turner Investment Partners, Inc. in 1990. He holds a BS in Accounting from Philadelphia University and an MBA in Finance from St. Joseph's University. He has been in investment management since 1986.



WILLIAM C. MCVAIL . Mr. McVail, Senior Portfolio Manager, joined Turner in 1998. Prior thereto, he was Portfolio Manager at PNC Equity Advisers. He has been in investment management since 1987.



ROBERT E. TURNER, CFA . Mr. Turner, Chairman and Chief Investment Officer, founded Turner in 1990. Prior to 1990, he was Senior Investment Manager with Meridian Investment Company. He has been in investment management since 1981. He has earned the right to use the Chartered Financial Analyst designation.


DUTIES OF THE MANAGER AND SUB-ADVISORS
The Manager or Sub-Advisor provides the Directors of the Funds with a recommended investment program. The program must be consistent with the Fund's investment objective and policies. Within the scope of the approved investment program, the Manager or Sub-Advisor advises the Fund on its investment policy and determines which securities are bought or sold, and in what amounts.

FEES PAID TO THE MANAGER
The Manager is paid a fee by the Fund for its services, which includes any fee paid to the Sub-Advisor. The fee paid by each Fund (as a percentage of the average daily net assets) for the fiscal year ended October 31, 2001 was:

      Balanced                        0.59%    MidCap                    0.56%
      Blue Chip                       0.60%    Pacific Basin             1.10%
      Bond                            0.48%    Partners Equity Growth    0.75%
      Capital Value                   0.57%    Partners LargeCap Blend   0.75%
      Cash Management                          Partners LargeCap
                                      0.42%    Growth                    0.90%
      European Equity                 0.90%    Partners LargeCap Value   0.75%
      Government Securities Income    0.45%    Partners MidCap Growth    0.90%
      Growth                                   Partners SmallCap
                                      0.57%    Growth                    0.90%
      International                   0.84%    Real Estate               0.90%
      International Emerging                   SmallCap
      Markets                         1.25%                              0.85%
      International SmallCap          1.20%    Tax-Exempt Bond           0.47%
      LargeCap Stock Index            0.35%    Utilities                 0.59%
      Limited Term Bond               0.50%


The Manager has agreed to waive a portion of its fee for the following Funds and continue the waiver and, if necessary, pay expenses normally payable by each of the listed Funds through the period ending February 28, 2003. The waiver will maintain a total level of operating expenses (expressed as a percentage of average net assets attributable to a Class on an annualized basis) not to exceed the following percentages:

 FUND                                                  CLASS A      CLASS B
 ----                                                  -------      -------
 European Equity                                        2.95%        3.70%
 International Emerging Markets                         2.50         3.25
 LargeCap Stock Index                                   0.90         1.25
 Pacific Basin                                          2.95         3.70
 Partners LargeCap Blend                                1.95         2.70
 Partners LargeCap Growth                               1.95         2.70
 Partners LargeCap Value                                1.95         2.70
 Partners MidCap Growth                                 1.95         2.70
 Partners SmallCap Growth                               1.95         2.70



Each Fund and the Manager, under an order received from the SEC, may enter into and materially amend agreements with Sub-Advisors without obtaining shareholder approval. For any Fund that is relying on that order, the Manager may:
.. hire one or more Sub-Advisors;
.. change Sub-Advisors; and
.. reallocate management fees between itself and Sub-Advisors.

The Manager will continue to have the ultimate responsibility for the investment performance of these Funds due to its responsibility to oversee Sub-Advisors and recommend their hiring, termination and replacement. No Fund will rely on the order until it receives approval from its shareholders or, in the case of a new Fund, the Fund's sole initial shareholder before the Fund is available to the public, and the Fund states in its prospectus that it intends to rely on the order. The Manager will not enter into an agreement with an affiliated Sub-Advisor for a Fund that is relying on the order without that agreement, including the compensation to be paid under it, being similarly approved.

The Partners Equity Growth, Partners LargeCap Blend, Partners LargeCap Growth, Partners LargeCap Value, Partners MidCap Growth and Partners SmallCap Growth Funds have received the necessary shareholder approval and intend to rely on the order.

PRICING OF FUND SHARES


Each Fund's shares are bought and sold at the current share price. The share price of each class of each Fund is calculated each day the New York Stock Exchange ("NYSE") is open. The share price is determined at the close of business of the Exchange (normally 3:00 p.m. Central time). When an order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is received.


For all Funds, except the Cash Management Fund, the share price is calculated by:
.. taking the current market value of the total assets of the Fund
.. subtracting liabilities of the Fund
.. dividing the remainder proportionately into the classes of the Fund
.. subtracting the liability of each class
.. dividing the remainder by the total number of shares owned in that class.

The securities of the Cash Management Fund are valued at amortized cost. The calculation procedure is described in the SAI. The Cash Management Fund reserves the right to determine a share price more than once each day.


NOTES:

.. If current market values are not readily available for a security owned by a
  Fund, its fair value is determined using a policy adopted by the Directors.
.. A Fund's securities may be traded on foreign securities markets that generally complete trading at various times during the day prior to the close of the NYSE. The values of foreign securities used in computing share price are determined at the time the foreign market closes. Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the NYSE is open. The NAV of a Fund investing in foreign securities may change on days when shareholders are unable to purchase or redeem shares. If the Sub-Advisor believes that the market value is materially affected, the share price will be calculated using the policy adopted by the Fund.
.. Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time. These may be referred to as local price and premium price. The premium price is often a negotiated price that may not consistently represent a price at which a specific transaction can be effected. The International Growth-Oriented Funds have a policy to value such securities at a price at which the Sub-Advisor expects the securities may be sold.

DIVIDENDS AND DISTRIBUTIONS


FOR ALL FUNDS EXCEPT THE CASH MANAGEMENT FUND
The Bond, Government Securities Income, Limited Term Bond and Tax-Exempt Bond Funds pay their net investment income on a monthly basis. Payments are made to shareholders of record on the business day prior to the payment date. The payment date is the 19th of each month (or previous business day).

The Balanced and Real Estate Funds pay their net investment income on a quarterly basis. Payments are made to shareholders of record on the business day prior to the payment date. The payment date is the 19th of March, June, September and December (or previous business day).


The Blue Chip Fund pays its net investment income on a semiannual basis. Payments are made to shareholders of record on the business day prior to the payment date. The payment date is the 19th of June and December (or previous business day).


The other Funds (other than the Cash Management Fund) pay their net investment income once each year. Payments are made to shareholders of record on the business day prior to the payment date. The payment date is December 19th (or previous business day).


Net realized capital gains, if any, are distributed annually. Generally the distribution is made on the second business day of December. Payments are made to shareholders of record on the business day prior to the payable date. Capital gains may be taxable at different rates, depending on the length of time that the Fund holds its assets.

You can authorize income dividend and capital gain distributions to be:
.. invested in additional shares of the Fund you own without a sales charge;
.. invested in shares of another Principal Mutual Fund (Dividend Relay) without a sales charge (distributions of a Fund may be directed only to one receiving
  Fund); or
.. paid in cash.

Generally, for federal income tax purposes, Fund distributions are taxable as ordinary income, except that any distributions of long-term capital gains will be taxed as such regardless of how long Fund shares have been held. However, distributions by the Fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments by such plans.


A tax advisor should be consulted to determine the suitability of the Fund as an investment by such a plan and the tax treatment of distributions by the Fund. A tax advisor can also provide information on the potential impact of possible foreign, state and local taxes. A Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased.


CASH MANAGEMENT FUND
The Cash Management Fund declares dividends of all its daily net investment income each day its shares are priced. The dividends are paid daily and are automatically reinvested back into additional shares of the Fund. You may ask to have your dividends paid to you monthly in cash. These cash payments are made on the 20th (or preceding business day if the 20th is not a business day) of each month.

Under normal circumstances, the Fund intends to hold portfolio securities until maturity and value them at amortized cost. Therefore, the Fund does not expect any capital gains or losses. Should there be any gain, it could result in an increase in dividends. A capital loss could result in a dividend decrease.


NOTES:

.. Payment of income dividends and capital gains shortly after you buy shares has the effect of reducing the share price by the amount of the payment.
.. Distributions from a Fund, whether received in cash or reinvested in additional shares may be subject to federal (and state) income tax.

HOW TO BUY SHARES


To open an account and buy fund shares, rely on your Registered Representative. Principal Mutual Funds are "load" funds which means you pay a sales charge for the ongoing assistance of your Registered Representative.


Fill out the Principal Mutual Fund application* completely. You must include:
.. the name(s) you want to appear on the account;
.. the code of the Fund(s) in which you want to invest;
.. your choice of Class A or Class B shares;
.. the amount of the investment;
.. your Social Security number or Taxpayer I.D. number; and .. other required information (may include corporate resolutions, trust agreements, etc.).
  * An application is included with this prospectus. A different application is needed for a Principal Mutual Fund IRA, Coverdell Education Savings Account, 403(b), SEP, SIMPLE, SAR-SEP or certain employee benefit plans. Call Principal Mutual Funds for more information.


Each Fund requires a minimum initial investment:

..  Regular Accounts                              $1,000
..  Uniform Transfer to Minor Accounts            $  500
..  IRA Accounts                                  $  500
..  Coverdell Education Savings Account           $  500

Subsequent investment minimums are $100. However, if your subsequent investments are made using an Automatic Investment Plan, the investment minimum is $50 ($100 for the Cash Management Fund).


NOTE: The minimum investment applies on a Fund level, not on the total investment being made. Minimums may be waived on accounts set up for: certain employee benefit plans; retirement plans qualified under Internal Revenue Code Section 401(a); payroll deduction plans submitting contributions in an electronic format devised and approved by Princor; Principal Mutual Fund asset allocation programs; Automatic Investment Plans; and Cash Management Accounts.

Class B shares of the Cash Management Fund may be purchased only by exchange from other Fund accounts in the same share class.


In order for us to process your purchase order on the day it is received, we must receive the order (with complete information):
.. on a day that the New York Stock Exchange (NYSE) is open; and .. prior to the close of trading on the NYSE (normally 3 p.m. Central Time).

Orders received after the close of the NYSE or on days that the NYSE is not open will be processed on the next day that the NYSE is open for normal trading.


INVEST BY MAIL
.. Send a check and completed application to:
   Principal Mutual Funds
   P. O. Box 10423
   Des Moines Iowa 50306-9780
.. Make your check payable to Principal Mutual Funds.
.. Your purchase will be priced at the next share price calculated after Principal Mutual Funds receives your paperwork, completed in a manner acceptable to us.

ORDER BY TELEPHONE
.. Call us between 7:00 A.M. and 7:00 P.M. Central Time on any day that the NYSE is open.
.. We must receive your payment for the order within three business days (or the order will be canceled and you may be liable for any loss).
.. For new accounts, you also need to send a completed application.

NOTES:

.. Phone orders are not available for qualified accounts or the Cash Management
  Fund.
.. Other restrictions may apply, please call us for details.

WIRE MONEY FROM YOUR BANK
.. Have your Registered Representative call Principal Mutual Funds for an account number and wiring instructions.
.. For both initial and subsequent purchases, federal funds should be wired to:
   Wells Fargo Bank Iowa, N.A.
   Des Moines, Iowa 50309
   ABA No.: 073000228
   For credit to: Principal Mutual Funds
   Account No.: 3000499968
   For credit: Principal ________ Fund, Class A or Class B
   Shareholder Account No. __________________
   Shareholder Registration __________________
.. Give the number and instructions to your bank (which may charge a wire fee). .. No wires are accepted on days when the NYSE is closed or when the Federal
  Reserve is closed (because the bank that would receive your wire is closed).

ESTABLISH A DIRECT DEPOSIT PLAN
Direct Deposit allows you to deposit automatically all or part of your paycheck (or government allotment) to your Principal Mutual Fund account(s).
.. Availability of this service must be approved by your payroll department.
.. Have your Registered Representative call Principal Mutual Funds for an account number, Automated Clearing House (ACH) instructions and the form needed to establish Direct Deposit.
.. Give the Direct Deposit Authorization Form to your employer or the governmental agency (either of which may charge a fee for this service).
.. Shares will be purchased on the day the ACH notification is received by Wells
  Fargo Bank Iowa, N.A.
.. On days when the NYSE is closed, but the bank receiving the ACH notification is open, your purchase will be priced at the next calculated share price.

ESTABLISH AN AUTOMATIC INVESTMENT PLAN
.. You may make regular monthly investments with automatic deductions from your bank or other financial institution account. You select the day (not the 29th, 30th or 31st) of the month the deduction is to be made.
.. The minimum initial investment is waived if you set up an Automatic Investment
  Plan when you open your account.
.. Minimum monthly purchase is $50 per Fund (except the Cash Management Fund).
.. Send completed application, check authorization form and voided check (or voided deposit slip) to:
   Principal Mutual Funds
   P. O. Box 10423
   Des Moines Iowa 50306-9780

SET UP A DIVIDEND RELAY
.. Invest your dividends and capital gains from one Principal Mutual Fund in shares of another Principal Mutual Fund.
.. You may acquire shares of a Fund only if its shares are legally offered in your state of residence.
.. Distributions from a Fund may be directed to only one receiving Fund.
.. The Fund share class receiving the investment must be the same class as the originating Fund.
.. There is no sales charge or administrative charge for the Dividend Relay.
.. You can set up Dividend Relay:
  . on the application for a new account; or . by calling Principal Mutual Funds if telephone services apply to the originating account; or
  . in writing (a signature guarantee may be required).
.. You may discontinue your Dividend Relay election with a written notice to Principal Mutual Funds. There may be a delay of up to 10 days before the Dividend Relay plan is discontinued.
.. The amount invested in the receiving Fund must meet that Fund's minimums. If it does not, the receiving Fund reserves the right to close the account if it is not brought up to the minimum investment amount within 30 days of sending you a deficiency notice.

HOW TO REDEEM (SELL) SHARES


After you place a sell order in proper form, shares are sold using the next share price calculated. The amount you receive will be reduced by any applicable CDSC or redemption fee. There is no additional charge for a sale of shares however, you will be charged a $6 wire fee if you have the sale proceeds wired to your bank. Generally, the sale proceeds are sent out on the next business day after the sell order has been placed. It may take additional business days for your financial institution to post this payment to your account at that financial institution. At your request, the check will be sent overnight (a $15 overnight fee will be deducted from your account unless other arrangements are
made).A Fund can only sell shares after your check making the Fund investment has cleared your bank. To avoid the inconvenience of a delay in obtaining sale proceeds, shares may be purchased with a cashier's check or money order.) A sell order from one owner is binding on all joint owners.


Your request for a distribution from your 403(b) or SAR-SEP account must be in writing. You may obtain a distribution form by telephoning us or writing to the Principal Mutual Funds at P.O. Box 10423, Des Moines, Iowa 50309.

Distributions from IRA, SEP, SIMPLE, 403(b) and SAR-SEP accounts may be taken as:
.. lump sum of the entire interest in the account;

.. partial interest in the account; or
.. periodic payments of either a fixed amount or an amount based on certain life expectancy calculations.
Tax penalties may apply to distributions before the participant reaches age
591/2.

Selling shares may create a gain or a loss for federal (and state) income tax purposes. You should maintain accurate records for use in preparing your income tax returns.


Generally, sales proceeds checks are:
.. payable to all owners on the account (as shown in the account registration);
  and
.. mailed to address on the account (if not changed within last month) or previously authorized bank account.

For other payment arrangements, please call Principal Mutual Funds. You should also call Principal Mutual Funds for special instructions that may apply to sales from accounts:
.. when an owner has died;
.. for certain employee benefit plans; or .. owned by corporations, partnerships, agents or fiduciaries.

Payment for shares sold is generally sent the business day after the sell order is received. Under unusual circumstances, the Funds may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.


Within 60 days after the sale of shares, you may reinvest the amount of the sale proceeds into any Principal Mutual Funds' Class A shares without a sales charge if the shares that were sold were:
.. Class A shares on which a sales charge was paid;
.. Class A shares acquired by conversion of Class B shares; or .. Class B shares on which a CDSC was paid.

The transaction is considered a sale for federal (and state) income tax purposes even if the proceeds are reinvested. If a loss is realized on the sale, the reinvestment may be subject to the "wash sale" rules resulting in the postponement of the recognition of the loss for tax purposes.


SELL SHARES BY MAIL
.. Send a letter or distribution form (call us for the form) which is signed by the owner(s) of the account to:
   Principal Mutual Funds
   P. O. Box 10423
   Des Moines Iowa 50306-9780
.. Specify the Fund and account number.
.. Specify the number of shares or the dollar amount to be sold.
.. A signature guarantee* will be required if the:
  . sell order is for more than $100,000;
  . account address has been changed within one month of the sell order; or . check is payable to a party other than the account shareholder(s) or
    Principal Life.
    * If required, the signature(s) must be guaranteed by a commercial bank, trust company, credit union, savings and loan, national securities exchange member or brokerage firm. A signature guaranteed by a notary public or savings bank is not acceptable.


SELL SHARES IN AMOUNTS OF $100,000 OR LESS BY TELEPHONE*
.. The address on the account must not have been changed within the last month and telephone privileges must apply to the account from which the shares are being sold.
.. If our phone lines are busy, you may need to send in a written sell order. .. To sell shares the same day, the order must be received before the close of normal trading on the NYSE (generally 3:00 p.m. Central Time).
.. Telephone redemption privileges are NOT available for Principal Mutual Fund
  403(b)s, SEPs, SIMPLES, SAR-
  SEPs, certain employee benefit plans or on shares for which certificates have been issued.
.. If previously authorized, checks can be sent to a shareholder's U.S. bank account.

  * The Funds and the transfer agent reserve the right to refuse telephone orders to sell shares. The shareholder is liable for a loss resulting from a fraudulent telephone order that the Fund reasonably believes is genuine. The Funds will use reasonable procedures to assure instructions are genuine. If the procedures are not followed, the Funds may be liable for loss due to unauthorized or fraudulent transactions. The procedures include: recording all telephone instructions, requesting personal identification information (name, phone number, social security number, birth date, security phrase, etc.) and sending written confirmation to the address on the account.


SELL SHARES BY CHECKWRITING (CLASS A SHARES OF CASH MANAGEMENT FUND ONLY)
.. Checkwriting must be elected on initial application or by written request to Principal Mutual Funds. Such election continues in effect until the Fund receives written notice revoking or changing the election.
.. The Fund can only sell shares after your check making the Fund investment has cleared your bank.
.. Checks must be written for at least $500.
.. Checks are drawn on UMB Bank, N.A. and its rules concerning checking accounts apply.
.. If the account does not have sufficient funds to cover the check, it is marked
  "Insufficient Funds" and returned (the Fund may revoke checkwriting on accounts on which "Insufficient Funds" checks are drawn).
.. Accounts may not be closed by withdrawal check (accounts continue to earn dividends until checks clear and the exact value of the account is not known until the check is received by UMB).
.. Checkwriting is only available for non-qualified accounts.
.. Neither the Fund, UMB nor the Manager shall incur any liability for honoring the checks, selling shares to pay checks or for returning checks unpaid.

PERIODIC WITHDRAWAL PLANS
You may set up a periodic withdrawal plan on a monthly, quarterly, semiannual or annual basis to:
.. sell enough shares to provide a fixed amount of money ($25 minimum amount); .. pay insurance or annuity premiums or deposits to Principal Life (call us for details); and
.. provide an easy method of making monthly installment payments (if the service is available from your creditor who must supply the necessary forms).

You can set up a periodic withdrawal plan by:
.. completing the applicable section of the application; or
.. sending us your written instructions (and share certificate).

Your periodic withdrawal plan continues until:
.. you instruct us to stop; or
.. your Fund account balance is zero.

When you set up the withdrawal plan, you select which day you want the sale made (if none selected, the sale will be made on the 15th of the month). If the selected date is not a trading day, the sale will take place on the next trading day (if that day falls in the month after your selected date, the transaction will take place on the trading day before your selected date). If telephone privileges apply to the account, you may change the date or amount by telephoning us.


Sales may be subject to a CDSC. Up to 10% of the value of your Class A or Class B share account may be withdrawn annually free of a CDSC. If the withdrawal plan is set up when the account is opened, 10% of the value of additional purchases made within 60 days may also be withdrawn free of a CDSC. The amount of the 10% withdrawal privilege is reset as of the last business day of December of each year based on the account's value as of that day. The free withdrawal privilege not used in a calendar year is not added to the free withdrawal privileges for any following year.


Sales made under your periodic withdrawal plan will reduce and may eventually exhaust your account. The Funds do not normally accept purchase payments while a periodic withdrawal plan is in effect (unless the purchase represents a substantial addition to your account).


The Fund from which the periodic withdrawal is made makes no recommendation as to either the number of shares or the fixed amount that you withdraw. The portion of sales proceeds from the Tax-Exempt Bond Fund which represents tax-exempt income which has been accrued but not declared a dividend by the Fund may be taxed at capital gain rates.

REDEMPTION FEE (OTHER THAN CASH MANAGEMENT FUND FUND). Each Fund, except the Cash Management Fund, will impose a redemption fee on redemptions of $30,000 or more of Class A shares redeemed within 30 days after they are purchased. The fee is equal to 1.00% of the total redemption amount. The fee is paid to the Fund is intended to offset the trading costs, market impact and other costs associated with short-term money movement in and out of the Fund.

HOW TO EXCHANGE SHARES AMONG PRINCIPAL MUTUAL FUNDS


Your shares in the Funds (except Class A shares of Cash Management, LargeCap Stock Index and Limited Term Bond Funds) may be exchanged without a sales charge or CDSC for the same class of any other Principal Mutual Fund. Class A shares of LargeCap Stock Index and Limited Term Bond Funds may be exchanged into Class A shares of the other Principal Mutual Funds 90 days after purchase. The 90-day holding period requirement is waived if your purchase of Limited Term Bond Fund shares is made through our Principal Path for Income program. If a certificate has been issued, it must be returned to the Fund before the exchange can take place.


You may exchange shares by:
.. calling us, if you have telephone privileges on the account and if no share certificate has been issued.
.. sending a written request to:
   Principal Mutual Funds
   P. O. Box 10423
   Des Moines, Iowa 50306-9780
.. completing an Exchange Authorization Form (call us to obtain the form).
.. via the Internet at www.principal.com.

EXCHANGES FROM THE CASH MANAGEMENT FUND
Class A shares of the Cash Management Fund may be exchanged into:
.. Class A shares of other Principal Mutual Funds.
  . If the Cash Management shares were acquired by direct purchase, a sales charge will be imposed on the exchange into other Class A shares.
  . If the Cash Management shares were acquired by (1) exchange from other
    Funds, (2) conversion of Class B shares or (3) reinvestment of dividends earned on Class A shares that were acquired through exchange, no sales charge will be imposed on the exchange into other Class A shares.
.. Class B shares of other Principal Mutual Funds - subject to the CDSC.

Automatic exchange election
---------------------------
This election authorizes an exchange from one Principal Mutual Fund to another on a monthly, quarterly, semiannual or annual basis. You can set up an automatic exchange by:
.. completing the Automatic Exchange Election section of the application;
.. calling us if telephone privileges apply to the account from which the exchange is to be made; or
.. sending us your written instructions.

Your automatic exchange continues until:
.. you instruct us to stop; or
.. your Fund account balance is zero.

You may specify the day of the exchange (if none selected, the exchange will be made on the 15th of the month). If the selected day is not a trading day, the sale will take place on the next trading day (if that day falls in the month after your selected date, the transaction will take place on the trading day before your selected date). If telephone privileges apply to the account, you may change the date or amount by telephoning us.


General
-------
.. An exchange by any joint owner is binding on all joint owners.
.. If you do not have an existing account in the Fund to which the exchange is being made, a new account is established. The new account has the same owner(s), dividend and capital gain options and dealer of record as the account from which the shares are being exchanged.
.. All exchanges are subject to the minimum investment and eligibility requirements of the Fund being acquired.

.. You may acquire shares of a Fund only if its shares are legally offered in your state of residence.
.. For an exchange to be effective the day we receive your instruction, we must receive the instruction before the close of normal trading on the NYSE (generally 3 p.m. Central Time).

When money is exchanged or transferred from one account registration or tax identification number to another, the account holder is relinquishing his or her rights to the money. Therefore exchanges and transfers can only be accepted by telephone if the exchange (transfer) is between:
.. accounts with identical ownership;
.. an account with a single owner to one with joint ownership if the owner of the single owner account is also an owner of the account with joint ownership;
.. a single owner to a UTMA account if the owner of the single owner account is also the custodian on the UTMA account; or .. a single or jointly owned account to an IRA account to fund the yearly IRA contribution of the owner (or one of the owners in the case of a jointly owned account).

The exchange is treated as a sale of shares for federal (and state) income tax purposes and may result in a capital gain or loss. Income tax rules regarding the calculation of cost basis may make it undesirable in certain circumstances to exchange shares within 90 days of their purchase.


The exchange privilege is not intended for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse impact on all shareholders. Each Fund reserves the right to revise or terminate the exchange privilege, limit the amount of number of exchanges or reject any exchange. The Fund into which you would like to exchange may also reject your exchange. In addition, in order to limit excessive exchange activity and otherwise to promote the best interests of a fund, each Fund, except the Cash Management Fund, imposes a fee on exchanges of $30,000 or more of shares acquired within 30 days of the date of the exchange. The fee is equal to 1.00% of the total amount of the exchange (calculated at market value). The fee is paid to the Fund and is intended to offset the trading cost; market impact and other costs associated with short-term money movement in and out of a fund.


Fund shares used to fund an employee benefit plan may be exchanged only for shares of other Principal Mutual Fund available to employee benefit plans. Such an exchange must be made by following the procedures provided in the employee benefit plan and the written service agreement.


GENERAL INFORMATION ABOUT A FUND ACCOUNT



IMPORTANT  INFORMATION
Grantor trusts formed to support benefit plans sponsored by Principal Life and affiliated persons of Principal Life owned of record as of February 20, 2002 approximately 28% of the Class A shares of the Capital Value Fund and 32% of the Class A shares of the International Fund. The trusts propose to redeem their shares from the Capital Value and International Funds. To minimize the impact these redemptions may have on the net expense ratio of these Funds, the trusts intend to carry out the redemptions on a regular basis over the next several years beginning in April 2002.


STATEMENTS
You will receive quarterly (monthly statements for the Cash Management Fund) statements for the Funds you own.
Principal Mutual Fund 401(a) plan participants will receive semiannual statements that detail account activity. The statements provide the number and value of shares you own, transactions during the period, dividends declared or paid and other information. The year-end statement includes information for all transactions that took place during the year. Please review your statement as soon as you receive it. Keep your statements as you may need them for tax reporting purposes.

Generally, each time you buy, sell or exchange shares in the Principal Mutual Funds, you will receive a confirmation in the mail shortly thereafter. It summarizes all the key information - what you bought or sold, the amount of the transaction, and other vital data.


Certain purchases and sales are only included on your quarterly statement. These include accounts:

.. when the only activity during the quarter:
  . is purchase of shares from reinvested dividends and/or capital gains;
  . is a result of Dividend Relay;
  . are purchases under an Automatic Investment Plan;
  . are sales under a periodic withdrawal plan; or . are purchases or sales under an automatic exchange election.
.. used to fund certain individual retirement or individual pension plans; or .. established under a payroll deduction plan.

If you need information about your account(s) at other times, you may:
.. access your account on the internet at www.principal.com;
.. call our PrinCall/(R)/ line 24 hours a day at 1-800-421-2298; or .. call us at 1-800-247-4123. (Our office generally is open Monday through Friday between 7 a.m. and 7 p.m. Central Time).

SIGNATURE GUARANTEES
Certain transactions require that your signature be guaranteed. If required, the signature(s) must be guaranteed by a commercial bank, trust company, credit union, savings and loan, national securities exchange member or brokerage firm.
A signature guaranteed by a notary public or savings bank is not acceptable. Signature guarantees are required:
.. if you sell more than $100,000 from any one Fund;
.. if a sales proceeds check is payable to other than the account shareholder(s),
  Principal Life, Principal Residential Mortgage, Inc. or Principal Bank;
.. to make a Dividend Relay election from an account with joint owners to an account with only one owner or different joint owners;
.. to change ownership of an account;
.. to add telephone transaction services, checkwriting and/or wire privileges to an existing account;
.. to change bank account information designated under an existing telephone withdrawal plan;
.. to exchange or transfer among accounts with different ownership; and .. to have a sales proceeds check mailed to an address other than the address on the account or to the address on the account if it has been changed within the preceding month.

SPECIAL PLANS
The Funds reserve the right to amend or terminate the special plans described in this prospectus. Such plans include automatic investment, dividend relay, periodic withdrawal, waiver of Fund minimums for certain accounts and waiver or reduction of the contingent deferred sales charge for certain purchasers. You will be notified of any such action to the extent required by law.

MINIMUM ACCOUNT BALANCE
Generally, the Funds do not have a minimum required balance. Because of the disproportional high cost of maintaining small accounts, the Funds reserve the right to set a minimum and sell all shares in an account with a value of less than $300. The sales proceeds would then be mailed to you. These involuntary sales will not be triggered just by market conditions. If the Funds exercise this right, you will be notified that the redemption is going to be made. You will have 30 days to make an additional investment and bring your account up to the required minimum. The Funds reserve the right to increase the required minimum.

TELEPHONE AND INTERNET INSTRUCTIONS
The Funds reserve the right to refuse telephone and/or internet instructions. You are liable for a loss resulting from a fraudulent telephone or internet instruction that we reasonably believe is genuine. We use reasonable procedures to assure instructions are genuine. If the procedures are not followed, we may be liable for loss due to unauthorized or fraudulent transactions. The procedures include: recording all telephone instructions, requiring the use of a Personal Identification Number for internet instructions, requesting personal identification information (name, address, phone number, social security number, birth date, security phrase, etc.) and sending written confirmation to the shareholder's address of record.

HOUSEHOLDING
To avoid sending duplicate copies of materials to households, the Funds will mail only one copy of each prospectus, annual and semi-annual report to shareholders having the same last name and address on the funds' records. The consolidation of these mailings, called householding, benefits the Funds through reduced mailing expense. If you want to receive multiple copies of these materials, you may call the Funds at 1-800-247-4123. You may notify the Funds in writing. Individual copies of prospectuses and reports will be sent to you within thirty (30) days after the Funds receives your request to stop householding.

MULTIPLE TRANSLATIONS
This prospectus may be translated into other languages. In the event of any inconsistencies or ambiguity as to the meaning of any word or phrase in a translation, the English text will prevail.

FINANCIAL STATEMENTS
Shareholders will receive annual financial statements for the Funds, audited by the Funds' independent auditors, Ernst & Young LLP. Shareholders will also receive a semiannual financial statement that is unaudited. That report is a part of this prospectus.

FINANCIAL HIGHLIGHTS

The following financial highlights are derived from financial statements that were audited by Ernst & Young LLP.

                              FINANCIAL HIGHLIGHTS
                             PRINCIPAL MUTUAL FUNDS
                             DOMESTIC GROWTH FUNDS
                                OCTOBER 31, 2001
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                           2001       2000       1999       1998      1997
                           ----       ----       ----       ----      ----
PRINCIPAL BALANCED FUND, INC.
-----------------------------
CLASS A SHARES
--------------
Net Asset Value,
 Beginning of Period..   $14.50     $15.13     $15.28     $15.11    $14.61
Income from Investment
 Operations:
 Net Investment Income     0.29       0.32       0.40       0.42      0.35
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (2.13)      0.02       0.34       1.15      1.81
                          -----       ----       ----       ----      ----
 Total From Investment
            Operations    (1.84)      0.34       0.74       1.57      2.16
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.28)     (0.33)     (0.44)     (0.37)    (0.36)
 Distributions from
  Capital Gains.......    (0.21)     (0.64)     (0.45)     (1.03)    (1.30)
                          -----      -----      -----      -----     -----
   Total Dividends and
         Distributions    (0.49)     (0.97)     (0.89)     (1.40)    (1.66)
                          -----      -----      -----      -----     -----
Net Asset Value, End
 of Period............   $12.17     $14.50     $15.13     $15.28    $15.11
                         ======     ======     ======     ======    ======
Total Return /(a)/ ...   (12.91)%     2.40%      4.85%     11.00%    15.88%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $80,547    $94,763   $112,329   $104,414   $85,436
 Ratio of Expenses to
  Average Net Assets..     1.35%      1.32%      1.28%      1.28%     1.33%
 Ratio of Net
  Investment Income to
  Average Net Assets..     2.14%      2.26%      2.67%      2.86%     2.42%
 Portfolio Turnover
  Rate................    107.5%      54.4%      24.2%      57.0%     27.6%

                           2001       2000       1999       1998      1997
                           ----       ----       ----       ----      ----
PRINCIPAL BALANCED FUND, INC.
-----------------------------
CLASS B SHARES
--------------
Net Asset Value,
 Beginning of Period..   $14.43     $15.06     $15.22     $15.05    $14.56
Income from Investment
 Operations:
 Net Investment Income     0.19       0.21       0.29       0.31      0.25
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (2.11)      0.02       0.32       1.14      1.79
                          -----       ----       ----       ----      ----
 Total From Investment
            Operations    (1.92)      0.23       0.61       1.45      2.04
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.18)     (0.22)     (0.32)     (0.25)    (0.25)
 Distributions from
  Capital Gains.......    (0.21)     (0.64)     (0.45)     (1.03)    (1.30)
                          -----      -----      -----      -----     -----
   Total Dividends and
         Distributions    (0.39)     (0.86)     (0.77)     (1.28)    (1.55)
                          -----      -----      -----      -----     -----
Net Asset Value, End
 of Period............   $12.12     $14.43     $15.06     $15.22    $15.05
                         ======     ======     ======     ======    ======
Total Return /(a)/ ...   (13.53)%     1.61%      4.02%     10.18%    14.96%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $17,900    $20,680    $23,570    $18,930   $11,885
 Ratio of Expenses to
  Average Net Assets..     2.05%      2.12%      2.02%      2.04%     2.14%
 Ratio of Net
  Investment Income to
  Average Net Assets..     1.44%      1.46%      1.93%      2.08%     1.58%
 Portfolio Turnover
  Rate................    107.5%      54.4%      24.2%      57.0%     27.6%



/(a) /Total return is calculated without the front-end sales charge or contingent deferred sales charge.

                              FINANCIAL HIGHLIGHTS
                             PRINCIPAL MUTUAL FUNDS
                             DOMESTIC GROWTH FUNDS
                                OCTOBER 31, 2001
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                            2001        2000        1999        1998       1997
                            ----        ----        ----        ----       ----
PRINCIPAL BLUE CHIP FUND, INC.
------------------------------
CLASS A SHARES
--------------
Net Asset Value,
 Beginning of Period..    $24.26      $25.25      $21.71      $20.22     $17.10
Income from Investment
 Operations:
 Net Investment Income     (0.02)       0.04        0.15        0.12       0.21
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (6.84)      (0.69)       3.53        3.57       3.58
                           -----       -----        ----        ----       ----
 Total From Investment
            Operations     (6.86)      (0.65)       3.68        3.69       3.79
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...        --       (0.05)      (0.14)      (0.12)     (0.21)
 Distributions from
  Capital Gains.......     (0.33)      (0.29)         --       (2.08)     (0.46)
 Tax Return of Capital
  Distributions /(a)/.     (0.03)         --          --          --         --
   ----                    -----
   Total Dividends and
         Distributions     (0.36)      (0.34)      (0.14)      (2.20)     (0.67)
                           -----       -----       -----       -----      -----
Net Asset Value, End
 of Period............    $17.04      $24.26      $25.25      $21.71     $20.22
                          ======      ======      ======      ======     ======
Total Return /(b)/ ...    (28.63)%     (2.60)%     17.00%      19.48%     22.57%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $120,173    $170,462    $184,217    $126,740    $79,985
 Ratio of Expenses to
  Average Net Assets..      1.50%       1.19%       1.26%       1.31%      1.30%
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...        --        1.33%         --          --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..     (0.10)%      0.19%       0.63%       0.57%      1.10%
 Portfolio Turnover
  Rate................      74.4%       73.6%       16.4%       0.50%      55.4%

                            2001        2000        1999        1998       1997
                            ----        ----        ----        ----       ----
PRINCIPAL BLUE CHIP FUND, INC.
------------------------------
CLASS B SHARES
--------------
Net Asset Value,
 Beginning of Period..    $23.89      $25.00      $21.55      $20.14     $17.03
Income from Investment
 Operations:
 Net Investment Income     (0.16)      (0.14)      (0.02)      (0.02)      0.07
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (6.72)      (0.67)       3.48        3.53       3.54
                           -----       -----        ----        ----       ----
 Total From Investment
            Operations     (6.88)      (0.81)       3.46        3.51       3.61
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...        --       (0.01)      (0.01)      (0.02)     (0.04)
 Distributions from
  Capital Gains.......     (0.33)      (0.29)         --       (2.08)     (0.46)
 Tax Return of Capital
  Distributions /(a)/.     (0.03)         --          --          --         --
  -----                    -----
   Total Dividends and
         Distributions     (0.36)      (0.30)      (0.01)      (2.10)     (0.50)
                           -----       -----       -----       -----      -----
Net Asset Value, End
 of Period............    $16.65      $23.89      $25.00      $21.55     $20.14
                          ======      ======      ======      ======     ======
Total Return /(b)/ ...    (29.16)%     (3.30)%     16.09%      18.59%     21.59%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $38,531     $54,550     $56,493     $34,223    $18,265
 Ratio of Expenses to
  Average Net Assets..      2.21%       1.94%       2.04%       2.02%      2.06%
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...        --        2.05%         --          --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..     (0.81)%     (0.56)%     (0.15)%     (0.14)%     0.32%
 Portfolio Turnover
  Rate................      74.4%       73.6%       16.4%       0.50%      55.4%



/(a) /See "Distributions to Shareholders" in the Notes to Financial Statements. /(b) /Total return is calculated without the front-end sales charge or contingent deferred sales charge.
/(c) /Expense ratio without the Manager's voluntary waiver of certain expenses.
  The waiver was effective for the year ended October 31, 2000.

                              FINANCIAL HIGHLIGHTS
                             PRINCIPAL MUTUAL FUNDS
                             DOMESTIC GROWTH FUNDS
                                OCTOBER 31, 2001
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                            2001        2000        1999       1998       1997
                            ----        ----        ----       ----       ----
PRINCIPAL CAPITAL VALUE FUND, INC.
----------------------------------
CLASS A SHARES
--------------
Net Asset Value,
 Beginning of Period..    $25.04      $29.58      $31.07     $29.69     $27.72
Income from Investment
 Operations:
 Net Investment Income      0.20        0.34        0.52       0.50       0.50
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (3.40)      (2.10)       0.45       3.88       5.80
                           -----       -----        ----       ----       ----
 Total From Investment
            Operations     (3.20)      (1.76)       0.97       4.38       6.30
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.30)      (0.25)      (0.51)     (0.53)     (0.48)
 Distributions from
  Capital Gains.......     (0.93)      (2.53)      (1.95)     (2.47)     (3.85)
                           -----       -----       -----      -----      -----
   Total Dividends and
         Distributions     (1.23)      (2.78)      (2.46)     (3.00)     (4.33)
                           -----       -----       -----      -----      -----
Net Asset Value, End
 of Period............    $20.61      $25.04      $29.58     $31.07     $29.69
                          ======      ======      ======     ======     ======
Total Return /(a)/ ...    (13.31)%     (6.20)%      3.00%     15.59%     25.36%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $386,827    $452,251    $573,485   $565,052   $494,444
 Ratio of Expenses to
  Average Net Assets..      0.95%       0.94%       0.75%      0.74%      0.70%
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.90%       1.38%       1.73%      1.67%      1.85%
 Portfolio Turnover
  Rate................     126.2%      107.8%       44.5%      23.2%      30.8%

                            2001        2000        1999       1998       1997
                            ----        ----        ----       ----       ----
PRINCIPAL CAPITAL VALUE FUND, INC.
----------------------------------
CLASS B SHARES
--------------
Net Asset Value,
 Beginning of Period..    $24.76      $29.41      $30.90     $29.51     $27.58
Income from Investment
 Operations:
 Net Investment Income      0.03        0.11        0.29       0.26       0.23
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (3.37)      (2.09)       0.44       3.86       5.77
                           -----       -----        ----       ----       ----
 Total From Investment
            Operations     (3.34)      (1.98)       0.73       4.12       6.00
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.11)      (0.14)      (0.27)     (0.26)     (0.22)
 Distributions from
  Capital Gains.......     (0.93)      (2.53)      (1.95)     (2.47)     (3.85)
                           -----       -----       -----      -----      -----
   Total Dividends and
         Distributions     (1.04)      (2.67)      (2.22)     (2.73)     (4.07)
                           -----       -----       -----      -----      -----
Net Asset Value, End
 of Period............    $20.38      $24.76      $29.41     $30.90     $29.51
                          ======      ======      ======     ======     ======
Total Return /(a)/ ...    (13.96)%     (7.03)%      2.24%     14.71%     24.13%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $32,975     $39,017     $53,169    $44,765    $27,240
 Ratio of Expenses to
  Average Net Assets..      1.71%       1.82%       1.52%      1.52%      1.65%
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.15%       0.51%       0.96%      0.88%      0.84%
 Portfolio Turnover
  Rate................     126.2%      107.8%       44.5%      23.2%      30.8%



/(a) /Total return is calculated without the front-end sales charge or contingent deferred sales charge.

                              FINANCIAL HIGHLIGHTS
                             PRINCIPAL MUTUAL FUNDS
                             DOMESTIC GROWTH FUNDS
                                OCTOBER 31, 2001
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                            2001        2000        1999        1998       1997
                            ----        ----        ----        ----       ----
PRINCIPAL GROWTH FUND, INC.
---------------------------
CLASS A SHARES
--------------
Net Asset Value,
 Beginning of Period..    $71.22      $65.57      $56.09      $50.43     $39.54
Income from Investment
 Operations:
 Net Investment Income     (0.30)      (0.37)       0.21        0.35       0.31
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (21.79)       8.43        9.56        7.14      11.26
                          ------        ----        ----        ----      -----
 Total From Investment
            Operations    (22.09)       8.06        9.77        7.49      11.57
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...        --          --       (0.29)      (0.34)     (0.31)
 Distributions from
  Capital Gains.......    (22.07)      (2.41)         --       (1.49)     (0.37)
   ----                   ------       -----                   -----      -----
   Total Dividends and
         Distributions    (22.07)      (2.41)      (0.29)      (1.83)     (0.68)
                          ------       -----       -----       -----      -----
Net Asset Value, End
 of Period............    $27.06      $71.22      $65.57      $56.09     $50.43
                          ======      ======      ======      ======     ======
Total Return /(a)/ ...    (41.87)%     12.64%      17.46%      15.17%     29.55%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $291,541    $525,175    $493,117    $395,954   $317,386
 Ratio of Expenses to
  Average Net Assets..      1.30%       1.08%       0.89%       0.95%      1.03%
 Ratio of Net
  Investment Income to
  Average Net Assets..     (0.71)%     (0.52)%      0.33%       0.66%      0.68%
 Portfolio Turnover
  Rate................      33.4%      121.5%       32.4%       21.9%      16.5%

                            2001        2000        1999        1998       1997
                            ----        ----        ----        ----       ----
PRINCIPAL GROWTH FUND, INC.
---------------------------
CLASS B SHARES
--------------
Net Asset Value,
 Beginning of Period..    $70.41      $65.33      $55.98      $50.36     $39.43
Income from Investment
 Operations:
 Net Investment Income     (0.24)      (0.89)      (0.17)       0.06       0.09
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (21.67)       8.38        9.55        7.14      11.23
                          ------        ----        ----        ----      -----
 Total From Investment
            Operations    (21.91)       7.49        9.38        7.20      11.32
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...        --          --       (0.03)      (0.09)     (0.02)
 Distributions from
  Capital Gains.......    (22.07)      (2.41)         --       (1.49)     (0.37)
   ----                   ------       -----                   -----      -----
   Total Dividends and
         Distributions    (22.07)      (2.41)      (0.03)      (1.58)     (0.39)
                          ------       -----       -----       -----      -----
Net Asset Value, End
 of Period............    $26.43      $70.41      $65.33      $55.98     $50.36
                          ======      ======      ======      ======     ======
Total Return /(a)/ ...    (42.21)%     11.79%      16.75%      14.58%     28.92%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $64,111    $110,001     $96,116     $64,809    $42,241
 Ratio of Expenses to
  Average Net Assets..      1.88%       1.85%       1.50%       1.46%      1.48%
 Ratio of Net
  Investment Income to
  Average Net Assets..     (1.29)%     (1.30)%     (0.28)%      0.15%      0.23%
 Portfolio Turnover
  Rate................      33.4%      121.5%       32.4%       21.9%      16.5%



/(a) /Total return is calculated without the front-end sales charge or contingent deferred sales charge.

                              FINANCIAL HIGHLIGHTS
                             PRINCIPAL MUTUAL FUNDS
                             DOMESTIC GROWTH FUNDS
                                OCTOBER 31, 2001
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                           2001     2000/(C)/
                           ----     ----
PRINCIPAL LARGECAP STOCK INDEX FUND, INC.
-----------------------------------------
CLASS A SHARES
--------------
Net Asset Value,
 Beginning of Period..   $10.59    $10.00
Income from Investment
 Operations:
 Net Investment Income     0.05      0.03
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (2.74)     0.56
                          -----      ----
 Total From Investment
            Operations    (2.69)     0.59
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.05)       --
 ----                     -----
   Total Dividends and
         Distributions    (0.05)       --
 ----                     -----
Net Asset Value, End
 of Period............    $7.85    $10.59
                          =====    ======
Total Return /(a)/ ...   (25.46)%    4.96%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $15,886    $9,855
 Ratio of Expenses to
  Average Net Assets..     0.90%     0.79%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     1.44%     1.82%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.59%     0.76%/(e)/
 Portfolio Turnover
  Rate................     39.3%    189.7%/(e)/

                           2001     2000/(C)/
                           ----     ----
PRINCIPAL LARGECAP STOCK INDEX FUND, INC.
-----------------------------------------
CLASS B SHARES
--------------
Net Asset Value,
 Beginning of Period..   $10.56    $10.00
Income from Investment
 Operations:
 Net Investment Income     0.01      0.02
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (2.72)     0.54
                          -----      ----
 Total From Investment
            Operations    (2.71)     0.56
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.01)       --
 ----                     -----
   Total Dividends and
         Distributions    (0.01)       --
 ----                     -----
Net Asset Value, End
 of Period............    $7.84    $10.56
                          =====    ======
Total Return /(a)/ ...   (25.65)%    4.66%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $4,731    $2,838
 Ratio of Expenses to
  Average Net Assets..     1.25%     1.14%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     1.87%     2.44%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.23%     0.45%/(e)/
 Portfolio Turnover
  Rate................     39.3%    189.7%/(e)/



/(a) /Total return is calculated without the front-end sales charge or contingent deferred sales charge.
/(b) /Expense ratio without the Manager's voluntary waiver of certain expenses.
   The waiver began on the first day of the period ended October 31, 2000. The expense limits for each class were increased on November 1, 2000.
/(c) /Period from March 1, 2000, date shares first offered, through October 31,
  2000.
/(d) /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.

                              FINANCIAL HIGHLIGHTS
                             PRINCIPAL MUTUAL FUNDS
                             DOMESTIC GROWTH FUNDS
                                OCTOBER 31, 2001
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                            2001        2000        1999        1998        1997
                            ----        ----        ----        ----        ----
PRINCIPAL MIDCAP FUND, INC.
---------------------------
CLASS A SHARES
--------------
Net Asset Value,
 Beginning of Period..    $52.01      $42.12      $39.90      $45.33      $35.75
Income from Investment
 Operations:
 Net Investment Income     (0.02)      (0.16)      (0.06)      (0.07)       0.07
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (3.75)      12.08        2.28       (4.26)      10.80
                           -----       -----        ----       -----       -----
 Total From Investment
            Operations     (3.77)      11.92        2.22       (4.33)      10.87
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...        --          --          --          --       (0.11)
 Distributions from
  Capital Gains.......    (15.16)      (2.03)         --       (1.10)      (1.18)
   ----                   ------       -----                   -----       -----
   Total Dividends and
         Distributions    (15.16)      (2.03)         --       (1.10)      (1.29)
   ----                   ------       -----                   -----       -----
Net Asset Value, End
 of Period............    $33.08      $52.01      $42.12      $39.90      $45.33
                          ======      ======      ======      ======      ======
Total Return /(a)/ ...     (9.14)%     29.21%       5.56%      (9.78)%     31.26%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $319,523    $364,639    $313,984    $332,942    $346,666
 Ratio of Expenses to
  Average Net Assets..      1.16%       1.17%       1.22%       1.22%       1.26%
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.20%      (0.36)%     (0.17)%     (0.14)%      0.20%
 Portfolio Turnover
  Rate................      66.6%      161.8%       59.9%       25.1%        9.5%

                            2001        2000        1999        1998        1997
                            ----        ----        ----        ----        ----
PRINCIPAL MIDCAP FUND, INC.
---------------------------
CLASS B SHARES
--------------
Net Asset Value,
 Beginning of Period..    $50.71      $41.29      $39.29      $44.88      $35.48
Income from Investment
 Operations:
 Net Investment Income      0.22       (0.42)      (0.28)      (0.23)      (0.05)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (4.02)      11.87        2.28       (4.26)      10.64
                           -----       -----        ----       -----       -----
 Total From Investment
            Operations     (3.80)      11.45        2.00       (4.49)      10.59
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...        --          --          --          --       (0.01)
 Distributions from
  Capital Gains.......    (15.16)      (2.03)         --       (1.10)      (1.18)
   ----                   ------       -----                   -----       -----
   Total Dividends and
         Distributions    (15.16)      (2.03)         --       (1.10)      (1.19)
   ----                   ------       -----                   -----       -----
Net Asset Value, End
 of Period............    $31.75      $50.71      $41.29      $39.29      $44.88
                          ======      ======      ======      ======      ======
Total Return /(a)/ ...     (9.55)%     28.63%       5.09%     (10.24)%     30.64%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $71,330     $80,721     $68,639     $68,358     $59,554
 Ratio of Expenses to
  Average Net Assets..      1.61%       1.62%       1.67%       1.73%       1.69%
 Ratio of Net
  Investment Income to
  Average Net Assets..     (0.25)%     (0.80)%     (0.62)%     (0.66)%     (0.24)%
 Portfolio Turnover
  Rate................      66.6%      161.8%       59.9%       25.1%        9.5%



/(a) /Total return is calculated without the front-end sales charge or contingent deferred sales charge.

                              FINANCIAL HIGHLIGHTS
                             PRINCIPAL MUTUAL FUNDS
                             DOMESTIC GROWTH FUNDS
                                OCTOBER 31, 2001
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                           2001       2000
                           ----       ----
PRINCIPAL PARTNERS EQUITY GROWTH FUND, INC.
-------------------------------------------
CLASS A SHARES /(A)/
--------------------
Net Asset Value,
 Beginning of Period..   $11.36     $10.00
Income from Investment
 Operations:
 Net Investment Income    (0.10)     (0.05)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (3.64)      1.41
                          -----       ----
 Total From Investment
            Operations    (3.74)      1.36
                          -----       ----
Net Asset Value, End
 of Period............    $7.62     $11.36
                          =====     ======
Total Return /(b)/ ...   (32.92)%    13.60%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $38,303    $49,794
 Ratio of Expenses to
  Average Net Assets..     1.90%      1.57%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...       --       1.99%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (1.10)%    (0.68)%/(e)/
 Portfolio Turnover
  Rate................     86.4%      62.0%/(e)/

                           2001       2000
                           ----       ----
PRINCIPAL PARTNERS EQUITY GROWTH FUND, INC.
-------------------------------------------
CLASS B SHARES /(A)/
--------------------
Net Asset Value,
 Beginning of Period..   $11.28     $10.00
Income from Investment
 Operations:
 Net Investment Income    (0.13)     (0.10)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (3.63)      1.38
                          -----       ----
 Total From Investment
            Operations    (3.76)      1.28
                          -----       ----
Net Asset Value, End
 of Period............    $7.52     $11.28
                          =====     ======
Total Return /(b)/ ...   (33.33)%    12.80%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $15,419    $19,430
 Ratio of Expenses to
  Average Net Assets..     2.63%      2.31%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...       --       2.61%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (1.82)%    (1.41)%/(e)/
 Portfolio Turnover
  Rate................     86.4%      62.0%/(e)/



/(a) /Effective March 1, 2001, the Principal Partners Aggressive Growth Fund,
  Inc. changed its name to Principal Partners Equity Growth Fund, Inc.
/(b) /Total return is calculated without the front-end sales charge or contingent deferred sales charge.
/(c) /Expense ratio without the Manager's voluntary waiver of certain expenses.
  The waiver was effective for the year ended October 31, 2000.
/(d) /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.

                              FINANCIAL HIGHLIGHTS
                             PRINCIPAL MUTUAL FUNDS
                             DOMESTIC GROWTH FUNDS
                                OCTOBER 31, 2001
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                          2001/(C)/
                          ----
PRINCIPAL PARTNERS LARGECAP BLEND FUND, INC.
--------------------------------------------
CLASS A SHARES
--------------
Net Asset Value,
 Beginning of Period..   $10.00
Income from Investment
 Operations:
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (1.00)
                          -----
 Total From Investment
            Operations    (1.00)
                          -----
Net Asset Value, End
 of Period............    $9.00
                          =====
Total Return /(a)/ ...   (10.00)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $7,694
 Ratio of Expenses to
  Average Net Assets..     1.95%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     2.25%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.09)%/(e)/
 Portfolio Turnover
  Rate................     56.9%/(e)/

                          2001/(C)/
                          ----
PRINCIPAL PARTNERS LARGECAP BLEND FUND, INC.
--------------------------------------------
CLASS B SHARES
--------------
Net Asset Value,
 Beginning of Period..   $10.00
Income from Investment
 Operations:
 Net Investment Income    (0.04)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (1.02)
                          -----
 Total From Investment
            Operations    (1.06)
                          -----
Net Asset Value, End
 of Period............    $8.94
                          =====
Total Return /(a)/ ...   (10.60)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $2,670
 Ratio of Expenses to
  Average Net Assets..     2.70%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     3.01%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.84)%/(e)/
 Portfolio Turnover
  Rate................     56.9%/(e)/



/(a) /Total return is calculated without the front-end sales charge or contingent deferred sales charge.
/(b) /Expense ratio without the Manager's voluntary waiver of certain expenses. /(c) /Period from December 22, 2000, date shares first offered, through October
  31, 2001.
/(d) /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.

                              FINANCIAL HIGHLIGHTS
                             PRINCIPAL MUTUAL FUNDS
                             DOMESTIC GROWTH FUNDS
                                OCTOBER 31, 2001
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                          2001      2000/(C)/
                          ----      ----
PRINCIPAL PARTNERS LARGECAP GROWTH FUND, INC.
---------------------------------------------
CLASS A SHARES
--------------
Net Asset Value,
 Beginning of Period..   $8.12     $10.00
Income from Investment
 Operations:
 Net Investment Income   (0.09)     (0.04)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (3.60)     (1.84)
                         -----      -----
 Total From Investment
            Operations   (3.69)     (1.88)
                         -----      -----
Net Asset Value, End
 of Period............   $4.43      $8.12
                         =====      =====
Total Return /(a)/ ...  (45.44)%   (20.55)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $6,632     $7,126
 Ratio of Expenses to
  Average Net Assets..    1.95%      1.73%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...    2.69%      2.44%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..   (1.44)%    (1.24)%/(e)/
 Portfolio Turnover
  Rate................   146.9%     181.8%/(e)/

                          2001      2000/(C)/
                          ----      ----
PRINCIPAL PARTNERS LARGECAP GROWTH FUND, INC.
---------------------------------------------
CLASS B SHARES
--------------
Net Asset Value,
 Beginning of Period..   $8.08     $10.00
Income from Investment
 Operations:
 Net Investment Income   (0.07)     (0.06)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (3.63)     (1.86)
                         -----      -----
 Total From Investment
            Operations   (3.70)     (1.92)
                         -----      -----
Net Asset Value, End
 of Period............   $4.38      $8.08
                         =====      =====
Total Return /(a)/ ...  (45.79)%   (20.94)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $2,581     $2,796
 Ratio of Expenses to
  Average Net Assets..    2.70%      2.40%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...    3.49%      3.17%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..   (2.19)%    (1.91)%/(e)/
 Portfolio Turnover
  Rate................   146.9%     181.8%/(e)/



/(a) /Total return is calculated without the front-end sales charge or contingent deferred sales charge.
/(b) /Expense ratio without the Manager's voluntary waiver of certain expenses.
  The waiver began on the first day of the period ended October 31, 2000. The expense limits for each class were increased on November 1, 2000.
/(c) /Period from March 1, 2000, date shares first offered, through October 31,
  2000.
/(d) /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.

                              FINANCIAL HIGHLIGHTS
                             PRINCIPAL MUTUAL FUNDS
                             DOMESTIC GROWTH FUNDS
                                OCTOBER 31, 2001
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                         2001/(C)/
                         ----
PRINCIPAL PARTNERS LARGECAP VALUE FUND, INC.
--------------------------------------------
CLASS A SHARES
--------------
Net Asset Value,
 Beginning of Period..  $10.00
Income from Investment
 Operations:
 Net Investment Income    0.02
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.04)
                         -----
 Total From Investment
            Operations   (0.02)
                         -----
Net Asset Value, End
 of Period............   $9.98
                         =====
Total Return /(a)/ ...   (0.20)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $8,146
 Ratio of Expenses to
  Average Net Assets..    1.95%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...    2.04%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.43%/(e)/
 Portfolio Turnover
  Rate................    35.1%/(e)/

                         2001/(C)/
                         ----
PRINCIPAL PARTNERS LARGECAP VALUE FUND, INC.
--------------------------------------------
CLASS B SHARES
--------------
Net Asset Value,
 Beginning of Period..  $10.00
Income from Investment
 Operations:
 Net Investment Income   (0.02)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.06)
                         -----
 Total From Investment
            Operations   (0.08)
                         -----
Net Asset Value, End
 of Period............   $9.92
                         =====
Total Return /(a)/ ...   (0.80)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $2,786
 Ratio of Expenses to
  Average Net Assets..    2.70%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...    2.82%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..   (0.33)%/(e)/
 Portfolio Turnover
  Rate................    35.1%/(e)/



/(a) /Total return is calculated without the front-end sales charge or contingent deferred sales charge.
/(b) /Expense ratio without the Manager's voluntary waiver of certain expenses. /(c) /Period from December 22, 2000, date shares first offered, through October
  31, 2001.
/(d) /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.

                              FINANCIAL HIGHLIGHTS
                             PRINCIPAL MUTUAL FUNDS
                             DOMESTIC GROWTH FUNDS
                                OCTOBER 31, 2001
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                           2001      2000/(C)/
                           ----      ----
PRINCIPAL PARTNERS MIDCAP GROWTH FUND, INC.
-------------------------------------------
CLASS A SHARES
--------------
Net Asset Value,
 Beginning of Period..    $9.09     $10.00
Income from Investment
 Operations:
 Net Investment Income    (0.10)     (0.04)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (4.44)     (0.87)
                          -----      -----
 Total From Investment
            Operations    (4.54)     (0.91)
                          -----      -----
Net Asset Value, End
 of Period............    $4.55      $9.09
                          =====      =====
Total Return /(a)/ ...   (49.94)%   (12.68)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $11,207    $11,875
 Ratio of Expenses to
  Average Net Assets..     1.95%      1.79%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     2.67%      2.50%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (1.64)%    (1.40)%/(e)/
 Portfolio Turnover
  Rate................    334.0%     265.5%/(e)/

                           2001      2000/(C)/
                           ----      ----
PRINCIPAL PARTNERS MIDCAP GROWTH FUND, INC.
-------------------------------------------
CLASS B SHARES
--------------
Net Asset Value,
 Beginning of Period..    $9.04     $10.00
Income from Investment
 Operations:
 Net Investment Income    (0.08)     (0.07)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (4.47)     (0.89)
                          -----      -----
 Total From Investment
            Operations    (4.55)     (0.96)
                          -----      -----
Net Asset Value, End
 of Period............    $4.49      $9.04
                          =====      =====
Total Return /(a)/ ...   (50.33)%   (13.16)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $3,967     $4,093
 Ratio of Expenses to
  Average Net Assets..     2.70%      2.54%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     3.45%      3.22%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (2.40)%    (2.18)%/(e)/
 Portfolio Turnover
  Rate................    334.0%     265.5%/(e)/



/(a) /Total return is calculated without the front-end sales charge or contingent deferred sales charge.
/(b) /Expense ratio without the Manager's voluntary waiver of certain expenses.
  The waiver began on the first day of the period ended October 31, 2000. The expense limits for each class were increased on November 1, 2000.
/(c) /Period from March 1, 2000, date shares first offered, through October 31,
  2000.
/(d) /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.

                              FINANCIAL HIGHLIGHTS
                             PRINCIPAL MUTUAL FUNDS
                             DOMESTIC GROWTH FUNDS
                                OCTOBER 31, 2001
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                          2001/(C)/
                          ----
PRINCIPAL PARTNERS SMALLCAP GROWTH FUND, INC.
---------------------------------------------
CLASS A SHARES
--------------
Net Asset Value,
 Beginning of Period..   $10.00
Income from Investment
 Operations:
 Net Investment Income    (0.07)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (3.69)
                          -----
 Total From Investment
            Operations    (3.76)
                          -----
Net Asset Value, End
 of Period............    $6.24
                          =====
Total Return /(a)/ ...   (37.60)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $4,107
 Ratio of Expenses to
  Average Net Assets..     1.95%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     2.94%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (1.55)%/(e)/
 Portfolio Turnover
  Rate................    144.5%/(e)/

                          2001/(C)/
                          ----
PRINCIPAL PARTNERS SMALLCAP GROWTH FUND, INC.
---------------------------------------------
CLASS B SHARES
--------------
Net Asset Value,
 Beginning of Period..   $10.00
Income from Investment
 Operations:
 Net Investment Income    (0.11)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (3.69)
                          -----
 Total From Investment
            Operations    (3.80)
                          -----
Net Asset Value, End
 of Period............    $6.20
                          =====
Total Return /(a)/ ...   (38.00)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $1,230
 Ratio of Expenses to
  Average Net Assets..     2.70%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     3.82%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (2.29)%/(e)/
 Portfolio Turnover
  Rate................    144.5%/(e)/



/(a) /Total return is calculated without the front-end sales charge or contingent deferred sales charge.
/(b) /Expense ratio without the Manager's voluntary waiver of certain expenses. /(c) /Period from December 22, 2000, date shares first offered, through October
  31, 2001.
/(d) /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.

                              FINANCIAL HIGHLIGHTS
                             PRINCIPAL MUTUAL FUNDS
                             DOMESTIC GROWTH FUNDS
                                OCTOBER 31, 2001
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                           2001     2000     1999      1998/(C)/
                           ----     ----     ----      ----
PRINCIPAL REAL ESTATE FUND, INC.
--------------------------------
CLASS A SHARES
--------------
Net Asset Value,
 Beginning of Period..    $9.03    $7.73    $8.39     $10.15
Income from Investment
 Operations:
 Net Investment Income     0.34     0.35     0.31       0.20
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.42     1.30    (0.67)     (1.76)
                           ----     ----    -----      -----
 Total From Investment
            Operations     0.76     1.65    (0.36)     (1.56)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.34)   (0.35)   (0.30)     (0.20)
                          -----    -----    -----      -----
   Total Dividends and
         Distributions    (0.34)   (0.35)   (0.30)     (0.20)
                          -----    -----    -----      -----
Net Asset Value, End
 of Period............    $9.45    $9.03    $7.73      $8.39
                          =====    =====    =====      =====
Total Return /(a)/ ...     8.49%   21.86%   (4.38)%   (15.45)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $12,700   $9,439   $6,459     $5,490
 Ratio of Expenses to
  Average Net Assets..     1.97%    1.88%    2.19%      2.25%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...       --     2.17%      --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..     3.57%    4.28%    3.77%      2.89%/(e)/
 Portfolio Turnover
  Rate................     69.5%    79.8%    55.1%      60.4%/(e)/

                           2001     2000     1999      1998/(C)/
                           ----     ----     ----      ----
PRINCIPAL REAL ESTATE FUND, INC.
--------------------------------
CLASS B SHARES
--------------
Net Asset Value,
 Beginning of Period..    $9.00    $7.71    $8.38     $10.15
Income from Investment
 Operations:
 Net Investment Income     0.28     0.30     0.24       0.20
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.42     1.29    (0.66)     (1.78)
                           ----     ----    -----      -----
 Total From Investment
            Operations     0.70     1.59    (0.42)     (1.58)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.29)   (0.30)   (0.25)     (0.19)
                          -----    -----    -----      -----
   Total Dividends and
         Distributions    (0.29)   (0.30)   (0.25)     (0.19)
                          -----    -----    -----      -----
Net Asset Value, End
 of Period............    $9.41    $9.00    $7.71      $8.38
                          =====    =====    =====      =====
Total Return /(a)/ ...     7.76%   21.00%   (5.10)%   (15.67)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $5,663   $4,488   $3,351     $3,120
 Ratio of Expenses to
  Average Net Assets..     2.58%    2.62%    2.98%      2.47%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...       --     2.75%      --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..     2.97%    3.53%    2.98%      2.67%/(e)/
 Portfolio Turnover
  Rate................     69.5%    79.8%    55.1%      60.4%/(e)/



/(a) /Total return is calculated without the front-end sales charge or contingent deferred sales charge.
/(b) /Expense ratio without the Manager's voluntary waiver of certain expenses.
  The waiver was effective for the year ended October 31, 2000.
/(c) /Period from December 31, 1997, date shares first offered, through October
  31, 1998. Class A and Class B shares each recognized $.03 net investment income per share from December 11, 1997 through December 30, 1997, of which each class distributed $.01 to its sole shareholder, Principal Life Insurance
  Company.   During the initial interim period, each class also incurred an unrealized gain of $.13 per share.
/(d) /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.

                              FINANCIAL HIGHLIGHTS
                             PRINCIPAL MUTUAL FUNDS
                             DOMESTIC GROWTH FUNDS
                                OCTOBER 31, 2001
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                           2001       2000       1999      1998/(C)/
                           ----       ----       ----      ----
PRINCIPAL SMALLCAP FUND, INC.
-----------------------------
CLASS A SHARES
--------------
Net Asset Value,
 Beginning of Period..   $11.24     $11.34      $8.43      $9.92
Income from Investment
 Operations:
 Net Investment Income    (0.11)     (0.11)     (0.11)     (0.08)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (1.91)      1.27       3.02      (1.41)
                          -----       ----       ----      -----
 Total From Investment
            Operations    (2.02)      1.16       2.91      (1.49)
Less Dividends and
 Distributions:
 Distributions from
  Capital Gains.......    (1.62)     (1.26)        --         --
  ----                    -----      -----
   Total Dividends and
         Distributions    (1.62)     (1.26)        --         --
  ----                    -----      -----
Net Asset Value, End
 of Period............    $7.60     $11.24     $11.34      $8.43
                          =====     ======     ======      =====
Total Return /(a)/ ...   (19.37)%     9.89%     34.52%    (15.95)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $53,763    $60,660    $41,598    $18,438
 Ratio of Expenses to
  Average Net Assets..     1.87%      1.75%      1.92%      2.58%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...       --       1.76%        --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.80)%    (0.61)%    (1.04)%    (1.65)%/(e)/
 Portfolio Turnover
  Rate................    154.9%     138.4%     100.7%      20.5%/(e)/

                           2001       2000       1999      1998/(C)/
                           ----       ----       ----      ----
PRINCIPAL SMALLCAP FUND, INC.
-----------------------------
CLASS B SHARES
--------------
Net Asset Value,
 Beginning of Period..   $11.02     $11.21      $8.41      $9.91
Income from Investment
 Operations:
 Net Investment Income    (0.06)     (0.10)     (0.11)     (0.11)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (1.98)      1.17       2.91      (1.39)
                          -----       ----       ----      -----
 Total From Investment
            Operations    (2.04)      1.07       2.80      (1.50)
Less Dividends and
 Distributions:
 Distributions from
  Capital Gains.......    (1.62)     (1.26)        --         --
  ----                    -----      -----
   Total Dividends and
         Distributions    (1.62)     (1.26)        --         --
  ----                    -----      -----
Net Asset Value, End
 of Period............    $7.36     $11.02     $11.21      $8.41
                          =====     ======     ======      =====
Total Return /(a)/ ...   (20.05)%     9.14%     33.29%    (16.15)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $17,342    $19,022    $14,158     $6,550
 Ratio of Expenses to
  Average Net Assets..     2.74%      2.41%      2.63%      2.80%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...       --       2.41%        --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..    (1.67)%    (1.27)%    (1.75)%    (1.85)%/(e)/
 Portfolio Turnover
  Rate................    154.9%     138.4%     100.7%      20.5%/(e)/



/(a) /Total return is calculated without the front-end sales charge or contingent deferred sales charge.
/(b) /Expense ratio without the Manager's voluntary waiver of certain expenses.
  The waiver was effective for the year ended October 31, 2000.
/(c) /Period from December 31, 1997, date shares first offered, through October
  31, 1998. Class A and Class B shares each recognized $.02 net investment income per share from December 11, 1997 through December 30, 1997. Each class distributed $.01 taxable return of capital to its sole shareholder, Principal
  Life Insurance Company.   During the initial interim period, each class also
  incurred an unrealized loss of $.09 per share.
/(d) /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.

                              FINANCIAL HIGHLIGHTS
                             PRINCIPAL MUTUAL FUNDS
                             DOMESTIC GROWTH FUNDS
                                OCTOBER 31, 2001
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                           2001        2000      1999      1998      1997
                           ----        ----      ----      ----      ----
PRINCIPAL UTILITIES FUND, INC.
------------------------------
CLASS A SHARES
--------------
Net Asset Value,
 Beginning of Period..   $18.40      $17.86    $16.11    $12.55    $11.40
Income from Investment
 Operations:
 Net Investment Income     0.20        0.27      0.33      0.41      0.48
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (4.05)       1.68      2.00      3.59      1.12
                          -----        ----      ----      ----      ----
 Total From Investment
            Operations    (3.85)       1.95      2.33      4.00      1.60
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.20)      (0.27)    (0.34)    (0.44)    (0.45)
 Distributions from
  Capital Gains.......    (3.66)      (1.14)    (0.24)       --        --
  ----                    -----       -----     -----
   Total Dividends and
         Distributions    (3.86)      (1.41)    (0.58)    (0.44)    (0.45)
                          -----       -----     -----     -----     -----
Net Asset Value, End
 of Period............   $10.69      $18.40    $17.86    $16.11    $12.55
                         ======      ======    ======    ======    ======
Total Return /(a)/ ...   (25.74)%     12.09%    14.74%    32.10%    14.26%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $72,581    $101,352   $99,857   $83,533   $64,366
 Ratio of Expenses to
  Average Net Assets..     1.31%       1.23%     1.20%     1.15%     1.15%
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...       --          --        --      1.23%     1.25%
 Ratio of Net
  Investment Income to
  Average Net Assets..     1.51%       1.59%     1.94%     2.73%     3.90%
 Portfolio Turnover
  Rate................    106.2%      150.8%     23.5%     11.9%     22.5%

                           2001        2000      1999      1998      1997
                           ----        ----      ----      ----      ----
PRINCIPAL UTILITIES FUND, INC.
------------------------------
CLASS B SHARES
--------------
Net Asset Value,
 Beginning of Period..   $18.37      $17.83    $16.09    $12.53    $11.38
Income from Investment
 Operations:
 Net Investment Income     0.10        0.14      0.22      0.30      0.38
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (4.07)       1.69      1.98      3.59      1.13
                          -----        ----      ----      ----      ----
 Total From Investment
            Operations    (3.97)       1.83      2.20      3.89      1.51
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.10)      (0.15)    (0.22)    (0.33)    (0.36)
 Distributions from
  Capital Gains.......    (3.66)      (1.14)    (0.24)       --        --
  ----                    -----       -----     -----
   Total Dividends and
         Distributions    (3.76)      (1.29)    (0.46)    (0.33)    (0.36)
                          -----       -----     -----     -----     -----
Net Asset Value, End
 of Period............   $10.64      $18.37    $17.83    $16.09    $12.53
                         ======      ======    ======    ======    ======
Total Return /(a)/ ...   (26.41)%     11.30%    13.85%    31.23%    13.41%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $15,152     $19,624   $18,282   $11,391    $6,937
 Ratio of Expenses to
  Average Net Assets..     2.15%       2.00%     1.95%     1.90%     1.90%
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...       --          --        --      2.00%     1.95%
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.66%       0.82%     1.19%     2.04%     3.14%
 Portfolio Turnover
  Rate................    106.2%      150.8%     23.5%     11.9%     22.5%



/(a) /Total return is calculated without the front-end sales charge or contingent deferred sales charge.
/(b) /Expense ratio without the Manager's voluntary waiver of certain expenses.
  The waiver ceased on October 31, 1998.

                              FINANCIAL HIGHLIGHTS
                             PRINCIPAL MUTUAL FUNDS
                           INTERNATIONAL GROWTH FUNDS
                                OCTOBER 31, 2001
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                          2001      2000/(C)/
                          ----      ----
PRINCIPAL EUROPEAN EQUITY FUND, INC.
------------------------------------
CLASS A SHARES
--------------
Net Asset Value,
 Beginning of Period..   $8.69     $10.00
Income from Investment
 Operations:
 Net Investment Income   (0.05)     (0.04)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (2.29)     (1.27)
                         -----      -----
 Total From Investment
            Operations   (2.34)     (1.31)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.09)        --
 ----                    -----
   Total Dividends and
         Distributions   (0.09)        --
 ----                    -----
Net Asset Value, End
 of Period............   $6.26      $8.69
                         =====      =====
Total Return /(a)/ ...  (27.16)%   (13.10)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $1,956     $2,242
 Ratio of Expenses to
  Average Net Assets..    2.50%      2.49%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...    3.13%      3.42%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..   (0.82)%    (1.09)%/(e)/
 Portfolio Turnover
  Rate................   132.1%      48.6%/(e)/

                          2001      2000/(C)/
                          ----      ----
PRINCIPAL EUROPEAN EQUITY FUND, INC.
------------------------------------
CLASS B SHARES
--------------
Net Asset Value,
 Beginning of Period..   $8.66     $10.00
Income from Investment
 Operations:
 Net Investment Income   (0.12)     (0.06)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (2.28)     (1.28)
                         -----      -----
 Total From Investment
            Operations   (2.40)     (1.34)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.04)        --
 ----                    -----
   Total Dividends and
         Distributions   (0.04)        --
 ----                    -----
Net Asset Value, End
 of Period............   $6.22      $8.66
                         =====      =====
Total Return /(a)/ ...  (27.79)%   (13.40)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $1,209     $1,288
 Ratio of Expenses to
  Average Net Assets..    3.25%      2.97%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...    3.88%      4.06%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..   (1.64)%    (1.40)%/(e)/
 Portfolio Turnover
  Rate................   132.1%      48.6%/(e)/



/(a) /Total return is calculated without the front-end sales charge or contingent deferred sales charge.
/(b) /Expense ratio without the Manager's voluntary waiver of certain expenses. /(c) /Period from May 1, 2000, date shares first offered, through October 31,
  2000.
/(d) /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.

                              FINANCIAL HIGHLIGHTS
                             PRINCIPAL MUTUAL FUNDS
                           INTERNATIONAL GROWTH FUNDS
                                OCTOBER 31, 2001
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                           2001       2000       1999      1998      1997/(C)/
                           ----       ----       ----      ----      ----
PRINCIPAL INTERNATIONAL EMERGING MARKETS FUND, INC.
---------------------------------------------------
CLASS A SHARES
--------------
Net Asset Value,
 Beginning of Period..    $8.75      $8.56      $6.54     $8.29      $9.51
Income from Investment
 Operations:
 Net Investment Income    (0.03)     (0.10)     (0.03)    (0.02)     (0.01)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (2.22)      0.31       2.05     (1.73)     (1.21)
                          -----       ----       ----     -----      -----
 Total From Investment
            Operations    (2.25)      0.21       2.02     (1.75)     (1.22)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...       --      (0.02)        --        --         --
                             --      -----         --        --         --
 Distributions from
  Capital Gains.......    (0.06)        --         --        --         --
 -----                    -----
   Total Dividends and
         Distributions    (0.06)     (0.02)        --        --         --
 -----                    -----      -----
Net Asset Value, End
 of Period............    $6.44      $8.75      $8.56     $6.54      $8.29
                          =====      =====      =====     =====      =====
Total Return /(a)/ ...   (25.85)%     2.36%     30.89%   (21.11)%   (10.18)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $15,335    $17,890    $13,401    $7,312     $5,039
 Ratio of Expenses to
  Average Net Assets..     2.50%      2.49%      2.75%     3.31%      2.03%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     2.71%      2.59%        --        --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.06)%    (1.05)%    (0.35)%   (0.36)%    (0.32)%/(e)/
 Portfolio Turnover
  Rate................    120.5%     112.9%      95.8%     45.2%      21.4%/(e)/

                           2001       2000       1999      1998      1997/(C)/
                           ----       ----       ----      ----      ----
PRINCIPAL INTERNATIONAL EMERGING MARKETS FUND, INC.
---------------------------------------------------
CLASS B SHARES
--------------
Net Asset Value,
 Beginning of Period..    $8.60      $8.47      $6.52     $8.28      $9.51
Income from Investment
 Operations:
 Net Investment Income    (0.05)     (0.16)     (0.07)    (0.05)     (0.01)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (2.21)      0.29       2.02     (1.71)     (1.22)
                          -----       ----       ----     -----      -----
 Total From Investment
            Operations    (2.26)      0.13       1.95     (1.76)     (1.23)
Less Dividends and
 Distributions:
 Distributions from
  Capital Gains.......    (0.06)        --         --        --         --
 -----                    -----
   Total Dividends and
         Distributions    (0.06)        --         --        --         --
 -----                    -----
Net Asset Value, End
 of Period............    $6.28      $8.60      $8.47     $6.52      $8.28
                          =====      =====      =====     =====      =====
Total Return /(a)/ ...   (26.42)%     1.53%     29.91%   (21.26)%   (10.29)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $4,728     $6,198     $5,051    $3,275     $3,116
 Ratio of Expenses to
  Average Net Assets..     3.25%      3.22%      3.57%     3.59%      2.16%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     3.39%      3.22%        --        --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.84)%    (1.78)%    (1.12)%   (0.69)%    (0.46)%/(e)/
 Portfolio Turnover
  Rate................    120.5%     112.9%      95.8%     45.2%      21.4%/(e)/



/(a) /Total return is calculated without the front-end sales charge or contingent deferred sales charge.
/(b) /Expense ratio without the Manager's voluntary waiver of certain expenses.
  The waiver began on the first day of the period ended October 31, 2000.
/(c) /Period from August 29, 1997, date shares first offered, through October
  31, 1997. Class A and Class B shares each recognized $.01 of net investment income per share and incurred an unrealized loss of $.50 per share from August 14, 1997 through August 28, 1997.
/(d) /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.

                              FINANCIAL HIGHLIGHTS
                             PRINCIPAL MUTUAL FUNDS
                           INTERNATIONAL GROWTH FUNDS
                                OCTOBER 31, 2001
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                            2001        2000       1999       1998       1997
                            ----        ----       ----       ----       ----
PRINCIPAL INTERNATIONAL FUND, INC.
----------------------------------
CLASS A SHARES
--------------
Net Asset Value,
 Beginning of Period..     $8.85      $10.04      $9.20      $9.33      $8.14
Income from Investment
 Operations:
 Net Investment Income      0.02        0.16       0.13       0.13       0.09
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (2.34)       0.20       1.28       0.04       1.52
                           -----        ----       ----       ----       ----
 Total From Investment
            Operations     (2.32)       0.36       1.41       0.17       1.61
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.05)      (0.23)     (0.11)     (0.10)     (0.11)
 Distributions from
  Capital Gains.......     (0.73)      (1.32)     (0.46)     (0.20)     (0.31)
                           -----       -----      -----      -----      -----
   Total Dividends and
         Distributions     (0.78)      (1.55)     (0.57)     (0.30)     (0.42)
                           -----       -----      -----      -----      -----
Net Asset Value, End
 of Period............     $5.75       $8.85     $10.04      $9.20      $9.33
                           =====       =====     ======      =====      =====
Total Return /(a)/ ...    (28.64)%      3.04%     16.18%      1.93%     20.46%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $224,177    $325,369   $338,144   $302,757   $281,158
 Ratio of Expenses to
  Average Net Assets..      1.42%       1.27%      1.22%      1.25%      1.39%
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.27%       1.76%      1.35%      1.45%      1.25%
 Portfolio Turnover
  Rate................      93.9%       92.7%      58.7%      38.7%      26.6%

                            2001        2000       1999       1998       1997
                            ----        ----       ----       ----       ----
PRINCIPAL INTERNATIONAL FUND, INC.
----------------------------------
CLASS B SHARES
--------------
Net Asset Value,
 Beginning of Period..     $8.78       $9.96      $9.14      $9.26      $8.07
Income from Investment
 Operations:
 Net Investment Income     (0.03)       0.11       0.06       0.07       0.03
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (2.31)       0.20       1.27       0.04       1.51
                           -----        ----       ----       ----       ----
 Total From Investment
            Operations     (2.34)       0.31       1.33       0.11       1.54
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...        --       (0.17)     (0.05)     (0.03)     (0.04)
 Distributions from
  Capital Gains.......     (0.73)      (1.32)     (0.46)     (0.20)     (0.31)
                           -----       -----      -----      -----      -----
   Total Dividends and
         Distributions     (0.73)      (1.49)     (0.51)     (0.23)     (0.35)
                           -----       -----      -----      -----      -----
Net Asset Value, End
 of Period............     $5.71       $8.78      $9.96      $9.14      $9.26
                           =====       =====      =====      =====      =====
Total Return /(a)/ ...    (28.97)%      2.43%     15.27%      1.27%     19.62%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $33,277     $48,692    $48,319    $41,676    $33,842
 Ratio of Expenses to
  Average Net Assets..      2.08%       1.88%      1.90%      1.91%      2.17%
 Ratio of Net
  Investment Income to
  Average Net Assets..     (0.41)%      1.13%      0.67%      0.77%      0.42%
 Portfolio Turnover
  Rate................      93.9%       92.7%      58.7%      38.7%      26.6%



/(a) /Total return is calculated without the front-end sales charge or contingent deferred sales charge.

                              FINANCIAL HIGHLIGHTS
                             PRINCIPAL MUTUAL FUNDS
                           INTERNATIONAL GROWTH FUNDS
                                OCTOBER 31, 2001
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                           2001       2000       1999       1998     1997/(B)/
                           ----       ----       ----       ----     ----
PRINCIPAL INTERNATIONAL SMALLCAP FUND, INC.
-------------------------------------------
CLASS A SHARES
--------------
Net Asset Value,
 Beginning of Period..   $17.00     $15.32      $9.99      $9.96    $10.04
Income from Investment
 Operations:
 Net Investment Income    (0.23)     (0.32)     (0.12)     (0.07)    (0.01)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (4.62)      3.51       5.53       0.10     (0.07)
                          -----       ----       ----       ----     -----
 Total From Investment
            Operations    (4.85)      3.19       5.41       0.03     (0.08)
Less Dividends and
 Distributions:
 Distributions from
  Capital Gains.......    (2.66)     (1.51)     (0.08)        --        --
 -----                    -----      -----      -----
   Total Dividends and
         Distributions    (2.66)     (1.51)     (0.08)        --        --
 -----                    -----      -----      -----
Net Asset Value, End
 of Period............    $9.49     $17.00     $15.32      $9.99     $9.96
                          =====     ======     ======      =====     =====
Total Return /(a)/ ...   (33.02)%    21.21%     54.52%      0.30%     0.50%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $28,977    $36,322    $23,612    $11,765    $6,210
 Ratio of Expenses to
  Average Net Assets..     2.74%      2.46%      2.21%      2.66%     1.99%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (1.08)%    (1.41)%    (1.02)%    (0.81)%   (0.40)%/(d)/
 Portfolio Turnover
  Rate................    151.6%     329.8%     191.5%      99.8%     10.4%/(d)/

                           2001       2000       1999       1998     1997/(B)/
                           ----       ----       ----       ----     ----
PRINCIPAL INTERNATIONAL SMALLCAP FUND, INC.
-------------------------------------------
CLASS B SHARES
--------------
Net Asset Value,
 Beginning of Period..   $16.72     $15.18      $9.97      $9.96    $10.04
Income from Investment
 Operations:
 Net Investment Income    (0.05)     (0.41)     (0.20)     (0.10)    (0.01)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (4.78)      3.46       5.49       0.11     (0.07)
                          -----       ----       ----       ----     -----
 Total From Investment
            Operations    (4.83)      3.05       5.29       0.01     (0.08)
Less Dividends and
 Distributions:
 Distributions from
  Capital Gains.......    (2.66)     (1.51)     (0.08)        --        --
 -----                    -----      -----      -----
   Total Dividends and
         Distributions    (2.66)     (1.51)     (0.08)        --        --
 -----                    -----      -----      -----
Net Asset Value, End
 of Period............    $9.23     $16.72     $15.18      $9.97     $9.96
                          =====     ======     ======      =====     =====
Total Return /(a)/ ...   (33.52)%    20.43%     53.42%      0.10%     0.50%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $8,641    $12,539    $10,926     $6,585    $4,774
 Ratio of Expenses to
  Average Net Assets..     3.46%      3.04%      2.87%      2.90%     2.07%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (1.83)%    (1.99)%    (1.68)%    (1.05)%   (0.47)%/(d)/
 Portfolio Turnover
  Rate................    151.6%     329.8%     191.5%      99.8%     10.4%/(d)/



/(a) /Total return is calculated without the front-end sales charge or contingent deferred sales charge.
/(b) /Period from August 29, 1997, date shares first offered, through October
  31, 1997. Class A and Class B shares each recognized $.01 net investment income per share and incurred an unrealized gain of $.03 per share from August 14, 1997 through August 28, 1997.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.

                              FINANCIAL HIGHLIGHTS
                             PRINCIPAL MUTUAL FUNDS
                           INTERNATIONAL GROWTH FUNDS
                                OCTOBER 31, 2001
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                          2001      2000/(C)/
                          ----      ----
PRINCIPAL PACIFIC BASIN FUND, INC.
----------------------------------
CLASS A SHARES
--------------
Net Asset Value,
 Beginning of Period..   $8.61     $10.00
Income from Investment
 Operations:
 Net Investment Income   (0.15)     (0.04)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (2.95)     (1.35)
                         -----      -----
 Total From Investment
            Operations   (3.10)     (1.39)
Less Dividends and
 Distributions:
 Distributions from
  Capital Gains.......   (0.11)        --
 ----                    -----
   Total Dividends and
         Distributions   (0.11)        --
 ----                    -----
Net Asset Value, End
 of Period............   $5.40      $8.61
                         =====      =====
Total Return /(a)/ ...  (36.41)%   (13.90)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $1,592     $1,860
 Ratio of Expenses to
  Average Net Assets..    2.50%      2.10%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...    3.45%      2.88%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..   (1.52)%    (1.21)%/(e)/
 Portfolio Turnover
  Rate................    55.8%      51.4%/(e)/

                          2001      2000/(C)/
                          ----      ----
PRINCIPAL PACIFIC BASIN FUND, INC.
----------------------------------
CLASS B SHARES
--------------
Net Asset Value,
 Beginning of Period..   $8.61     $10.00
Income from Investment
 Operations:
 Net Investment Income   (0.14)     (0.06)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (3.00)     (1.33)
                         -----      -----
 Total From Investment
            Operations   (3.14)     (1.39)
Less Dividends and
 Distributions:
 Distributions from
  Capital Gains.......   (0.11)        --
 ----                    -----
   Total Dividends and
         Distributions   (0.11)        --
 ----                    -----
Net Asset Value, End
 of Period............   $5.36      $8.61
                         =====      =====
Total Return /(a)/ ...  (36.88)%   (13.90)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $959     $1,347
 Ratio of Expenses to
  Average Net Assets..    3.25%      2.21%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...    4.22%      3.57%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..   (2.34)%    (1.31)%/(e)/
 Portfolio Turnover
  Rate................    55.8%      51.4%/(e)/



/(a) /Total return is calculated without the front-end sales charge or contingent deferred sales charge.
/(b) /Expense ratio without the Manager's voluntary waiver of certain expenses. /(c) /Period from May 1, 2000, date shares first offered, through October 31,
  2000.
/(d) /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.

                              FINANCIAL HIGHLIGHTS
                             PRINCIPAL MUTUAL FUNDS
                                  INCOME FUNDS
                                OCTOBER 31, 2001
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                                        2001       2000       1999        1998       1997
                                        ----       ----       ----        ----       ----
PRINCIPAL BOND FUND, INC.
-------------------------
CLASS A SHARES
--------------
Net Asset Value,
 Beginning of Period..                $10.25     $10.66     $11.59      $11.44     $11.17
Income from Investment
 Operations:
 Net Investment Income                  0.61       0.72       0.70        0.71       0.75
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........                  0.88      (0.40)     (0.91)       0.16       0.33
                                        ----      -----      -----        ----       ----
 Total From Investment
            Operations                  1.49       0.32      (0.21)       0.87       1.08
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...                 (0.63)     (0.73)     (0.69)      (0.72)     (0.81)
 Distributions from
  Capital Gains.......             --                --      (0.03)         --         --
   ----                                                      -----
   Total Dividends and
         Distributions                 (0.63)     (0.73)     (0.72)      (0.72)     (0.81)
                                       -----      -----      -----       -----      -----
Net Asset Value, End
 of Period............                $11.11     $10.25     $10.66      $11.59     $11.44
                                      ======     ======     ======      ======     ======
Total Return /(a)/ ...                 14.96%      3.23%     (1.92)%      7.76%     10.15%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........              $143,818   $124,630   $145,975    $148,081   $126,427
 Ratio of Expenses to
  Average Net Assets..                  1.05%      1.06%      1.04%       0.95%      0.95%
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...                    --         --         --        1.04%      0.98%
 Ratio of Net
  Investment Income to
  Average Net Assets..                  5.67%      6.96%      6.25%       6.19%      6.70%
 Portfolio Turnover
  Rate................                 152.0%      60.7%      48.9%       15.2%      12.8%

                                        2001       2000       1999        1998       1997
                                        ----       ----       ----        ----       ----
PRINCIPAL BOND FUND, INC.
-------------------------
CLASS B SHARES
--------------
Net Asset Value,
 Beginning of Period..                $10.24     $10.65     $11.58      $11.42     $11.15
Income from Investment
 Operations:
 Net Investment Income                  0.54       0.64       0.61        0.63       0.67
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........                  0.88      (0.39)     (0.91)       0.16       0.31
                                        ----      -----      -----        ----       ----
 Total From Investment
            Operations                  1.42       0.25      (0.30)       0.79       0.98
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...                 (0.55)     (0.66)     (0.60)      (0.63)     (0.71)
 Distributions from
  Capital Gains.......                    --         --      (0.03)         --         --
   ----                                                      -----
   Total Dividends and
         Distributions                 (0.55)     (0.66)     (0.63)      (0.63)     (0.71)
                                       -----      -----      -----       -----      -----
Net Asset Value, End
 of Period............                $11.11     $10.24     $10.65      $11.58     $11.42
                                      ======     ======     ======      ======     ======
Total Return /(a)/ ...                 14.23%      2.45%     (2.68)%      7.04%      9.20%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........               $26,348    $22,577    $25,451     $22,466    $13,403
 Ratio of Expenses to
  Average Net Assets..                  1.68%      1.85%      1.79%       1.67%      1.70%
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...                    --         --         --        1.81%      1.79%
 Ratio of Net
  Investment Income to
  Average Net Assets..                  5.04%      6.16%      5.50%       5.45%      5.92%
 Portfolio Turnover
  Rate................                 152.0%      60.7%      48.9%       15.2%      12.8%



/(a) /Total return is calculated without the front-end sales charge or contingent deferred sales charge.
/(b) /Expense ratio without the Manager's voluntary waiver of certain expenses.
  The waiver ceased on October 31, 1998.

                              FINANCIAL HIGHLIGHTS
                             PRINCIPAL MUTUAL FUNDS
                                  INCOME FUNDS
                                OCTOBER 31, 2001
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                            2001       2000       1999       1998       1997
                            ----       ----       ----       ----       ----
PRINCIPAL GOVERNMENT SECURITIES INCOME FUND, INC.
-------------------------------------------------
CLASS A SHARES
--------------
Net Asset Value,
 Beginning of Period..    $11.18     $11.10     $11.63     $11.51     $11.26
Income from Investment
 Operations:
 Net Investment Income      0.65       0.68       0.69       0.70       0.70
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.61       0.07      (0.52)      0.12       0.29
                            ----       ----      -----       ----       ----
 Total From Investment
            Operations      1.26       0.75       0.17       0.82       0.99
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.67)     (0.67)     (0.70)     (0.70)     (0.74)
                           -----      -----      -----      -----      -----
   Total Dividends and
         Distributions     (0.67)     (0.67)     (0.70)     (0.70)     (0.74)
                           -----      -----      -----      -----      -----
Net Asset Value, End
 of Period............    $11.77     $11.18     $11.10     $11.63     $11.51
                          ======     ======     ======     ======     ======
Total Return /(a)/ ...     11.64%      7.09%      1.47%      7.38%      9.23%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $243,876   $213,114   $237,811   $251,455   $249,832
 Ratio of Expenses to
  Average Net Assets..      0.90%      0.94%      0.89%      0.86%      0.84%
 Ratio of Net
  Investment Income to
  Average Net Assets..      5.68%      6.14%      6.04%      6.07%      6.19%
 Portfolio Turnover
  Rate................      51.9%       6.9%      19.4%      17.1%      10.8%

                            2001       2000       1999       1998       1997
                            ----       ----       ----       ----       ----
PRINCIPAL GOVERNMENT SECURITIES INCOME FUND, INC.
-------------------------------------------------
CLASS B SHARES
--------------
Net Asset Value,
 Beginning of Period..    $11.13     $11.05     $11.60     $11.50     $11.23
Income from Investment
 Operations:
 Net Investment Income      0.58       0.58       0.61       0.62       0.64
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.59       0.09      (0.54)      0.12       0.29
                            ----       ----      -----       ----       ----
 Total From Investment
            Operations      1.17       0.67       0.07       0.74       0.93
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.59)     (0.59)     (0.62)     (0.64)     (0.66)
                           -----      -----      -----      -----      -----
   Total Dividends and
         Distributions     (0.59)     (0.59)     (0.62)     (0.64)     (0.66)
                           -----      -----      -----      -----      -----
Net Asset Value, End
 of Period............    $11.71     $11.13     $11.05     $11.60     $11.50
                          ======     ======     ======     ======     ======
Total Return /(a)/ ...     10.82%      6.32%      0.65%      6.60%      8.65%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $36,303    $27,395    $29,751    $24,370    $15,431
 Ratio of Expenses to
  Average Net Assets..      1.59%      1.75%      1.63%      1.57%      1.39%
 Ratio of Net
  Investment Income to
  Average Net Assets..      4.98%      5.33%      5.30%      5.43%      5.63%
 Portfolio Turnover
  Rate................      51.9%       6.9%      19.4%      17.1%      10.8%



/(a) /Total return is calculated without the front-end sales charge or contingent deferred sales charge.

                              FINANCIAL HIGHLIGHTS
                             PRINCIPAL MUTUAL FUNDS
                                  INCOME FUNDS
                                OCTOBER 31, 2001
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                           2001      2000      1999      1998      1997
                           ----      ----      ----      ----      ----
PRINCIPAL LIMITED TERM BOND FUND, INC.
--------------------------------------
CLASS A SHARES
--------------
Net Asset Value,
 Beginning of Period..    $9.50     $9.54     $9.93     $9.88     $9.89
Income from Investment
 Operations:
 Net Investment Income     0.56      0.59      0.57      0.57      0.61
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.49     (0.05)    (0.39)     0.06      0.03
                           ----     -----     -----      ----      ----
 Total From Investment
            Operations     1.05      0.54      0.18      0.63      0.64
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.57)    (0.58)    (0.57)    (0.58)    (0.65)
                          -----     -----     -----     -----     -----
   Total Dividends and
         Distributions    (0.57)    (0.58)    (0.57)    (0.58)    (0.65)
                          -----     -----     -----     -----     -----
Net Asset Value, End
 of Period............    $9.98     $9.50     $9.54     $9.93     $9.88
                          =====     =====     =====     =====     =====
Total Return /(a)/ ...    11.36%     5.94%     1.83%     6.57%     6.75%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $37,942   $25,183   $27,096   $27,632   $20,567
 Ratio of Expenses to
  Average Net Assets..     1.01%     0.99%     1.00%     0.82%     0.90%
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...       --      1.20%     1.14%     1.13%     1.15%
 Ratio of Net
  Investment Income to
  Average Net Assets..     5.69%     6.16%     5.76%     5.86%     6.20%
 Portfolio Turnover
  Rate................     65.7%     31.5%     20.9%     23.8%     17.4%

                           2001      2000      1999      1998      1997
                           ----      ----      ----      ----      ----
PRINCIPAL LIMITED TERM BOND FUND, INC.
--------------------------------------
CLASS B SHARES
--------------
Net Asset Value,
 Beginning of Period..    $9.60     $9.60     $9.98     $9.90     $9.89
Income from Investment
 Operations:
 Net Investment Income     0.49      0.55      0.52      0.54      0.56
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.53     (0.02)    (0.39)     0.06      0.04
                           ----     -----     -----      ----      ----
 Total From Investment
            Operations     1.02      0.53      0.13      0.60      0.60
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.51)    (0.53)    (0.51)    (0.52)    (0.59)
                          -----     -----     -----     -----     -----
   Total Dividends and
         Distributions    (0.51)    (0.53)    (0.51)    (0.52)    (0.59)
                          -----     -----     -----     -----     -----
Net Asset Value, End
 of Period............   $10.11     $9.60     $9.60     $9.98     $9.90
                         ======     =====     =====     =====     =====
Total Return /(a)/ ...    10.84%     5.69%     1.29%     6.24%     6.31%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $6,970    $3,291    $2,696    $1,705      $625
 Ratio of Expenses to
  Average Net Assets..     1.50%     1.34%     1.35%     1.22%     1.24%
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...       --      1.93%     1.92%     2.36%     3.82%
 Ratio of Net
  Investment Income to
  Average Net Assets..     5.17%     5.81%     5.41%     5.44%     5.84%
 Portfolio Turnover
  Rate................     65.7%     31.5%     20.9%     23.8%     17.4%



/(a) /Total return is calculated without the front-end sales charge or contingent deferred sales charge.
/(b) /Expense ratio without the Manager's voluntary waiver of certain expenses.
   The waiver ceased on November 1, 2000.

                              FINANCIAL HIGHLIGHTS
                             PRINCIPAL MUTUAL FUNDS
                                  INCOME FUNDS
                                OCTOBER 31, 2001
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                            2001       2000       1999        1998       1997
                            ----       ----       ----        ----       ----
PRINCIPAL TAX-EXEMPT BOND FUND, INC.
------------------------------------
CLASS A SHARES
--------------
Net Asset Value,
 Beginning of Period..    $11.65     $11.69     $12.59      $12.38     $12.04
Income from Investment
 Operations:
 Net Investment Income      0.54       0.59       0.60        0.60       0.63
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.51       0.06      (0.90)       0.22       0.39
                            ----       ----      -----        ----       ----
 Total From Investment
            Operations      1.05       0.65      (0.30)       0.82       1.02
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.55)     (0.58)     (0.59)      (0.61)     (0.68)
 Distributions from
  Capital Gains.......     (0.05)     (0.11)     (0.01)         --         --
   ----                    -----      -----      -----
   Total Dividends and
         Distributions     (0.60)     (0.69)     (0.60)      (0.61)     (0.68)
                           -----      -----      -----       -----      -----
Net Asset Value, End
 of Period............    $12.10     $11.65     $11.69      $12.59     $12.38
                          ======     ======     ======      ======     ======
Total Return /(a)/ ...      9.28%      5.81%     (2.51)%      6.76%      8.71%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $167,016   $163,846   $186,973    $204,865   $193,007
 Ratio of Expenses to
  Average Net Assets..      0.82%      0.88%      0.80%       0.83%      0.79%
 Ratio of Net
  Investment Income to
  Average Net Assets..      4.59%      5.12%      4.84%       4.83%      5.14%
 Portfolio Turnover
  Rate................      51.8%       7.6%      15.6%        6.6%       8.9%

                            2001       2000       1999        1998       1997
                            ----       ----       ----        ----       ----
PRINCIPAL TAX-EXEMPT BOND FUND, INC.
------------------------------------
CLASS B SHARES
--------------
Net Asset Value,
 Beginning of Period..    $11.71     $11.70     $12.59      $12.39     $12.02
Income from Investment
 Operations:
 Net Investment Income      0.48       0.57       0.53        0.53       0.55
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.51       0.07      (0.89)       0.20       0.40
                            ----       ----      -----        ----       ----
 Total From Investment
            Operations      0.99       0.64      (0.36)       0.73       0.95
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.49)     (0.52)     (0.52)      (0.53)     (0.58)
 Distributions from
  Capital Gains.......     (0.05)     (0.11)     (0.01)         --         --
   ----                    -----      -----      -----
   Total Dividends and
         Distributions     (0.54)     (0.63)     (0.53)      (0.53)     (0.58)
                           -----      -----      -----       -----      -----
Net Asset Value, End
 of Period............    $12.16     $11.71     $11.70      $12.59     $12.39
                          ======     ======     ======      ======     ======
Total Return /(a)/ ...      8.70%      5.69%     (3.01)%      6.01%      8.08%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $12,122    $10,744    $11,480     $11,419     $7,783
 Ratio of Expenses to
  Average Net Assets..      1.33%      1.37%      1.32%       1.43%      1.45%
 Ratio of Net
  Investment Income to
  Average Net Assets..      4.07%      4.60%      4.32%       4.22%      4.46%
 Portfolio Turnover
  Rate................      51.8%       7.6%      15.6%        6.6%       8.9%



/(a) /Total return is calculated without the front-end sales charge or contingent deferred sales charge.

                              FINANCIAL HIGHLIGHTS
                             PRINCIPAL MUTUAL FUNDS
                               MONEY MARKET FUND
                                OCTOBER 31, 2001
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                            2001       2000       1999       1998       1997
                            ----       ----       ----       ----       ----
PRINCIPAL CASH MANAGEMENT FUND, INC.
------------------------------------
CLASS A SHARES
--------------
Net Asset Value,
 Beginning of Period..    $1.000     $1.000     $1.000     $1.000     $1.000
Income from Investment
 Operations:
 Net Investment Income     0.043      0.056      0.045      0.051      0.050
                           -----      -----      -----      -----      -----
 Total From Investment
            Operations     0.043      0.056      0.045      0.051      0.050
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.043)    (0.056)    (0.045)    (0.051)    (0.050)
                          ------     ------     ------     ------     ------
   Total Dividends and
         Distributions    (0.043)    (0.056)    (0.045)    (0.051)    (0.050)
                          ------     ------     ------     ------     ------
Net Asset Value, End
 of Period............    $1.000     $1.000     $1.000     $1.000     $1.000
                          ======     ======     ======     ======     ======
Total Return /(a)/ ...      4.44%      5.71%      4.56%      5.10%      4.96%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $412,409   $390,154   $352,675   $294,918   $836,072
 Ratio of Expenses to
  Average Net Assets..      0.70%      0.70%      0.69%      0.56%      0.63%
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...        --         --         --       0.56%      0.63%
 Ratio of Net
  Investment Income to
  Average Net Assets..      4.33%      5.54%      4.45%      5.12%      4.98%

                            2001       2000       1999       1998       1997
                            ----       ----       ----       ----       ----
PRINCIPAL CASH MANAGEMENT FUND, INC.
------------------------------------
CLASS B SHARES
--------------
Net Asset Value,
 Beginning of Period..    $1.000     $1.000     $1.000     $1.000     $1.000
Income from Investment
 Operations:
 Net Investment Income     0.037      0.049      0.039      0.042      0.041
                           -----      -----      -----      -----      -----
 Total From Investment
            Operations     0.037      0.049      0.039      0.042      0.041
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.037)    (0.049)    (0.039)    (0.042)    (0.041)
                          ------     ------     ------     ------     ------
   Total Dividends and
         Distributions    (0.037)    (0.049)    (0.039)    (0.042)    (0.041)
                          ------     ------     ------     ------     ------
Net Asset Value, End
 of Period............    $1.000     $1.000     $1.000     $1.000     $1.000
                          ======     ======     ======     ======     ======
Total Return /(a)/ ...      3.71%      5.01%      4.00%      4.25%      4.05%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $6,655     $5,318     $6,330     $3,602       $992
 Ratio of Expenses to
  Average Net Assets..      1.40%      1.33%      1.19%      1.41%      1.47%
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...        --         --         --       1.49%      2.14%
 Ratio of Net
  Investment Income to
  Average Net Assets..      3.59%      4.87%      4.00%      4.23%      4.08%



/(a) /Total return is calculated without the front-end sales charge or contingent deferred sales charge.
/(b) /Expense ratio without the Manager's voluntary waiver of certain expenses.
  The waiver ceased on March 1, 1998.






ADDITIONAL INFORMATION


Additional information about the Fund is available in the Statement of Additional Information dated March 1, 2002 and which is part of this prospectus. Additional information about the Funds' investments is available in the Funds' annual and semiannual report to shareholders.The annual report contains a discussion of market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year. The Statement of Additional Information can be obtained free of charge by writing or telephoning Princor Financial Services Corporation, P.O. Box 10423, Des Moines, IA 50306. Telephone 1-800-247-4123.


Information about the Fund can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 1-800-SEC-0330. Reports and other information about the Fund are available on the Commission's internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009.


The U.S. Government does not insure or guarantee an investment in any of the Funds. There can be no assurance that the Cash Management Fund will be able to maintain a stable share price of $1.00 per share.


Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, nor are shares of the Funds federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

            SEC FILE                DOMESTIC GROWTH-ORIENTED FUNDS
            --------                ------------------------------
             811-05072               Principal Balanced Fund, Inc.
             811-06263               Principal Blue Chip Fund, Inc.
             811-01874               Principal Capital Value Fund, Inc.
             811-01873               Principal Growth Fund, Inc.
             811-09755               Principal LargeCap Stock Index Fund, Inc.
             811-05171               Principal MidCap Fund, Inc.
                                     Principal Partners Equity Growth Fund,
             811-09567               Inc.
                                     Principal Partners LargeCap Blend Fund,
             811-10187               Inc.
                                     Principal Partners LargeCap Growth Fund,
             811-09757               Inc.
                                     Principal Partners LargeCap Value Fund,
             811-10189               Inc.
                                     Principal Partners MidCap Growth Fund,
             811-09759               Inc.
                                     Principal Partners SmallCap Growth Fund,
             811-10193               Inc.
             811-08379               Principal Real Estate Fund, Inc.
             811-08381               Principal SmallCap Fund, Inc.
             811-07266               Principal Utilities Fund, Inc.

                                    INTERNATIONAL GROWTH-ORIENTED FUNDS
                                    -----------------------------------
             811-09801               Principal European Equity Fund, Inc.
                                     Principal International Emerging Markets
             811-08249               Fund, Inc.
             811-03183               Principal International Fund, Inc.
                                     Principal International SmallCap Fund,
             811-08251               Inc.
             811-09803               Principal Pacific Basin Fund, Inc.
                                    INCOME-ORIENTED FUNDS
                                    ---------------------
             811-05172               Principal Bond Fund, Inc.
                                     Principal Government Securities Income
             811-04226               Fund, Inc.
             811-07453               Principal Limited Term Bond Fund, Inc.
             811-04449               Principal Tax-Exempt Bond Fund, Inc.

                                    MONEY MARKET FUND
                                    -----------------
             811-03585               Principal Cash Management Fund, Inc.

 APPENDIX A


RELATED PERFORMANCE OF THE SUB-ADVISORS


Certain Funds have only limited historical performance data. The following tables set forth historical information about client accounts managed by a Sub-Advisor that have investment objectives and strategies similar to those of the corresponding Fund the Sub-Advisor manages. These client accounts may consist of individuals, institutions and other mutual funds. This composite data is provided to illustrate the past performance of each Sub-Advisor in managing similar accounts and does not represent the performance of any Fund.


On the following pages "composite performance" is shown for each Sub-Advisor with regard to all of those similarly managed accounts. The composite performance is computed based upon essentially the Sub-Advisor's asset weighted "average" performance with regard to such accounts. The composite performance information shown is based on a composite of all accounts of each Sub-Advisor (and its predecessor, if any) having substantially similar investment objectives, policies and strategies to the corresponding Fund. The composite results reflect the deduction of all fees and expenses actually incurred by the client accounts.


Portions of the information below are based on data supplied by the Sub-Advisors and from statistical services, reports or other sources believed by the Manager to be reliable. However, such information has not been verified or audited by the Manager.


Some of the accounts included in the composites are not mutual funds registered under the 1940 Act. Those accounts are not subject to investment limitations, diversification requirements and other restrictions imposed by the 1940 Act and the Internal Revenue Code. If such requirements were applicable to these accounts, the performance shown may have been lower.


The performance data should not be considered as an indication of future performance of any Fund or any Sub-Advisor. In addition, the effect of taxes is not reflected in the information below as it will depend on the investor's tax status.


Fund performance for Class A is shown. The performance of Class B will vary from the performance of Class A based on the differences in sales charges and fees.

                                                                             AVERAGE ANNUAL PERFORMANCE
                                                                            (THROUGH DECEMBER 31, 2001)

                                                                                                               LIFE
                                                                YTD       1 YR     3 YR     5 YR     10 YR    OF FUND
                                                              ----------------------------------------------------------
PRINCIPAL BALANCED FUND, INC. - CLASS A/ //(A)/                 -7.16     -7.16    -2.47     3.89     6.98      8.37
Invista Balanced Composite                                      -3.01     -3.01     1.17     6.87     9.31
Principal Capital - II Multi Sector Fixed Income Composite       8.43      8.43     6.48     7.50     7.56
 S&P 500 Index                                                 -11.88    -11.88    -1.03    10.70    12.93
 Lehman Brothers Aggregate Bond Index                            8.42      8.42     6.27     7.43     7.23
 Morningstar Domestic Hybrid Category                           -4.01     -4.01     2.21     7.01     8.98
 Lipper Balanced Fund Average                                   -4.39     -4.39     2.21     7.78     9.52

PRINCIPAL BLUE CHIP FUND, INC. - CLASS A/ //(B)/               -18.13    -18.13    -6.53     3.74     7.72      8.50
Invista Large Cap Blend Composite                              -17.50    -17.50    -7.38     5.13      N/A
 S&P 500 Index                                                 -11.88    -11.88    -1.03    10.70    12.93
 Morningstar Large Blend Category                              -13.68    -13.68    -0.93     8.87    11.31
 Lipper Large-Cap Core Fund Average                            -13.76    -13.76    -1.43     8.36    11.25

PRINCIPAL CAPITAL VALUE FUND, INC. - CLASS A/ //(C)/            -8.55     -8.55    -5.23     4.20     8.92     11.46
Invista Large Cap Value Composite                               -8.30     -8.30    -3.99     5.32      N/A
 Russell 1000 Value Index                                       -5.59     -5.59     2.74    11.14    14.15
 Morningstar Large Value Category                               -5.37     -5.37     2.31     8.84    11.88
 Lipper Large-Cap Value Fund Average                            -6.68     -6.68     1.76     8.63    11.68

PRINCIPAL GROWTH FUND, INC. - CLASS A/ //(C)/                  -26.10    -26.10    -8.47     3.46     8.06      9.69
Invista Large Cap Quality Growth Composite /(d)/               -25.45    -25.45      N/A      N/A      N/A
 Russell Midcap Growth Index                                   -20.16    -20.16     2.16     9.02    11.11
 Morningstar Large Growth Category                             -23.63    -23.63    -3.14     8.24    10.03
 Lipper Large-Cap Growth Fund Average                          -22.95    -22.95    -3.56     8.52    10.33

PRINCIPAL LARGECAP STOCK FUND INDEX - CLASS A/ //(E)/          -12.53    -12.53      N/A      N/A      N/A     -8.53
Invista S&P 500 Index Composite                                -12.30    -12.30    -1.42    10.28      N/A
 S&P 500 Index                                                 -11.88    -11.88    -1.03    10.70    12.93
 Morningstar Large Blend Category                              -13.68    -13.68    -0.93     8.87    11.31
 Lipper S&P 500 Index Fund Average                             -12.48    -12.48    -1.60    10.19    12.52

                                                              ----------------------------------------------------------
 /(a)/ SEC effective date 12/18/87
 /(b)/ SEC effective date 03/01/91
 /(c)// /SEC effective date 10/15/69
 /(d)// /Invista's large cap growth investment team joined the firm at the end of 1999. Prior to joining Invista, this same team accumulated more than seven years of successful history in the management of large cap growth equities while employed by another firm.
 /(e)// /SEC effective date 03/01/00
                                                                                             ANNUAL PERFORMANCE
                                                                                          (YEAR ENDED DECEMBER 31)


                                                                2001      2000     1999     1998     1997     1996     1995
                                                              -----------------------------------------------------------------
PRINCIPAL BALANCED FUND, INC. - CLASS A/ //(A)/                 -7.16     -0.71     0.63    11.20    17.29    13.00    23.39
Invista Balanced Composite                                      -3.01     -6.47     2.20    12.17    20.03    10.69    26.88
Principal Capital - II Multi Sector Fixed Income Composite       8.43     12.00    -0.57     7.97    10.16     3.94    18.41
 S&P 500 Index                                                 -11.88     -9.11    21.04    28.58    33.36    22.96    37.58
 Lehman Brothers Aggregate Bond Index                            8.42     11.63    -0.82     8.69     9.65     3.63    18.47
 Morningstar Domestic Hybrid Category                           -4.01      2.06     8.24    12.50    18.24    13.07    24.87
 Lipper Balanced Fund Average                                   -4.39      1.52     9.14    13.96    19.42    13.78    26.07

PRINCIPAL BLUE CHIP FUND, INC. - CLASS A/ //(B)/               -18.13    -10.89    11.96    16.55    26.25    16.78    33.19
Invista Large Cap Blend Composite                              -17.50    -12.12     9.57    24.70    29.66    24.35
 S&P 500 Index                                                 -11.88     -9.11    21.04    28.58    33.36    22.96    37.58
 Morningstar Large Blend Category                              -13.68     -6.97    19.72    21.95    27.43    20.37    31.99
 Lipper Large-Cap Core Fund Average                            -13.76     -8.96    23.40    24.34    27.28    20.98    31.78

PRINCIPAL CAPITAL VALUE FUND, INC. - CLASS A/ //(C)/            -8.55     -0.08    -6.86    12.13    28.69    23.42    31.90
Invista Large Cap Value Composite                               -8.30      3.88    -7.12    18.04    28.94    22.18
 Russell 1000 Value Index                                       -5.59      7.02     7.35    15.63    35.18    21.64    38.35
 Morningstar Large Value Category                               -5.37      5.47     6.63    13.10    27.01    20.79    32.28
 Lipper Large-Cap Value Fund Average                            -6.68      1.32    14.29    15.70    26.81    21.32    31.28

PRINCIPAL GROWTH FUND, INC. - CLASS A/ //(C)/                  -26.10    -10.64    16.13    20.37    28.41    12.23    33.47
Invista Large Cap Quality Growth Composite /(d)/               -25.45    -10.24
 Russell Midcap Growth Index                                   -20.16    -11.74    51.29    17.86    22.54    17.48    33.98
 Morningstar Large Growth Category                             -23.63    -14.09    39.72    33.56    25.00    18.95    32.27
 Lipper Large-Cap Growth Fund Average                          -22.95    -16.22    30.91    23.57    25.12    19.70    31.61

PRINCIPAL LARGECAP STOCK FUND INDEX - CLASS A/ //(E)/          -12.53     -2.94
Invista S&P 500 Index Composite                                -12.30     -9.44    20.62    28.18    32.89    22.51    37.07
 S&P 500 Index                                                 -11.88     -9.11    21.04    28.58    33.36    22.96    37.58
 Morningstar Large Blend Category                              -13.68     -6.97    19.72    21.95    27.43    20.37    31.99
 Lipper S&P 500 Index Fund Average                             -12.48     -9.57    20.49    28.23    32.56    22.66    36.84

                                                              -----------------------------------------------------------------
 /(a)/ SEC effective date 12/18/87
 /(b)/ SEC effective date 03/01/91
 /(c)// /SEC effective date 10/15/69
 /(d)// /Invista's large cap growth investment team joined the firm at the end of 1999. Prior to joining Invista, this same team accumulated more than seven years of successful history in the management of large cap growth equities while employed by another firm.
 /(e)// /SEC effective date 03/01/00




                                                               1994     1993      1992
                                                              ---------------------------
PRINCIPAL BALANCED FUND, INC. - CLASS A/ //(A)/                -3.38     9.01     10.47
Invista Balanced Composite                                     -1.63    14.25     10.73
Principal Capital - II Multi Sector Fixed Income Composite     -2.05    10.67      8.25
 S&P 500 Index                                                  1.32    10.08      7.62
 Lehman Brothers Aggregate Bond Index                          -2.92     9.75      7.40
 Morningstar Domestic Hybrid Category                          -2.56    12.07      8.22
 Lipper Balanced Fund Average                                  -2.40    11.23      7.28

PRINCIPAL BLUE CHIP FUND, INC. - CLASS A/ //(B)/                3.36     2.62      6.09
Invista Large Cap Blend Composite
 S&P 500 Index                                                  1.32    10.08      7.62
 Morningstar Large Blend Category                              -1.08    11.12      7.62
 Lipper Large-Cap Core Fund Average                            -1.21    11.55      7.47

PRINCIPAL CAPITAL VALUE FUND, INC. - CLASS A/ //(C)/            0.21     7.56      9.09
Invista Large Cap Value Composite
 Russell 1000 Value Index                                      -1.99    18.12     13.81
 Morningstar Large Value Category                              -0.81    13.25      9.89
 Lipper Large-Cap Value Fund Average                           -0.89    12.24      8.87

PRINCIPAL GROWTH FUND, INC. - CLASS A/ //(C)/                   3.21     7.51     10.16
Invista Large Cap Quality Growth Composite /(d)/
 Russell Midcap Growth Index                                   -2.16    11.19      8.71
 Morningstar Large Growth Category                             -2.32    10.31      5.83
 Lipper Large-Cap Growth Fund Average                          -1.65    11.23      8.85

PRINCIPAL LARGECAP STOCK FUND INDEX - CLASS A/ //(E)/
Invista S&P 500 Index Composite                                 1.05
 S&P 500 Index                                                  1.32    10.08      7.62
 Morningstar Large Blend Category                              -1.08    11.12      7.62
 Lipper S&P 500 Index Fund Average                              0.97    10.02      7.30

                                                              ---------------------------
 /(a)/ SEC effective date 12/18/87
 /(b)/ SEC effective date 03/01/91
 /(c)// /SEC effective date 10/15/69
 /(d)// /Invista's large cap growth investment team joined the firm at the end of 1999. Prior to joining Invista, this same team accumulated more than seven years of successful history in the management of large cap growth equities while employed by another firm.
 /(e)// /SEC effective date 03/01/00

PERFORMANCE RESULTS - DOMESTIC GROWTH FUNDS

                                 AVERAGE ANNUAL PERFORMANCE                                       ANNUAL PERFORMANCE
                                (THROUGH DECEMBER 31, 2001)                                    (YEAR ENDED DECEMBER 31)

                                                              LIFE
                         YTD     1 YR   3 YR   5 YR   10 YR  OF FUND        2001    2000   1999   1998   1997   1996   1995
                        ----------------------------------------------     ---------------------------------------------------
PRINCIPAL MIDCAP FUND,
INC. - CLASS A/ //(A)/   -4.40   -4.40   7.17   8.59  12.36   14.41         -4.40   15.36  11.62  -0.23  22.94  19.13  34.20
Invista Mid Cap Blend
Composite                -3.49   -3.49   7.16   9.99  11.31                 -3.49   13.49  12.37   4.72  24.95  18.66  33.39
 Russell Midcap Index    -5.63   -5.63   6.49  11.39  13.57                 -5.63    8.25  18.23  10.09  29.01  19.00  34.46
 Morningstar Mid-Cap
 Blend Category          -4.96   -4.96   5.54   9.62  12.26                 -4.96    3.37  18.70   6.77  26.45  20.44  28.71
 Lipper Mid-Cap Core
 Fund Average            -3.63   -3.63  10.71  12.17  13.20                 -3.63    7.10  42.85  12.39  19.88  17.38  30.82

PRINCIPAL PARTNERS
EQUITY GROWTH FUND,
INC. - CLASS A/
//(//B)/                -15.89  -15.89    N/A    N/A    N/A   -8.45        -15.89  -12.24
Morgan Stanley Equity
Growth Composite        -15.26  -15.26   1.69  10.85  13.77                -15.26  -11.00  39.42  21.11  31.40  31.23  45.03
 S&P 500 Index          -11.88  -11.88  -1.03  10.70  12.93                -11.88   -9.11  21.04  28.58  33.36  22.96  37.58
 Morningstar Large
 Growth Category        -23.63  -23.63  -3.14   8.24  10.03                -23.63  -14.09  39.72  33.56  25.00  18.95  32.27
 Lipper Large-Cap
 Growth Fund Average    -22.95  -22.95  -3.56   8.52  10.33                -22.95  -16.22  30.91  23.57  25.12  19.70  31.61

PRINCIPAL PARTNERS
LARGECAP BLEND FUND,
INC. - CLASS A/ (//C)/   -7.32   -7.32    N/A    N/A    N/A   -3.71         -7.32
Federated Core Equity
Composite                -5.75   -5.75   9.53  15.80    N/A                 -5.75   -3.31  44.20  20.71  31.30  18.98
 S&P 500 Index          -11.88  -11.88  -1.03  10.70  12.93                -11.88   -9.11  21.04  28.58  33.36  22.96  37.58
 Morningstar Large
 Blend Category         -13.68  -13.68  -0.93   8.87  11.31                -13.68   -6.97  19.72  21.95  27.43  20.37  31.99
 Lipper Large-Cap Core
 Fund Average           -13.76  -13.76  -1.43   8.36  11.25                -13.76   -8.96  23.40  24.34  27.28  20.98  31.78

PRINCIPAL PARTNERS
LARGECAP GROWTH FUND,
INC. - CLASS A/ (//D)/  -31.12  -31.12    N/A    N/A    N/A  -33.90        -31.12
Duncan-Hurst Large-Cap
Growth Equity
Composite               -30.40  -30.40   5.81  19.79    N/A                -30.40  -13.82  30.46  39.20  37.21  32.16
 S&P 500 Index          -11.88  -11.88  -1.03  10.70  12.93                -11.88   -9.11  21.04  28.58  33.36  22.96  37.58
 Russell 1000 Growth
 Index                  -20.42  -20.42  -6.32   8.27  10.79                -20.42  -22.42  33.16  38.17  30.49  23.12  37.19
 Morningstar Large
 Growth Category        -23.63  -23.63  -3.14   8.24  10.03                -23.63  -14.09  39.72  33.56  25.00  18.95  32.27
 Lipper Large-Cap
 Growth Fund Average    -22.95  -22.95  -3.56   8.52  10.33                -22.95  -16.22  30.91  23.57  25.12  19.70  31.61

PRINCIPAL PARTNERS
LARGECAP VALUE FUND,
INC. - CLASS A/ (//C)/    4.39    4.39    N/A    N/A    N/A    7.74          4.39
Bernstein Diversified
Value Composite           4.26    4.26    N/A    N/A    N/A                  4.26   13.80
 Russell 1000 Value
 Index                   -5.59   -5.59   2.74  11.14  14.15                 -5.59    7.02   7.35  15.63  35.18  21.64  38.35
 Morningstar Large
 Value Category          -5.37   -5.37   2.31   8.84  11.88                 -5.37    5.47   6.63  13.10  27.01  20.79  32.28
 Lipper Large-Cap
 Value Fund Average      -6.68   -6.68   1.76   8.63  11.68                 -6.68    1.32  14.29  15.70  26.81  21.32  31.26

                        ----------------------------------------------     ---------------------------------------------------
 /(a)/ SEC effective date 12/18/87
 /(b)/ SEC effective date 11/01/99
 /(c)// /SEC effective date 12/22/00
 /(//d)// /SEC effective date 03/01/00




                        1994   1993    1992
                        ---------------------
PRINCIPAL MIDCAP FUND,   3.03  12.29   14.81
INC. - CLASS A/ //(A)/
Invista Mid Cap Blend    5.46  -0.26    9.01
Composite
 Russell Midcap Index   -2.09  14.30   16.34
 Morningstar Mid-Cap    -1.61  14.50   14.93
 Blend Category
 Lipper Mid-Cap Core    -1.33  14.79   11.48
 Fund Average

PRINCIPAL PARTNERS
EQUITY GROWTH FUND,
INC. - CLASS A/
//(//B)/
Morgan Stanley Equity    3.18   4.32    5.99
Growth Composite
 S&P 500 Index           1.32  10.08    7.62
 Morningstar Large      -2.32  10.31    5.83
 Growth Category
 Lipper Large-Cap       -1.65  11.23    8.85
 Growth Fund Average

PRINCIPAL PARTNERS
LARGECAP BLEND FUND,
INC. - CLASS A/ (//C)/
Federated Core Equity
Composite
 S&P 500 Index           1.32  10.08    7.62
 Morningstar Large      -1.08  11.12    7.62
 Blend Category
 Lipper Large-Cap Core  -1.21  11.55    7.47
 Fund Average

PRINCIPAL PARTNERS
LARGECAP GROWTH FUND,
INC. - CLASS A/ (//D)/
Duncan-Hurst Large-Cap
Growth Equity
Composite
 S&P 500 Index           1.32  10.08    7.62
 Russell 1000 Growth     2.66   2.90    5.00
 Index
 Morningstar Large      -2.32  10.31    5.83
 Growth Category
 Lipper Large-Cap       -1.65  11.23    8.85
 Growth Fund Average

PRINCIPAL PARTNERS
LARGECAP VALUE FUND,
INC. - CLASS A/ (//C)/
Bernstein Diversified
Value Composite
 Russell 1000 Value     -1.99  18.12   13.81
 Index
 Morningstar Large      -0.81  13.25    9.89
 Value Category
 Lipper Large-Cap       -0.89  12.24    8.87
 Value Fund Average

                        ---------------------
 /(a)/ SEC effective date 12/18/87
 /(b)/ SEC effective date 11/01/99
 /(c)// /SEC effective date 12/22/00
 /(//d)// /SEC effective date 03/01/00

PERFORMANCE RESULTS - DOMESTIC GROWTH FUNDS

                                 AVERAGE ANNUAL PERFORMANCE                                       ANNUAL PERFORMANCE
                                (THROUGH DECEMBER 31, 2001)                                    (YEAR ENDED DECEMBER 31)

                                                              LIFE
                         YTD     1 YR   3 YR   5 YR   10 YR  OF FUND        2001    2000    1999    1998   1997   1996   1995
                        ----------------------------------------------     -----------------------------------------------------
PRINCIPAL PARTNERS
MIDCAP GROWTH FUND,
INC. - CLASS A/ (//A)/  -28.07  -28.07    N/A    N/A    N/A  -30.91        -28.07
Turner Midcap Growth
Composite               -28.17  -28.17  14.50  22.00    N/A                -28.17   -8.10  126.09   26.33  41.77
 Russell Midcap Growth
 Index                  -20.16  -20.16   2.16   9.02  11.11                -20.16  -11.74   51.29   17.86  22.54  17.48  33.98
 Morningstar Mid-Cap
 Growth Category        -21.28  -21.28   5.09   8.44  10.30                -21.28   -6.90   63.90   17.51  17.05  16.99  34.79
 Lipper Mid-Cap Growth
 Fund Average           -21.17  -21.17   5.73   8.64  10.53                -21.17   10.01   78.68   12.41  13.41  15.34  37.15

PRINCIPAL PARTNERS
SMALLCAP GROWTH FUND,
INC. -
 CLASS A/ (B)/          -31.23  -31.23    N/A    N/A    N/A  -27.63        -31.23
Berger Small Cap
Growth Composite        -33.81  -33.81   7.47   8.27    N/A                -33.81   -8.15  104.16    3.15  16.18  16.78  33.80
 Russell 2000 Growth
 Index                   -9.23   -9.23   0.25   2.87   7.19                 -9.23  -22.43   43.09    1.23  12.95  11.26  31.04
 Morningstar Small
 Growth Category         -9.02   -9.02   9.32   8.94  10.89                 -9.02   -5.71   61.45    4.49  18.19  19.99  35.44
 Lipper Small-Cap
 Growth Fund Average    -10.79  -10.79   9.91   9.31  11.52                -10.79   -4.95   60.01    5.60  16.74  17.66  34.75

PRINCIPAL REAL ESTATE
FUND, INC. - CLASS A/
//(//C)/                  7.54    7.54   9.91    N/A    N/A    3.49          7.54   29.65   -4.76  -13.62
Principal Capital -
REI Real Estate
Composite                 8.73    8.73  11.41   8.28    N/A                  8.73   31.15   -3.01  -10.20  19.83
 Morgan Stanley REIT
 Index                   12.83   12.83  10.94   6.11    N/A                 12.83   26.81   -4.55  -16.90  18.58  12.90
 Morningstar Specialty
 - Real Estate
 Category                 8.93    8.93  10.12   6.19   9.99                  8.93   25.83   -3.35  -15.79  23.05  31.68  15.17
 Lipper Real Estate
 Fund Average             8.81    8.81  10.06   6.15  10.33                  8.81   25.62   -2.85  -15.97  23.14  32.37  14.82

PRINCIPAL SMALLCAP
FUND, INC. - CLASS A/
(//C)/                    0.45    0.45   7.34    N/A    N/A    3.93          0.45  -14.03   43.22   -5.68
Invista Small Company
Blend Composite           1.79    1.79   8.06    N/A    N/A                  1.79   19.86   12.50  -11.27  15.89
 Russell 2000 Index       2.49    2.49   6.42   7.52  11.51                  2.49   -3.02   21.26   -2.55  22.36  16.50  28.45
 Morningstar Small
 Blend Category           8.41    8.41  11.84  10.91  13.25                  8.41   12.84   18.18   -3.64  26.12  19.66  25.51
 Lipper Small-Cap Core
 Fund Average             7.65    7.65  12.24  10.95  12.75                  7.65    5.07   35.10    0.23  21.30  19.82  31.07

PRINCIPAL UTILITIES
FUND, INC. - CLASS A/
(//D)/                  -28.20  -28.20  -4.61   6.62    N/A    7.31        -28.20   18.23    2.25   22.50  29.58   4.56  33.87
Invista Utilities
Equity Composite        -27.63  -27.63  -4.29   6.75    N/A                -27.63   18.43   10.05   13.92  17.65  14.91  17.87
 S&P 500 Index          -11.88  -11.88  -1.03  10.70  12.93                -11.88   -9.11   21.04   28.58  33.36  22.96  37.58
 Dow Jones Utilities
 w/Income Index         -26.25  -26.25   1.65   8.95    N/A                -26.25   51.07   -5.73   18.76  23.11   9.08  32.26
 Morningstar Specialty
 - Utilities Category   -21.39  -21.39  -0.71   7.85   9.18                -21.39    7.15   16.34   19.35  25.83  11.39  27.10
 Lipper Utility Fund
 Average                -21.24  -21.24  -0.45   8.06   9.29                -21.24    7.86   16.68   19.15  25.82  11.08  27.53

                        ----------------------------------------------     -----------------------------------------------------
 /(a)/ SEC effective date 03/01/00
 /(b)/ SEC effective date 12/22/00
 /(c)// /SEC effective date 12/31/97
 /(//d)// /SEC effective date 12/16/92




                         1994   1993    1992
                        ----------------------
PRINCIPAL PARTNERS
MIDCAP GROWTH FUND,
INC. - CLASS A/ (//A)/
Turner Midcap Growth
Composite
 Russell Midcap Growth   -2.16  11.19    8.71
 Index
 Morningstar Mid-Cap     -1.03  15.64    9.03
 Growth Category
 Lipper Mid-Cap Growth    0.59  17.56    9.77
 Fund Average

PRINCIPAL PARTNERS
SMALLCAP GROWTH FUND,
INC. -
 CLASS A/ (B)/
Berger Small Cap         13.73
Growth Composite
 Russell 2000 Growth     -2.43  13.36    7.77
 Index
 Morningstar Small       -0.28  16.70   11.99
 Growth Category
 Lipper Small-Cap        -0.25  17.58   11.14
 Growth Fund Average

PRINCIPAL REAL ESTATE
FUND, INC. - CLASS A/
//(//C)/
Principal Capital -
REI Real Estate
Composite
 Morgan Stanley REIT
 Index
 Morningstar Specialty   -0.62  21.11   15.87
 - Real Estate
 Category
 Lipper Real Estate       0.17  21.10   16.00
 Fund Average

PRINCIPAL SMALLCAP
FUND, INC. - CLASS A/
(//C)/
Invista Small Company
Blend Composite
 Russell 2000 Index      -1.82  18.88   18.41
 Morningstar Small       -0.97  16.65   14.39
 Blend Category
 Lipper Small-Cap Core   -0.58  16.87   13.00
 Fund Average

PRINCIPAL UTILITIES     -11.09   8.42
FUND, INC. - CLASS A/
(//D)/
Invista Utilities
Equity Composite
 S&P 500 Index            1.32  10.08    7.62
 Dow Jones Utilities    -15.46   9.57
 w/Income Index
 Morningstar Specialty   -8.78  15.48    9.65
 - Utilities Category
 Lipper Utility Fund     -8.79  14.53    9.81
 Average

                        ----------------------
 /(a)/ SEC effective date 03/01/00
 /(b)/ SEC effective date 12/22/00
 /(c)// /SEC effective date 12/31/97
 /(//d)// /SEC effective date 12/16/92

PERFORMANCE RESULTS - DOMESTIC GROWTH FUNDS


PERFORMANCE RESULTS - INTERNATIONAL GROWTH FUNDS

                                 AVERAGE ANNUAL PERFORMANCE                                       ANNUAL PERFORMANCE
                                (THROUGH DECEMBER 31, 2001)                                    (YEAR ENDED DECEMBER 31)

                                                              LIFE
                         YTD     1 YR   3 YR   5 YR   10 YR  OF FUND        2001    2000    1999    1998    1997   1996   1995
                        ----------------------------------------------     ------------------------------------------------------
PRINCIPAL EUROPEAN
EQUITY FUND, INC. -
CLASS A/ (A)/           -23.94  -23.94    N/A    N/A    N/A  -21.24        -23.94
BT European Composite   -24.64  -24.64  -5.15   7.12    N/A                -24.64  -15.51   33.95   30.86   26.33  41.31   9.36
 MSCI Europe (15)
 Index-ND               -19.90  -19.90  -5.26   6.24   9.64                -19.90   -8.39   15.89   28.53   23.80  21.09  21.62
 Morningstar Europe
 Stock Category         -21.43  -21.43  -1.19   5.30   8.77                -21.43   -6.58   26.11   21.56   18.42  24.99  16.26
 Lipper European
 Region Fund Average    -22.36  -22.36  -2.25   5.91   8.95                -22.36   -6.19   26.24   23.19   18.01  25.07  17.14

PRINCIPAL
INTERNATIONAL EMERGING
MARKETS FUND, INC. -     -5.11   -5.11   4.23    N/A    N/A   -4.16         -5.11  -28.63   67.20  -17.42
 CLASS A/ (B)/
Invista International
Emerging Markets
Equity Composite         -3.66   -3.66   3.88   0.57    N/A                 -3.66  -28.63   63.25  -17.59   11.38  25.57   7.46
 MSCI Emerging Markets
 Free Index-ID           -4.91   -4.91   2.01  -7.80   0.95                 -4.91  -31.86   63.70  -27.52  -13.41   3.92  -6.95
 Morningstar
 Diversified Emerging
 Markets Category        -3.73   -3.73   4.45  -4.79   0.89                 -3.73  -31.11   71.86  -27.03   -3.68  13.35  -3.45
 Lipper Emerging
 Markets Fund Average    -2.94   -2.94   5.63  -4.38   2.88                 -2.94  -30.59   69.70  -27.58   -1.72  12.32  -2.63

PRINCIPAL
INTERNATIONAL FUND,
INC. - CLASS A/ (C)/    -24.97  -24.97  -4.81   0.98   7.32    7.02        -24.97   -8.64   25.82    8.48   12.22  23.76  11.56
Invista International
Broad Markets
Composite               -24.79  -24.79  -3.93   1.95   8.55                -24.79   -7.57   25.78   10.47   12.43  24.54  14.07
 MSCI EAFE (Europe,
 Australia, Far East)
 Index-ND               -21.44  -21.44  -5.05   0.89   4.46                -21.44  -14.17   26.96   20.00    1.78   6.05  11.21
 Morningstar Foreign
 Stock Category         -21.93  -21.93  -1.67   2.34   6.32                -21.93  -15.66   44.49   13.00    5.43  12.39   9.82
 Lipper International
 Fund Average           -21.71  -21.71  -2.07   2.24   6.41                -21.71  -15.60   42.16   12.77    6.08  12.27   9.67

PRINCIPAL
INTERNATIONAL SMALLCAP
FUND, INC. - CLASS A/
(B)/                    -23.87  -23.87   6.84    N/A    N/A    7.57        -23.87  -13.28   84.72   14.40
Invista International
Small Cap Equity
Composite               -21.87  -21.87   8.80  11.01    N/A                -21.87  -11.70   86.79   13.24   15.62  40.53   3.61
 MSCI EAFE Small Cap
 Index                  -12.51  -12.51  -1.07    N/A    N/A                -12.51   -7.56   19.73
 Morningstar Foreign
 Stock Category         -21.93  -21.93  -1.67   2.34   6.32                -21.93  -15.66   44.49   13.00    5.43  12.39   9.82
 Lipper International
 Small-Cap Fund
 Average                -21.82  -21.82   5.53   7.26   7.46                -21.82  -14.82   79.83   13.95    2.96  18.74   7.69

PRINCIPAL PACIFIC
BASIN FUND, INC. -
CLASS A/ (A)/           -27.42  -27.42    N/A    N/A    N/A  -30.30        -27.42
BT Pacific Basin
Composite               -24.79  -24.79   6.44  -1.37    N/A                -24.79  -31.01  132.40    7.35  -27.91
 MSCI Pacific Free
 Index-ND               -25.40  -25.40  -4.44  -7.80  -2.43                -25.40  -25.78   56.65    2.72  -25.87  -8.30   2.95
 Morningstar
 Diversified
 Pacific/Asia Stock
 Category               -20.06  -20.06   0.18  -7.89   1.77                -20.06  -35.75   92.50   -5.91  -27.90   4.02   2.39
 Lipper Pacific Region
 Fund Average           -20.08  -20.08   0.74  -6.80   1.71                -20.08  -34.24   90.74   -5.94  -26.89   3.58   3.92

                        ----------------------------------------------     ------------------------------------------------------
 /(a)/ SEC effective date 05/01/00
 /(b)/ SEC effective date 08/29/97
 /(c)// /SEC effective date 05/12/81




                         1994   1993     1992
                        -----------------------
PRINCIPAL EUROPEAN
EQUITY FUND, INC. -
CLASS A/ (A)/
BT European Composite     8.49  43.12
 MSCI Europe (15)         2.28  29.28    -4.71
 Index-ND
 Morningstar Europe       2.52  28.15    -6.82
 Stock Category
 Lipper European          1.60  27.96    -4.85
 Region Fund Average

PRINCIPAL
INTERNATIONAL EMERGING
MARKETS FUND, INC. -
 CLASS A/ (B)/
Invista International
Emerging Markets
Equity Composite
 MSCI Emerging Markets   -8.67  71.26
 Free Index-ID
 Morningstar             -9.27  73.26     0.26
 Diversified Emerging
 Markets Category
 Lipper Emerging        -12.35  71.62    -0.04
 Markets Fund Average

PRINCIPAL                -5.26  46.34     0.81
INTERNATIONAL FUND,
INC. - CLASS A/ (C)/
Invista International    -2.38  44.82     2.73
Broad Markets
Composite
 MSCI EAFE (Europe,       7.78  32.56   -12.17
 Australia, Far East)
 Index-ND
 Morningstar Foreign     -0.40  36.71    -4.54
 Stock Category
 Lipper International    -1.00  36.49    -4.47
 Fund Average

PRINCIPAL
INTERNATIONAL SMALLCAP
FUND, INC. - CLASS A/
(B)/
Invista International
Small Cap Equity
Composite
 MSCI EAFE Small Cap
 Index
 Morningstar Foreign     -0.40  36.71    -4.54
 Stock Category
 Lipper International    -5.49  43.98    -4.09
 Small-Cap Fund
 Average

PRINCIPAL PACIFIC
BASIN FUND, INC. -
CLASS A/ (A)/
BT Pacific Basin
Composite
 MSCI Pacific Free       12.76  36.21   -18.56
 Index-ND
 Morningstar             -5.49  59.02    -3.03
 Diversified
 Pacific/Asia Stock
 Category
 Lipper Pacific Region   -5.56  60.50    -2.85
 Fund Average

                        -----------------------
 /(a)/ SEC effective date 05/01/00
 /(b)/ SEC effective date 08/29/97
 /(c)// /SEC effective date 05/12/81

PERFORMANCE RESULTS - INCOME FUNDS

                              AVERAGE ANNUAL PERFORMANCE                                      ANNUAL PERFORMANCE
                             (THROUGH DECEMBER 31, 2001)                                   (YEAR ENDED DECEMBER 31)

                                                        LIFE
                        YTD   1 YR  3 YR  5 YR  10 YR  OF FUND       2001  2000   1999   1998  1997   1996  1995   1994   1993
                        ----------------------------------------     ------------------------------------------------------------
PRINCIPAL BOND FUND,
INC. - CLASS A/ //(A)/  7.78  7.78  4.06  6.02  6.97    8.25         7.78   7.82  -3.04  7.14  10.96  2.27  22.28  -4.35  12.76
Principal Capital - II
Multi Sector Fixed
Income Composite        8.43  8.43  6.48  7.50  7.56                 8.43  12.00  -0.57  7.97  10.16  3.94  18.41  -2.05  10.67
 Lehman Brothers
 Aggregate Bond Index   8.42  8.42  6.27  7.43  7.23                 8.42  11.63  -0.82  8.69   9.65  3.63  18.47  -2.92   9.75
 Morningstar
 Intermediate-Term
 Bond Category          7.36  7.36  5.12  6.29  6.70                 7.36   9.45  -1.22  7.42   8.76  3.30  17.35  -3.73  10.39
 Lipper Corporate Debt
 BBB Rated Fund
 Average                7.41  7.41  4.58  5.94  7.31                 7.41   7.99  -2.16  5.62  10.37  4.25  20.81  -5.45  13.91

PRINCIPAL GOVERNMENT
SECURITIES INCOME
FUND, INC. -            6.75  6.75  5.79  6.84  6.62    8.61         6.75  10.90   0.01  7.19   9.69  3.85  19.19  -4.89   9.16
 CLASS A/ (B)/
Principal Capital - II
Mortgage Backed
Securities Composite    7.51  7.51  6.17  7.21  6.81                 7.51  11.08   0.22  7.62   9.97  3.90  19.10  -4.41   9.21
 Lehman Brothers GNMA
 Index                  8.22  8.22  7.01  7.49  7.17                 8.22  11.11   1.93  6.91   9.53  5.54  17.04  -1.50   6.59
 Morningstar
 Intermediate
 Government Category    6.84  6.84  5.33  6.33  6.21                 6.84  10.76  -1.44  7.45   8.45  2.80  16.42  -4.02   8.03
 Lipper GNMA Fund
 Average                7.35  7.35  5.97  6.55  6.41                 7.35  10.41   0.08  6.46   8.84  3.73  16.58  -2.42   6.55

PRINCIPAL LIMITED TERM
BOND FUND, INC. -
CLASS A/ (C)/           6.29  6.29  5.26  5.82   N/A    5.77         6.29   8.67   0.96  6.70   6.74  4.85
Principal Capital - II
Limited Term Fixed
Income Composite        7.19  7.19  5.62  6.05   N/A                 7.19   8.81   1.05  6.79   6.64  4.85
 Lehman Brothers
 Mutual Fund 1-5
 Gov't./Credit Index    9.03  9.03  6.62  6.92  6.49                 9.03   8.91   2.09  7.63   7.13  4.67  12.88  -0.72   7.10
 Morningstar
 Short-Term Bond
 Category               7.32  7.32  5.82  5.99  5.89                 7.32   8.14   2.12  6.28   6.51  4.35  11.48  -0.86   6.86
 Lipper
 Short-Intermediate
 Investment Grade Debt
 Index                  7.19  7.19  5.62  6.09  5.99                 7.19   8.27   0.70  6.33   6.63  4.10  13.13  -2.36   8.12

PRINCIPAL TAX-EXEMPT
BOND, INC. - CLASS A/
(D)/                    5.68  5.68  3.38  4.85  5.98    6.91         5.68   7.96  -3.17  5.08   9.19  4.60  20.72  -9.44  12.44
Principal Capital - II
Municipal Fixed Income
Composite               6.03  6.03  3.50  4.94  6.01                 6.03   8.02  -3.18  5.10   9.19  4.59  20.71  -9.45  12.46
 Lehman Brothers
 Municipal Bond Index   5.13  5.13  4.76  5.98  6.62                 5.13  11.68  -2.06  6.48   9.20  4.43  17.46  -5.17  12.28
 Morningstar Muni
 National Long
 Category               4.03  4.03  2.89  4.62  5.85                 4.03  10.17  -4.86  5.31   9.27  3.31  17.14  -6.61  12.29
 Lipper General
 Municipal Debt Fund
 Average                3.90  3.90  3.24  4.79  5.86                 3.90  10.83  -4.68  5.26   9.11  3.27  16.92  -6.60  12.48

                        ----------------------------------------     ------------------------------------------------------------
 /(a)/ SEC effective date 12/18/87
 /(b)/ SEC effective date 05/12/85
 /(c)// /SEC effective date 02/29/96
 /(//d)// /SEC effective date 03/20/86




                         1992
                        ------
PRINCIPAL BOND FUND,     8.61
INC. - CLASS A/ //(A)/
Principal Capital - II   8.25
Multi Sector Fixed
Income Composite
 Lehman Brothers         7.40
 Aggregate Bond Index
 Morningstar             7.20
 Intermediate-Term
 Bond Category
 Lipper Corporate Debt   8.91
 BBB Rated Fund
 Average

PRINCIPAL GOVERNMENT     6.13
SECURITIES INCOME
FUND, INC. -
 CLASS A/ (B)/
Principal Capital - II   6.13
Mortgage Backed
Securities Composite
 Lehman Brothers GNMA    7.42
 Index
 Morningstar             6.39
 Intermediate
 Government Category
 Lipper GNMA Fund        6.32
 Average

PRINCIPAL LIMITED TERM
BOND FUND, INC. -
CLASS A/ (C)/
Principal Capital - II
Limited Term Fixed
Income Composite
 Lehman Brothers         6.83
 Mutual Fund 1-5
 Gov't./Credit Index
 Morningstar             6.15
 Short-Term Bond
 Category
 Lipper                  6.66
 Short-Intermediate
 Investment Grade Debt
 Index

PRINCIPAL TAX-EXEMPT     9.62
BOND, INC. - CLASS A/
(D)/
Principal Capital - II   9.62
Municipal Fixed Income
Composite
 Lehman Brothers         8.82
 Municipal Bond Index
 Morningstar Muni        8.77
 National Long
 Category
 Lipper General          8.90
 Municipal Debt Fund
 Average

                        ------
 /(a)/ SEC effective date 12/18/87
 /(b)/ SEC effective date 05/12/85
 /(c)// /SEC effective date 02/29/96
 /(//d)// /SEC effective date 03/20/86

IMPORTANT NOTES TO THE APPENDIX


DOW JONES UTILITIES INDEX WITH INCOME is a price-weighted average of 15 utility companies that are listed on the New York Stock Exchange and are involved in the production of electrical energy.


LEHMAN BROTHERS AGGREGATE BOND INDEX represents securities that are U.S. domestic, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.


LEHMAN BROTHERS GNMA INDEX is an unmanaged index of 15- and 30-year fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA) and Graduated Payment Mortgages (GPMs) with at least $100 million outstanding and one year or more to maturity.


LEHMAN BROTHERS MUTUAL FUND 1-5 GOVERNMENT/CREDIT INDEX is composed of treasury notes, agencies, and credits rated BBB or better, and with maturities of 1 year or greater and 5 years or less. It is a rolling mix of issues, as new issues are added and issues becoming less than 1 year to maturity are deleted.


LEHMAN BROTHERS MUNICIPAL BOND INDEX is an unmanaged index of investment-grade, tax-exempt bonds which have been issued within the last five years and at least one year or more to maturity. This index is classified into four main sectors:
General Obligation, Revenue, Insured and Prerefunded.


MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EAFE (EUROPE, AUSTRALIA AND FAR
EAST) INDEX is a stock index designed to measure the investment returns of developed economies outside of North America.


MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EAFE (EUROPE, AUSTRALIA AND FAR
EAST) SMALLCAP INDEX is a stock index designed to measure the investment returns small cap companies of developed economies outside of North America.


MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EMF (EMERGING MARKETS FREE) INDEX
 is capitalization weighted and consists of stocks from 26 countries. These countries include: Argentina, Brazil, Chile, China Free, Columbia, Czech Republic, Greece, Hungary, India, Indonesia Free, Israel, Jordan, Korea at 50%, Malaysia Free, Mexico Free, Pakistan, Peru, Philippines Free, Poland, Portugal, South Africa, Sri Lanka, Taiwan at 50%, Thailand Free, Turkey and Venezuela.


MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EUROPE (15) INDEX is a capitalization-weighted index. The index is designed to track the broader MSCI EMU Benchmark containing stocks in ten EMU member countries.


MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) PACIFIC FREE INDEX is a market capitalization-weighted index representing all of the Morgan Stanley Capital International developed markets in the Pacific. It comprises six of the twenty-two countries that are included in the Morgan Stanley Capital International World. This index is created by aggregating the six different country indexes, all of which are created separately. This index is calculated with gross dividends reinvested. The countries represented by this index are:
Australia, Hong Kong, Japan, Malaysia, New Zealand and Singapore. The "Free" aspect indicates that this index includes only securities that are allowed to be purchased by global investors.
    This Supplement Must Be Preceded or Accompanied by a Current Prospectus.

MORGAN STANLEY REIT INDEX is a total-return index comprised of the most actively traded real estate investment trusts, and is designed to be a measure of real estate equity performance.


RUSSELL 1000 GROWTH INDEX is an index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.


RUSSELL 1000 VALUE INDEX is an index that measures the performance of those Russell 1000 companies with lower price to book ratios and lower forecasted growth values.


RUSSELL 2000 INDEX measures the performance of the 2,000 smallest companies in the Russell 3000 Index.


RUSSELL 2000 GROWTH INDEX measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.


RUSSELL MIDCAP GROWTH INDEX measures the performance of those Russell MidCap companies with lower price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Value index.


RUSSELL MIDCAP INDEX is an index that measures the performance of the 800 smallest companies in the Russell 1000 Index.


S&P 500 INDEX is a market capitalization-weighted index of 500 widely held stocks often used as a proxy for the stock market. It measures the movement of the largest issues. Standard & Poor's chooses the member companies for the 500 based on market size, liquidity and industry group representation. Included are the stocks of industrial, financial, utility and transportation companies.


S&P/BARRA 500 VALUE INDEX is a market capitalization-weighted index of the stocks in the S&P 500 Index having the highest book to price ratios. The index consists of approximately half of the S&P 500 on a market capitalization basis.


S&P MIDCAP 400 INDEX includes approximately 10% of the capitalization of U.S. equity securities. These are comprised of stocks in the middle capitalization range. Any mid-sized stocks already included in the S&P 500 are excluded from this index.



MORNINGSTAR DIVERSIFIED EMERGING MARKETS CATEGORY: . Diversified emerging-markets funds invest in developing nations. Most funds divide their assets among 20 or more nations, although they tend to focus on the emerging markets of Asia and Latin America rather than on those of the Middle East, Africa, or Europe.



MORNINGSTAR DIVERSIFIED PACIFIC/ASIA STOCK CATEGORY: . Diversified Pacific/Asia stock funds have a wider investment range than other Asia-oriented funds. While Japan funds focus exclusively on Japan and Pacific ex-Japan funds emphasize Asia's developing nations, these funds can invest throughout the Pacific Rim, including Australia and New Zealand.



MORNINGSTAR DOMESTIC HYBRID CATEGORY: . Domestic-hybrid funds divide their assets among stocks. These funds tend to focus on conservative stocks and bonds.


MORNINGSTAR EUROPE STOCK CATEGORY: . Europe-stock funds invest in companies based in Europe. Most of these funds emphasize the region's larger and more developed markets. Currency fluctuations frequently affect investors' returns.



MORNINGSTAR FOREIGN STOCK CATEGORY: . Foreign-stock funds can invest in any country outside the United States. Most of these funds divide their assets among a dozen or more developed markets, including Japan, Britain, France, and Germany. They tend to invest the rest in emerging markets such as Hong Kong, Brazil, Mexico and Thailand.



MORNINGSTAR INTERMEDIATE GOVERNMENT CATEGORY: . Intermediate-term government funds devote at least 90% of their bond holdings to government issues. These funds have, on average, durations between 3.5 and six years.



MORNINGSTAR INTERMEDIATE-TERM BOND CATEGORY: . Intermediate-term bond funds have average durations that are greater than 3.5 years and less than six years. Most of the funds rotate among a variety of sectors in the bond market, based upon which appear to offer better values.



MORNINGSTAR LARGE BLEND CATEGORY: . Large-cap blend funds focus on big companies that are fairly representative of the overall stock market in both size and price. They tend to invest across the spectrum of U.S. industries and owing to their broad exposure, the funds' returns are often similar to the S&P 500 Index.



MORNINGSTAR LARGE GROWTH CATEGORY: . Large-cap growth funds invest in big companies that are projected to grow faster than the overall stock market. Most of these funds focus on either companies in rapidly expanding industries with a high percentage of sales coming from foreign markets.



MORNINGSTAR LARGE VALUE CATEGORY: . Large-cap value funds focus on big companies that are less expensive than the market as a whole. They often come from the utilities, energy, financial, and cyclical sectors, and many pay dividends. They also generally have more-stable stock prices.



MORNINGSTAR MID-CAP BLEND CATEGORY: . The typical mid-cap blend fund invests in stocks of various sizes and mixed characteristics, giving it a middle-of-the road profile. Most shy away from high-priced growth stocks, but aren't so price-conscious that they land in value territory.



MORNINGSTAR MID-CAP GROWTH CATEGORY: . Some mid-cap growth funds invest in stocks of all sizes, but most focus directly on mid-size companies. Mid-cap growth funds target firms that are projected to grow faster than the overall market, therefore commanding relatively higher prices. Many of these stocks are found in the volatile technology, health-care, and services sectors.



MORNINGSTAR MUNI NATIONAL LONG CATEGORY: . Muni National Long-Term Bond funds invest municipal bonds. Such bonds are issued by various state and local governments to fund public projects and are free from federal taxes. To lower risk, these funds spread their assets across many states and sectors. They focus on bonds with maturities of 10 years or more.



MORNINGSTAR SHORT-TERM BOND CATEGORY: . Short-term bond funds have durations that stay between one and 3.5 years. These funds invest in a variety of bonds, from the most creditworthy, such as Treasury bonds, to mortgages and corporates, and on rare occasions, even more speculative high-yield and emerging markets debt.

MORNINGSTAR SMALL BLEND CATEGORY: . Small-cap blend funds favor firms at the smaller end of the market-capitalization range, and are flexible in the types of small caps they buy. They own everything from fairly cheap, out-of-favor stocks to somewhat expensive growth stocks. They thus provide exposure both to traditional value sectors, such as financials and cyclicals, and to growth sectors like technology and health care.



MORNINGSTAR SMALL GROWTH CATEGORY: . Small-cap growth funds focus on stocks at the lower end of the market-capitalization range. These funds tend to favor companies in up-and-coming industries or young firms in their early growth stages and tend to be volatile.



MORNINGSTAR SPECIALTY - REAL ESTATE CATEGORY: . Specialty real-estate funds invest primarily in real-estate investment trusts (REITs) of various types. The performance of these funds is less connected to the overall market than most other types of stock funds.



MORNINGSTAR SPECIALTY - UTILITIES: . Specialty-utilities funds invest in phone, power, gas, and water companies. These types of companies have historically been conservative investments that pay sturdy dividends. These funds tend to provide relatively little capital appreciation, and more in the way of yield. These funds are sensitive to interest rates and industry changes.



LIPPER BALANCED FUND AVERAGE: . This average consists of funds whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%. The one-year average currently contains 448 funds.



LIPPER CORPORATE DEBT BBB RATED FUND AVERAGE: . This average consists of funds which invest at least 65% of their assets in corporate and government debt issues rated in the top four grades. The one-year average currently contains 151 funds.



LIPPER EMERGING MARKETS FUND AVERAGE: . This average consists of funds which invest at least 65% of their total assets in emerging market equity securities, where "emerging market" is defined by a country's GNP per capita or other economic measures. The one-year average currently contains 182 funds.



LIPPER EUROPEAN REGION FUND AVERAGE: . This average consists of funds that concentrate investments in equity securities whose primary trading markets or operations are concentrated in the European region or a single country within this region. The one-year average currently consists of 166 funds.



LIPPER GENERAL MUNICIPAL DEBT FUND AVERAGE: . This average consists of funds which invest at least 65% of their assets in the top four credit ratings. The one-year average currently contains 272 funds.



LIPPER GNMA FUND AVERAGE: . This average consists of funds which invest at least 65% of their assets in Government National Mortgage Association securities. The one-year average currently contains 59 funds.



LIPPER INTERNATIONAL FUND AVERAGE: . This average consists of funds which invest in securities primarily traded in markets outside of the United States. The one-year average currently contains 712 funds.

LIPPER INTERNATIONAL SMALL-CAP FUND AVERAGE: . This average consists of funds which invest at least 65% of their assets in equity securities of non-United States companies with market capitalizations less than U.S. $1 billion at the time of purchase. The one-year average currently contains 83 funds.



LIPPER LARGE-CAP CORE FUND AVERAGE: . This average consists of funds which invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. The one-year average currently contains 688 funds.



LIPPER LARGE-CAP GROWTH FUND AVERAGE: . This average consists of funds which invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. The one-year average currently contains 796 funds.



LIPPER LARGE-CAP VALUE FUND AVERAGE: . This average consists of funds which invest at least 75% of their equity assets in companies with market capitalizations of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. The one-year average currently contains 273 funds.



LIPPER MID-CAP CORE FUND AVERAGE: . This average consists of funds that invest at least 75% of their equity assets in companies with market capitalizations of less than 300% of the dollar weighted median market capitalization of the S&P Mid-Cap 400 Index. The one-year average currently contains 140 funds.



LIPPER MID-CAP GROWTH FUND AVERAGE: . This average consists of funds which invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of less than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. The one-year average currently contains 420 funds.



LIPPER PACIFIC REGION FUND AVERAGE: . This average consists of funds that concentrate investments in equity securities with primary trading markets operations concentrated in the Western Pacific Basin region or a single country within this region. The one-year average currently contains 66 funds.



LIPPER REAL ESTATE FUND AVERAGE: . This average consists of funds which invest 65% of their equity portfolio in equity securities of domestic and foreign companies engaged in the real estate industry. The one-year average currently contains 138 funds.



LIPPER S&P 500 INDEX FUND AVERAGE: . This average consists of funds that are passively managed, have limited expenses (advisor fee no higher than 0.50%), and are designed to replicate the performance of the Standard & Poor's 500 Index on a reinvested basis. The one-year average currently contains 151 funds.



LIPPER SHORT-INTERMEDIATE INVESTMENT GRADE DEBT FUND AVERAGE: . This average consists of funds which invest at least 65% of their assets in investment-grade debt issues rated in the top four grades with dollar-weighted average maturities of one to five years. The one-year average currently contains 122 funds.
    This Supplement Must Be Preceded or Accompanied by a Current Prospectus.

LIPPER SMALL-CAP CORE FUND AVERAGE: . This average consists of funds which invest at least 75% of their equity assets in companies with market capitalizations of less than 250% of the dollar-weighted median market capitalization of the S&P Small-Cap 600 Index. The one-year average currently contains 241 funds.



LIPPER SMALL-CAP GROWTH FUND AVERAGE: . This average consists of funds that invest at least 75% of their equity assets in companies with market capitalizations of less than 250% of the dollar weighted median market capitalization of the S&P Small-Cap 600 Index. These funds normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in a major unmanaged stock index. The one-year average currently contains 354 funds.



LIPPER UTILITY FUND AVERAGE: . This average consists of funds which invest 65% of their equity portfolio in utility shares. The one-year average currently contains 94 funds.



                        SUPPLEMENT DATED APRIL 24, 2002
                    TO THE PRINCIPAL MUTUAL FUNDS PROSPECTUS

                              DATED MARCH 1, 2002

                           CLASS A AND CLASS B SHARES


Effective April 22, 2002, the following changes are made to the prospectus for the Principal Mutual Funds.


The individuals now responsible for the day-to-day management of the PRINCIPAL UTILITIES FUND, INC. are:


FERNANDO DIAZ. . Mr. Diaz has been a portfolio manager with Invista Capital Management LLC since 2002 and is also a vice president and assistant portfolio manager for Spectrum Asset Management, Inc. (an affiliate of Invista). Prior to joining Spectrum in 2000, he was head of preferred trading at Spear, Leeds & Kellogg (1999 to 2000) and Pershing (1995 to 1999) where he successfully initiated preferred trading operations at both firms. Mr. Diaz has also worked at Goldman Sachs as an analyst in the Investment Banking division and in the Preferred Stock division as a trader and product analyst.



JOSEPH J. URCIUOLI. . Mr. Urciuoli has been a portfolio manager for Invista Capital Management LLC since 2002 and is also director of research for Spectrum Asset Management, Inc. (an affiliate of Invista) since 1998. From 1993 through 1998, he was a fixed-income analyst and assistant portfolio manager for Presidential Life Insurance Company. He has also been an equity analyst with STandard & Poor's and the American Stock Exchange. Mr. Urciuoli earned an MBA in finance and a bachelor's degree in finance from Long Island University.


The following additions are made as indicated:


 to "Waiver of the sales charge (Class B shares)"" on page 64:

The CDSC is waived on Class B shares which are sold:
..    from a  retirement  plan  meeting  the  requirements  of Section 401 of the
     Internal Revenue Code (401(k), Profit Sharing and Money Purchase Pension Plans) that transfers to a group annuity contract distributed by Principal Life.


 to "Establish a Direct Deposit" on page 81

..    For the CASH MANAGEMENT FUND (Class A shares) only
..    You may set up a direct  deposit  to your  existing  Cash  Management  Fund account via UMB Bank, N.A. Simply provide a voided check or voided deposit slip to the entity making the payment(s) to you and request that they forward the funds to your account..


 to "Sell shares by checkwriting (Class A shares of CASH MANAGMENT FUND only)" on page 83

..    Checkwriting  may be  converted  to a  point-of-purchase  debit  from  your account. This only applies if such service is available at the business with which you are doing business.

MM 625 Q-5

                         SUPPLEMENT DATED APRIL 24, 2002
                    TO THE PRINCIPAL MUTUAL FUNDS PROSPECTUS
                           CLASS A AND CLASS B SHARES
                              DATED MARCH 1, 2002


THE FOLLOWING INFORMATION IS AN UPDATE THROUGH MARCH 31, 2002, AND REPLACES SIMILAR INFORMATION FOUND IN THE PROSPECTUS DATED MARCH 1, 2002.


APPENDIX A


RELATED PERFORMANCE OF THE SUB-ADVISORS


Certain Funds have only limited historical performance data. The following tables set forth historical information about client accounts managed by a Sub-Advisor that have investment objectives and strategies similar to those of the corresponding Fund the Sub-Advisor manages. These client accounts may consist of individuals, institutions and other mutual funds. This composite data is provided to illustrate the past performance of each Sub-Advisor in managing similar accounts and does not represent the performance of any Fund.


On the following pages "composite performance" is shown for each Sub-Advisor with regard to all of those similarly managed accounts. The composite performance is computed based upon essentially the Sub-Advisor's asset weighted "average" performance with regard to such accounts. The composite performance information shown is based on a composite of all accounts of each Sub-Advisor (and its predecessor, if any) having substantially similar investment objectives, policies and strategies to the corresponding Fund. The composite results reflect the deduction of all fees and expenses actually incurred by the client accounts.


Portions of the information below are based on data supplied by the Sub-Advisors and from statistical services, reports or other sources believed by the Manager to be reliable. However, such information has not been verified or audited by the Manager.


Some of the accounts included in the composites are not mutual funds registered under the 1940 Act. Those accounts are not subject to investment limitations, diversification requirements and other restrictions imposed by the 1940 Act and the Internal Revenue Code. If such requirements were applicable to these accounts, the performance shown may have been lower.


The performance data should not be considered as an indication of future performance of any Fund or any Sub-Advisor. In addition, the effect of taxes is not reflected in the information below as it will depend on the investor's tax status.


The performance of Class B shares will vary from the performance of Class A shares based on the differences in sales charges and fees.
MM 625 Q-5
    This Supplement Must Be Preceded or Accompanied by a Current Prospectus.

                                                                                AVERAGE ANNUAL PERFORMANCE
                                                                                 (THROUGH MARCH 31, 2002)

                                                                                                                     LIFE
                                                                 YTD       1 YR      3 YR       5 YR     10 YR     OF FUND
                                                               ---------------------------------------------------------------

PRINCIPAL BALANCED FUND, INC. - CLASS A/ //(A)/                -0.36     0.21      -2.26      3.76      6.73      8.19

Invista Balanced Composite                                     0.20      2.63      1.62       6.85      9.20

Principal Capital - II Multi Sector Fixed Income Composite     0.05      4.92      6.46       7.56      7.73
 S&P 500 Index
                                                               0.27      0.24      -2.53      10.17     13.25
 Lehman Brothers Aggregate Bond Index
                                                               0.09      5.35      6.49       7.56      7.38
 Morningstar Domestic Hybrid Category
                                                               0.23      1.60      2.00       7.02      9.11



PRINCIPAL BLUE CHIP FUND, INC. - CLASS A/ //(B)/               -2.92     -7.60     -8.65      2.74      7.74      8.01

Invista Large Cap Blend Composite                              -2.72     -6.77     -8.62      3.70      N/A
 S&P 500 Index
                                                               0.27      0.24      -2.53      10.17     13.25
 Morningstar Large Blend Category
                                                               -0.28     -1.60     -2.29      8.58      11.50



PRINCIPAL CAPITAL VALUE FUND, INC. - CLASS A/ //(C)/           4.00      1.89      -3.93      4.81      9.32      11.50

Invista Large Cap Value Composite                              3.78      2.97      -2.67      6.11      N/A
 Russell 1000 Value Index
                                                               4.09      4.39      3.63       11.46     14.45
 Morningstar Large Value Category
                                                               2.07      2.55      3.12       9.04      12.11



PRINCIPAL GROWTH FUND, INC. - CLASS A/ //(C)/                  -3.48     -6.67     -10.59     2.27      7.63      9.50

Invista Large Cap Quality Growth Composite /(d)/               -3.27     -5.77     N/A        N/A       N/A
 Russell Midcap Growth Index
                                                               -1.77     4.69      0.42       9.43      11.24
 Morningstar Large Growth Category
                                                               -2.66     -5.54     -6.18      8.12      10.02



PRINCIPAL LARGECAP STOCK FUND INDEX - CLASS A/ //(E)/          0.12      -0.59     N/A        N/A       N/A       -7.51

Invista S&P 500 Index Composite                                0.19      -0.19     -2.91      9.76      N/A
 S&P 500 Index
                                                               0.27      0.24      -2.53      10.17     13.25
 Morningstar Large Blend Category
                                                               -0.28     -1.60     -2.29      8.58      11.50


                                                               ---------------------------------------------------------------
 /(a)/ SEC effective date 12/18/87
 /(b)/ SEC effective date 03/01/91
 /(c)// /SEC effective date 10/15/69
 /(d)// /Invista's large cap growth investment team joined the firm at the end of 1999. Prior to joining Invista, this same team accumulated more than seven years of successful history in the management of large cap growth equities while employed by another firm.
 /(e)// /SEC effective date 03/01/00
                                                                                              ANNUAL PERFORMANCE
                                                                                           (YEAR ENDED DECEMBER 31)


                                                                 2001       2000       1999      1998      1997      1996
                                                               --------------------------------------------------------------
PRINCIPAL BALANCED FUND, INC. - CLASS A/ //(A)/                -7.16      -0.71      0.63      11.20     17.29     13.00
Invista Balanced Composite                                     -3.01      -6.47      2.20      12.17     20.03     10.69
Principal Capital - II Multi Sector Fixed Income Composite     8.43       12.00      -0.57     7.97      10.16     3.94
 S&P 500 Index                                                 -11.88     -9.11      21.04     28.58     33.36     22.96
 Lehman Brothers Aggregate Bond Index                          8.42       11.63      -0.82     8.69      9.65      3.63
 Morningstar Domestic Hybrid Category                          -4.01      2.06       8.24      12.50     18.24     13.07


PRINCIPAL BLUE CHIP FUND, INC. - CLASS A/ //(B)/               -18.13     -10.89     11.96     16.55     26.25     16.78
Invista Large Cap Blend Composite                              -17.50     -12.12     9.57      24.70     29.66     24.35
 S&P 500 Index                                                 -11.88     -9.11      21.04     28.58     33.36     22.96
 Morningstar Large Blend Category                              -13.68     -6.97      19.72     21.95     27.43     20.37


PRINCIPAL CAPITAL VALUE FUND, INC. - CLASS A/ //(C)/           -8.55      -0.08      -6.86     12.13     28.69     23.42
Invista Large Cap Value Composite                              -8.30      3.88       -7.12     18.04     28.94     22.18
 Russell 1000 Value Index                                      -5.59      7.02       7.35      15.63     35.18     21.64
 Morningstar Large Value Category                              -5.37      5.47       6.63      13.10     27.01     20.79


PRINCIPAL GROWTH FUND, INC. - CLASS A/ //(C)/                  -26.10     -10.64     16.13     20.37     28.41     12.23

Invista Large Cap Quality Growth Composite /(d)/               -25.45     -10.24
 Russell Midcap Growth Index                                   -20.16     -11.74     51.29     17.86     22.54     17.48
 Morningstar Large Growth Category                             -23.63     -14.09     39.72     33.56     25.00     18.95



PRINCIPAL LARGECAP STOCK FUND INDEX - CLASS A/ //(E)/          -12.53     -2.94
                                                                                               28.1
Invista S&P 500 Index Composite                                -12.30     -9.44      20.62     8         32.89     22.51
 S&P 500 Index                                                 -11.88     -9.11      21.04     28.58     33.36     22.96
 Morningstar Large Blend Category                              -13.68     -6.97      19.72     21.95     27.43     20.37


                                                               --------------------------------------------------------------
 /(a)/ SEC effective date 12/18/87
 /(b)/ SEC effective date 03/01/91
 /(c)// /SEC effective date 10/15/69
 /(d)// /Invista's large cap growth investment team joined the firm at the end of 1999. Prior to joining Invista, this same team accumulated more than seven years of successful history in the management of large cap growth equities while employed by another firm.
 /(e)// /SEC effective date 03/01/00




                                                                 1995      1994      1993       1992
                                                               ----------------------------------------
PRINCIPAL BALANCED FUND, INC. - CLASS A/ //(A)/                23.39     -3.38     9.01      10.47
Invista Balanced Composite                                     26.88     -1.63     14.25     10.73
Principal Capital - II Multi Sector Fixed Income Composite     18.41     -2.05     10.67     8.25
 S&P 500 Index                                                 37.58     1.32      10.08     7.62
 Lehman Brothers Aggregate Bond Index                          18.47     -2.92     9.75      7.40
 Morningstar Domestic Hybrid Category                          24.87     -2.56     12.07     8.22


PRINCIPAL BLUE CHIP FUND, INC. - CLASS A/ //(B)/               33.19     3.36      2.62      6.09

Invista Large Cap Blend Composite
 S&P 500 Index                                                 37.58     1.32      10.08     7.62
 Morningstar Large Blend Category                              31.99     -1.08     11.12     7.62


PRINCIPAL CAPITAL VALUE FUND, INC. - CLASS A/ //(C)/           31.90     0.21      7.56      9.09

Invista Large Cap Value Composite
 Russell 1000 Value Index                                      38.35     -1.99     18.12     13.81
 Morningstar Large Value Category                              32.28     -0.81     13.25     9.89


PRINCIPAL GROWTH FUND, INC. - CLASS A/ //(C)/                  33.47     3.21      7.51      10.16

Invista Large Cap Quality Growth Composite /(d)/
 Russell Midcap Growth Index                                   33.98     -2.16     11.19     8.71
 Morningstar Large Growth Category                             32.27     -2.32     10.31     5.83



PRINCIPAL LARGECAP STOCK FUND INDEX - CLASS A/ //(E)/

Invista S&P 500 Index Composite                                37.07     1.05
 S&P 500 Index                                                 37.58     1.32      10.08     7.62
 Morningstar Large Blend Category                              31.99     -1.08     11.12     7.62


                                                               ----------------------------------------
 /(a)/ SEC effective date 12/18/87
 /(b)/ SEC effective date 03/01/91
 /(c)// /SEC effective date 10/15/69
 /(d)// /Invista's large cap growth investment team joined the firm at the end of 1999. Prior to joining Invista, this same team accumulated more than seven years of successful history in the management of large cap growth equities while employed by another firm.
 /(e)// /SEC effective date 03/01/00

PERFORMANCE RESULTS - DOMESTIC GROWTH FUNDS
MM 625 Q-5
    This Supplement Must Be Preceded or Accompanied by a Current Prospectus.

                                AVERAGE ANNUAL PERFORMANCE                                        ANNUAL PERFORMANCE
                                 (THROUGH MARCH 31, 2002)                                      (YEAR ENDED DECEMBER 31)

                                                             LIFE
                         YTD    1 YR   3 YR   5 YR   10 YR  OF FUND        2001    2000   1999   1998   1997   1996   1995
                        ---------------------------------------------     ---------------------------------------------------
PRINCIPAL MIDCAP FUND,
INC. - CLASS A/ //(A)/  3.66   7.82    9.91   9.76   12.44  14.43         -4.40   15.36   11.62  -0.23  22.94  19.13  34.20
Invista Mid Cap Blend
Composite               3.87   8.67    9.24   10.48  12.11                -3.49   13.49   12.37  4.72   24.95  18.66  33.39
 Russell Midcap Index                                                                                                 34.4
                        4.25   9.92    8.15   12.51  13.87                -5.63   8.25    18.23  10.09  29.01  19.00  6
 Morningstar Mid-Cap
 Blend Category         2.55   8.97    6.91   10.57  11.90                -4.96   3.37    18.70  6.77   26.45  20.44  28.71


PRINCIPAL PARTNERS
EQUITY GROWTH FUND,
INC. - CLASS A/                                                                   -
//(//B)/                -3.27  -0.25   N/A    N/A    N/A    -8.88         -15.89  12.24
Morgan Stanley Equity
Growth Composite        -3.10  0.56    -1.79  9.75   13.85                -15.26  -11.00  39.42  21.11  31.40  31.23  45.03
 S&P 500 Index
                        0.27   0.24    -2.53  10.17  13.25                -11.88  -9.11   21.04  28.58  33.36  22.96  37.58
 Morningstar Large
 Growth Category        -2.66  -5.54   -6.18  8.12   10.02                -23.63  -14.09  39.72  33.56  25.00  18.95  32.27


PRINCIPAL PARTNERS
LARGECAP BLEND FUND,
INC. - CLASS A/ (//C)/  2.18   3.04    N/A    N/A    N/A    -1.34         -7.32
Federated Core Equity
Composite               2.08   4.68    7.86   16.26  N/A                  -5.75   -3.31   44.20  20.71  31.30  18.98
 S&P 500 Index
                        0.27   0.24    -2.53  10.17  13.25                -11.88  -9.11   21.04  28.58  33.36  22.96  37.58
 Morningstar Large
 Blend Category         -0.28  -1.60   -2.29  8.58   11.50                -13.68  -6.97   19.72  21.95  27.43  20.37  31.99


PRINCIPAL PARTNERS
LARGECAP GROWTH FUND,
INC. - CLASS A/ (//D)/  -4.39  -16.61  N/A    N/A    N/A    -32.06        -31.12
Duncan-Hurst Large-Cap
Growth Equity
Composite               -4.26  -15.45  -2.80  19.00  N/A                  -30.40  -13.82  30.46  39.20  37.21  32.16
 S&P 500 Index
                        0.27   0.24    -2.53  10.17  13.25                -11.88  -9.11   21.04  28.58  33.36  22.96  37.58
 Russell 1000 Growth
 Index                  -2.59  -2.00   -9.02  7.58   11.05                -20.42  -22.42  33.16  38.17  30.49  23.12  37.19
 Morningstar Large                                                                -14.0
 Growth Category        -2.66  -5.54   -6.18  8.12   10.02                -23.63  9       39.72  33.56  25.00  18.95  32.27


PRINCIPAL PARTNERS
LARGECAP VALUE FUND,
INC. - CLASS A/ (//C)/  4.03   10.96   N/A    N/A    N/A    9.55          4.39
Bernstein Diversified
Value Composite         5.28   11.81   8.22   N/A    N/A                  4.26    13.80
 Russell 1000 Value
 Index                  4.09   4.39    3.63   11.46  14.45                -5.59   7.02    7.35   15.63  35.18  21.64  38.35
 Morningstar Large
 Value Category         2.07   2.55    3.12   9.04   12.11                -5.37   5.47    6.63   13.10  27.01  20.79  32.28


                        ---------------------------------------------     ---------------------------------------------------
 /(a)/ SEC effective date 12/18/87
 /(b)/ SEC effective date 11/01/99
 /(c)// /SEC effective date 12/22/00
 /(//d)// /SEC effective date 03/01/00




                        1994   1993    1992
                        ---------------------
PRINCIPAL MIDCAP FUND,  3.03   12.29  14.81
INC. - CLASS A/ //(A)/
Invista Mid Cap Blend   5.46   -0.26  9.01
Composite
 Russell Midcap Index   -2.09  14.30  16.34
 Morningstar Mid-Cap    -1.61  14.50  14.93
 Blend Category


PRINCIPAL PARTNERS
EQUITY GROWTH FUND,
INC. - CLASS A/
//(//B)/
Morgan Stanley Equity   3.18   4.32   5.99
Growth Composite
 S&P 500 Index          1.32   10.08  7.62
 Morningstar Large      -2.32  10.31  5.83
 Growth Category


PRINCIPAL PARTNERS
LARGECAP BLEND FUND,
INC. - CLASS A/ (//C)/
Federated Core Equity
Composite
 S&P 500 Index          1.32   10.08  7.62
 Morningstar Large      -1.08  11.12  7.62
 Blend Category


PRINCIPAL PARTNERS
LARGECAP GROWTH FUND,
INC. - CLASS A/ (//D)/
Duncan-Hurst Large-Cap
Growth Equity
Composite
 S&P 500 Index          1.32   10.08  7.62
 Russell 1000 Growth    2.66   2.90   5.00
 Index
 Morningstar Large      -2.32  10.31  5.83
 Growth Category


PRINCIPAL PARTNERS
LARGECAP VALUE FUND,
INC. - CLASS A/ (//C)/
Bernstein Diversified
Value Composite
 Russell 1000 Value     -1.99  18.12  13.81
 Index
 Morningstar Large      -0.81  13.25  9.89
 Value Category


                        ---------------------
 /(a)/ SEC effective date 12/18/87
 /(b)/ SEC effective date 11/01/99
 /(c)// /SEC effective date 12/22/00
 /(//d)// /SEC effective date 03/01/00

PERFORMANCE RESULTS - DOMESTIC GROWTH FUNDS

MM 625 Q-5
    This Supplement Must Be Preceded or Accompanied by a Current Prospectus.

                                AVERAGE ANNUAL PERFORMANCE                                        ANNUAL PERFORMANCE
                                 (THROUGH MARCH 31, 2002)                                      (YEAR ENDED DECEMBER 31)

                                                             LIFE
                         YTD    1 YR   3 YR   5 YR   10 YR  OF FUND        2001    2000    1999    1998   1997   1996   1995
                        ---------------------------------------------     -----------------------------------------------------
PRINCIPAL PARTNERS
MIDCAP GROWTH FUND,
INC. - CLASS A/ (//A)/  -4.17  -2.88   N/A    N/A    N/A    -29.28        -28.07
Turner Midcap Growth
Composite               -3.83  -2.01   5.77   21.73  N/A                  -28.17  -8.10   126.09  26.33   41.77
 Russell Midcap Growth
 Index                  -1.77  4.69    0.42   9.43   11.24                -20.16  -11.74  51.29   17.86   22.54  17.48  33.98
 Morningstar Mid-Cap
 Growth Category        -2.32  -1.99   3.53   9.64   10.32                -21.28  -6.90   63.90   17.51   17.05  16.99  34.79


PRINCIPAL PARTNERS
SMALLCAP GROWTH FUND,
INC. -

 CLASS A/ (B)/          -8.50  -10.25  N/A    N/A    N/A    -28.14        -31.23
Berger Small Cap
Growth Composite        -8.82  -12.38  4.31   8.81   N/A                  -33.81  -8.15   104.16  3.15    16.18  16.78  33.80
 Russell 2000 Growth
 Index                  -1.96  4.95    0.16   4.76   6.69                 -9.23   -22.43  43.09   1.23    12.95  11.26  31.04
 Morningstar Small
 Growth Category        -1.41  8.61    10.37  10.91  10.13                -9.02   -5.71   61.45   4.49    18.19  19.99  35.44


PRINCIPAL REAL ESTATE
FUND, INC. - CLASS A/
//(//C)/                8.65   21.58   15.53  N/A    N/A    5.32          7.54    29.65   -4.76   -13.62
Principal Capital -
REI Real Estate
Composite               8.84   22.85   16.75  N/A    N/A                  8.73    31.15   -3.01   -10.20  19.83
 Morgan Stanley REIT
 Index                  8.30   22.79   15.81  7.77   N/A                  12.83   26.81   -4.55   -16.90  18.58  12.90
 Morningstar Specialty
 - Real Estate
 Category               8.02   20.31   14.78  7.46   10.86                8.93    25.83   -3.35   -15.79  23.05  31.68  15.17


PRINCIPAL SMALLCAP
FUND, INC. - CLASS A/
(//C)/                  1.36   12.83   9.23   N/A    N/A    4.02          0.45    -14.03  43.22   -5.68
Invista Small Company
Blend Composite         1.48   14.25   10.22  N/A    N/A                  1.79    19.86   12.50   -11.27  15.89
 Russell 2000 Index
                        3.99   13.98   9.83   9.52   11.13                2.49    -3.02   21.26   -2.55   22.36  16.50  28.45
 Morningstar Small
 Blend Category         4.87   19.30   17.10  12.10  12.80                8.41    12.84   18.18   -3.64   26.12  19.66  25.51


PRINCIPAL UTILITIES
FUND, INC. - CLASS A/
(//D)/                  -2.26  -24.87  -3.25  6.38   N/A    6.85          -28.20  18.23   2.25    22.50   29.58  4.56   33.87
Invista Utilities
Equity Composite        -2.10  -24.28  -2.88  6.55   N/A                  -27.63  18.43   10.05   13.92   17.65  14.91  17.87
 S&P 500 Index
                        0.27   0.24    -2.53  10.17  13.25                -11.88  -9.11   21.04   28.58   33.36  22.96  37.58
 Dow Jones Utilities
 w/Income Index         5.12   -16.88  5.30   11.13  N/A                  -26.25  51.07   -5.73   18.76   23.11  9.08   32.26
 Morningstar Specialty
 - Utilities Category   -1.32  -16.62  0.00   7.85   9.72                 -21.39  7.15    16.34   19.35   25.83  11.39  27.10


                        ---------------------------------------------     -----------------------------------------------------
 /(a)/ SEC effective date 03/01/00
 /(b)/ SEC effective date 12/22/00
 /(c)// /SEC effective date 12/31/97
 /(//d)// /SEC effective date 12/16/92




                         1994   1993    1992
                        ----------------------
PRINCIPAL PARTNERS
MIDCAP GROWTH FUND,
INC. - CLASS A/ (//A)/
Turner Midcap Growth
Composite
 Russell Midcap Growth  -2.16   11.19  8.71
 Index
 Morningstar Mid-Cap    -1.03   15.64  9.03
 Growth Category


PRINCIPAL PARTNERS
SMALLCAP GROWTH FUND,
INC. -

 CLASS A/ (B)/
Berger Small Cap
Growth Composite        13.73
 Russell 2000 Growth    -2.43   13.36  7.77
 Index
 Morningstar Small      -0.28   16.70  11.99
 Growth Category


PRINCIPAL REAL ESTATE
FUND, INC. - CLASS A/
//(//C)/
Principal Capital -
REI Real Estate
Composite
 Morgan Stanley REIT
 Index
 Morningstar Specialty  -0.62   21.11  15.87
 - Real Estate
 Category


PRINCIPAL SMALLCAP
FUND, INC. - CLASS A/
(//C)/
Invista Small Company
Blend Composite
 Russell 2000 Index     -1.82   18.88  18.41
 Morningstar Small      -0.97   16.65  14.39
 Blend Category


PRINCIPAL UTILITIES     -11.09  8.42
FUND, INC. - CLASS A/
(//D)/
Invista Utilities
Equity Composite
 S&P 500 Index                         7.
                                       6
                        1.32    10.08  2
 Dow Jones Utilities    -15.46  9.57
 w/Income Index
 Morningstar Specialty  -8.78   15.48  9.65
 - Utilities Category


                        ----------------------
 /(a)/ SEC effective date 03/01/00
 /(b)/ SEC effective date 12/22/00
 /(c)// /SEC effective date 12/31/97
 /(//d)// /SEC effective date 12/16/92

PERFORMANCE RESULTS - DOMESTIC GROWTH FUNDS

MM 625 Q-5
    This Supplement Must Be Preceded or Accompanied by a Current Prospectus.

PERFORMANCE RESULTS - INTERNATIONAL GROWTH FUNDS

                                AVERAGE ANNUAL PERFORMANCE                                        ANNUAL PERFORMANCE
                                 (THROUGH MARCH 31, 2002)                                      (YEAR ENDED DECEMBER 31)

                                                             LIFE
                         YTD    1 YR   3 YR   5 YR   10 YR  OF FUND        2001    2000    1999    1998    1997   1996   1995
                        ---------------------------------------------     ------------------------------------------------------
PRINCIPAL EUROPEAN
EQUITY FUND, INC. -
CLASS A/ (A)/           1.66   -6.64   N/A    N/A    N/A    -18.08        -23.94
                                                                                                  30.8
BT European Composite   1.58   -7.54   -5.75  5.45   N/A                  -24.64  -15.51  33.95   6       26.33   41.31  9.36
 MSCI Europe (15)
 Index-ND               -0.11  -5.57   -4.71  5.14   9.94                 -19.90  -8.39   15.89   28.53   23.80   21.09  21.62
 Morningstar Europe                                                                               21.5
 Stock Category         1.02   -5.79   -1.22  4.39   8.87                 -21.43  -6.58   26.11   6       18.42   24.99  16.26


PRINCIPAL
INTERNATIONAL EMERGING
MARKETS FUND, INC. -    12.09  15.58   6.52   N/A    N/A    -1.52         -5.11   -28.63  67.20   -17.42
 CLASS A/ (B)/

Invista International
Emerging Markets
Equity Composite        12.13  16.73   6.48   0.02   N/A                  -3.66   -28.63  63.25   -17.59  11.38   25.57  7.46
 MSCI Emerging Markets
 Free Index-ID          11.42  14.92   3.71   -5.25  2.23                 -4.91   -31.86  63.70   -27.52  -13.41  3.92   -6.95
 Morningstar
 Diversified Emerging
 Markets Category       11.89  15.65   5.89   -4.31  1.12                 -3.73   -31.11  71.86   -27.03  -3.68   13.35  -3.45


PRINCIPAL
INTERNATIONAL FUND,
INC. - CLASS A/ (C)/    -1.14  -10.57  -5.72  0.10   7.13   6.80          -24.97  -8.64   25.82   8.48    12.22   23.76  11.56
Invista International
Broad Markets
Composite               -0.46  -9.25   -4.87  1.17   8.18                 -24.79  -7.57   25.78   10.47   12.43   24.54  14.07
 MSCI EAFE (Europe,
 Australia, Far East)
 Index-ND               0.97   -8.25   -5.24  1.36   5.87                 -21.44  -14.17  26.96   20.00   1.78    6.05   11.21
 Morningstar Foreign
 Stock Category         1.48   -7.49   -1.88  2.29   6.66                 -21.93  -15.66  44.49   13.00   5.43    12.39  9.82


PRINCIPAL
INTERNATIONAL SMALLCAP
FUND, INC. - CLASS A/
(B)/                    2.82   -5.61   5.44   N/A    N/A    7.80          -23.87  -13.28  84.72   14.40
Invista International
Small Cap Equity
Composite               3.25   -3.05   7.41   11.09  N/A                  -21.87  -11.70  86.79   13.24   15.62   40.53  3.61
 MSCI EAFE Small Cap
 Index                  6.13   -0.40   -0.15  N/A    N/A                  -12.51  -7.56   19.73
 Morningstar Foreign
 Stock Category         1.48   -7.49   -1.88  2.29   6.66                 -21.93  -15.66  44.49   13.00   5.43    12.39  9.82


PRINCIPAL PACIFIC
BASIN FUND, INC. -
CLASS A/ (A)/           4.44   -16.81  N/A    N/A    N/A    -25.31        -27.42
BT Pacific Basin
Composite               5.83   -13.10  2.31   0.70   N/A                  -24.79  -31.01  132.40  7.35    -27.91
 MSCI Pacific Free
 Index-ND               2.20   -16.01  -7.19  -5.59  -0.13                -25.40  -25.78  56.65   2.72    -25.87  -8.30  2.95
 Morningstar
 Diversified
 Pacific/Asia Stock
 Category               9.69   -6.22   -0.21  -6.34  3.18                 -20.06  -35.75  92.50   -5.91   -27.90  4.02   2.39


                        ---------------------------------------------     ------------------------------------------------------
 /(a)/ SEC effective date 05/01/00
 /(b)/ SEC effective date 08/29/97
 /(c)// /SEC effective date 05/12/81




                        1994   1993     1992
                        ----------------------
PRINCIPAL EUROPEAN
EQUITY FUND, INC. -
CLASS A/ (A)/

BT European Composite   8.49   43.12
 MSCI Europe (15)       2.28   29.28  -4.71
 Index-ND
 Morningstar Europe     2.52   28.15  -6.82
 Stock Category


PRINCIPAL
INTERNATIONAL EMERGING
MARKETS FUND, INC. -
 CLASS A/ (B)/

Invista International
Emerging Markets
Equity Composite
 MSCI Emerging Markets  -8.67  71.26
 Free Index-ID
 Morningstar            -9.27  73.26  0.26
 Diversified Emerging
 Markets Category


PRINCIPAL               -5.26  46.34  0.81
INTERNATIONAL FUND,
INC. - CLASS A/ (C)/
Invista International   -2.3
Broad Markets           8      44.8   2.73
Composite                      2
 MSCI EAFE (Europe,     7.78   32.56  -12.17
 Australia, Far East)
 Index-ND
 Morningstar Foreign    -0.40  36.71  -4.54
 Stock Category


PRINCIPAL
INTERNATIONAL SMALLCAP
FUND, INC. - CLASS A/
(B)/
Invista International
Small Cap Equity
Composite
 MSCI EAFE Small Cap
 Index
 Morningstar Foreign    -0.40  36.71  -4.54
 Stock Category


PRINCIPAL PACIFIC
BASIN FUND, INC. -
CLASS A/ (A)/
BT Pacific Basin
Composite
 MSCI Pacific Free      12.76  36.21  -18.56
 Index-ND
 Morningstar            -5.49  59.02  -3.03
 Diversified
 Pacific/Asia Stock
 Category


                        ----------------------
 /(a)/ SEC effective date 05/01/00
 /(b)/ SEC effective date 08/29/97
 /(c)// /SEC effective date 05/12/81


MM 625 Q-5
    This Supplement Must Be Preceded or Accompanied by a Current Prospectus.

PERFORMANCE RESULTS - INCOME FUNDS

                              AVERAGE ANNUAL PERFORMANCE                                       ANNUAL PERFORMANCE
                               (THROUGH MARCH 31, 2002)                                     (YEAR ENDED DECEMBER 31)

                                                         LIFE
                         YTD   1 YR  3 YR  5 YR  10 YR  OF FUND       2001  2000   1999   1998  1997   1996  1995   1994   1993
                        -----------------------------------------     ------------------------------------------------------------
PRINCIPAL BOND FUND,
INC. - CLASS A/ //(A)/  -0.24  3.43  4.22  6.19  7.04   8.08          7.78  7.82   -3.04  7.14  10.96  2.27  22.28  -4.35  12.76
Principal Capital - II
Multi Sector Fixed
Income Composite        0.05   4.92  6.46  7.56  7.73                 8.43  12.00  -0.57  7.97  10.16  3.94  18.41  -2.05  10.67
 Lehman Brothers
 Aggregate Bond Index   0.09   5.35  6.49  7.56  7.38                 8.42  11.63  -0.82  8.69  9.65   3.63  18.47  -2.92  9.75
 Morningstar
 Intermediate-Term
 Bond Category          -0.23  4.05  5.28  6.39  6.83                 7.36  9.45   -1.22  7.42  8.76   3.30  17.35  -3.73  10.39


PRINCIPAL GOVERNMENT
SECURITIES INCOME
FUND, INC. -            0.77   5.05  5.92  7.23  6.97   8.53          6.75  10.90  0.01   7.19  9.69   3.85  19.19  -4.89  9.16
 CLASS A/ (B)/

Principal Capital - II
Mortgage Backed
Securities Composite    0.91   5.82  6.35  7.63  7.18                 7.51  11.08  0.22   7.62  9.97   3.90  19.10  -4.41  9.21
 Lehman Brothers GNMA
 Index                  1.07   6.51  7.03  7.69  7.37                 8.22  11.11  1.93   6.91  9.53   5.54  17.04  -1.50  6.59
 Morningstar
 Intermediate
 Government Category    0.08   4.41  5.54  6.51  6.42                 6.84  10.76  -1.44  7.45  8.45   2.80  16.42  -4.02  8.03


PRINCIPAL LIMITED TERM
BOND FUND, INC. -
CLASS A/ (C)/           -0.21  3.17  5.03  5.73  N/A    5.49          6.29  8.67   0.96   6.70  6.74   4.85
Principal Capital - II
Limited Term Fixed
Income Composite        -0.06  3.93  5.44  6.00  N/A                  7.19  8.81   1.05   6.79  6.64   4.85
 Lehman Brothers
 Mutual Fund 1-5
 Gov't./Credit Index    -0.05  5.61  6.46  6.84  6.52                 9.03  8.91   2.09   7.63  7.13   4.67  12.88  -0.72  7.10
 Morningstar
 Short-Term Bond
 Category               0.09   4.41  5.59  5.94  5.91                 7.32  8.14   2.12   6.28  6.51   4.35  11.48  -0.86  6.86


PRINCIPAL TAX-EXEMPT
BOND, INC. - CLASS A/
(D)/                    0.41   3.32  3.24  4.95  6.01   6.83          5.68  7.96   -3.17  5.08  9.19   4.60  20.72  -9.44  12.44
Principal Capital - II
Municipal Fixed Income
Composite               0.70   3.89  3.47  5.09  6.07                 6.03  8.02   -3.18  5.10  9.19   4.59  20.71  -9.45  12.46
 Lehman Brothers
 Municipal Bond Index   0.94   3.81  4.78  6.23  6.69                 5.13  11.68  -2.06  6.48  9.20   4.43  17.46  -5.17  12.28
 Morningstar Muni
 National Long
 Category               0.79   2.89  2.98  4.88  5.92                 4.03  10.17  -4.86  5.31  9.27   3.31  17.14  -6.61  12.29


                        -----------------------------------------     ------------------------------------------------------------
 /(a)/ SEC effective date 12/18/87
 /(b)/ SEC effective date 05/12/85
 /(c)// /SEC effective date 02/29/96
 /(//d)// /SEC effective date 03/20/86




                         1992
                        ------
PRINCIPAL BOND FUND,    8.61
INC. - CLASS A/ //(A)/
Principal Capital - II  8.25
Multi Sector Fixed
Income Composite
 Lehman Brothers        7.40
 Aggregate Bond Index
 Morningstar            7.20
 Intermediate-Term
 Bond Category


PRINCIPAL GOVERNMENT    6.13
SECURITIES INCOME
FUND, INC. -
 CLASS A/ (B)/

Principal Capital - II  6.13
Mortgage Backed
Securities Composite
 Lehman Brothers GNMA   7.42
 Index
 Morningstar            6.39
 Intermediate
 Government Category


PRINCIPAL LIMITED TERM
BOND FUND, INC. -
CLASS A/ (C)/
Principal Capital - II
Limited Term Fixed
Income Composite
 Lehman Brothers        6.83
 Mutual Fund 1-5
 Gov't./Credit Index
 Morningstar            6.15
 Short-Term Bond
 Category


PRINCIPAL TAX-EXEMPT    9.62
BOND, INC. - CLASS A/
(D)/
Principal Capital - II  9.62
Municipal Fixed Income
Composite
 Lehman Brothers        8.82
 Municipal Bond Index
 Morningstar Muni       8.77
 National Long
 Category


                        ------
 /(a)/ SEC effective date 12/18/87
 /(b)/ SEC effective date 05/12/85
 /(c)// /SEC effective date 02/29/96
 /(//d)// /SEC effective date 03/20/86
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MM 625 Q-5
    This Supplement Must Be Preceded or Accompanied by a Current Prospectus.


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IMPORTANT NOTES TO THE APPENDIX


DOW JONES UTILITIES INDEX WITH INCOME is a price-weighted average of 15 utility companies that are listed on the New York Stock Exchange and are involved in the production of electrical energy.


LEHMAN BROTHERS AGGREGATE BOND INDEX represents securities that are U.S.
domestic, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.


LEHMAN BROTHERS GNMA INDEX is an unmanaged index of 15- and 30-year fixed-rate securities backed by mortgage pools of the Government National Mortgage
Association (GNMA) and Graduated Payment Mortgages (GPMs) with at least $100 million outstanding and one year or more to maturity.


LEHMAN BROTHERS MUTUAL FUND 1-5 GOVERNMENT/CREDIT INDEX is composed of treasury notes, agencies, and credits rated BBB or better, and with maturities of 1 year or greater and 5 years or less. It is a rolling mix of issues, as new issues are added and issues becoming less than 1 year to maturity are deleted.


LEHMAN BROTHERS MUNICIPAL BOND INDEX is an unmanaged index of investment-grade, tax-exempt bonds which have been issued within the last five years and at least one year or more to maturity. This index is classified into four main sectors:
General Obligation, Revenue, Insured and Prerefunded.


MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EAFE (EUROPE, AUSTRALIA AND FAR
EAST) INDEX is a stock index designed to measure the investment returns of developed economies outside of North America.


MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EAFE (EUROPE, AUSTRALIA AND FAR
EAST) SMALLCAP INDEX is a stock index designed to measure the investment returns small cap companies of developed economies outside of North America.


MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EMF (EMERGING MARKETS FREE) INDEX
 is capitalization weighted and consists of stocks from 26 countries. These countries include: Argentina, Brazil, Chile, China Free, Columbia, Czech
Republic, Greece, Hungary, India, Indonesia Free, Israel, Jordan, Korea at 50%,
Malaysia Free, Mexico Free, Pakistan, Peru, Philippines Free, Poland, Portugal,
South Africa, Sri Lanka, Taiwan at 50%, Thailand Free, Turkey and Venezuela.


MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EUROPE (15) INDEX is a capitalization-weighted index. The index is designed to track the broader MSCI
EMU Benchmark containing stocks in ten EMU member countries.


MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) PACIFIC FREE INDEX is a market capitalization-weighted index representing all of the Morgan Stanley Capital
International developed markets in the Pacific. It comprises six of the twenty-two countries that are included in the Morgan Stanley Capital
International World. This index is created by aggregating the six different country indexes, all of which are created separately. This index is calculated with gross dividends reinvested. The countries represented by this index are:
Australia, Hong Kong, Japan, Malaysia, New Zealand and Singapore. The "Free" aspect indicates that this index includes only securities that are allowed to be purchased by global investors.


MORGAN STANLEY REIT INDEX is a total-return index comprised of the most actively traded real estate investment trusts, and is designed to be a measure of real estate equity performance.


RUSSELL 1000 GROWTH INDEX is an index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.
MM 625 Q-5
    This Supplement Must Be Preceded or Accompanied by a Current Prospectus.



RUSSELL 1000 VALUE INDEX is an index that measures the performance of those Russell 1000 companies with lower price to book ratios and lower forecasted growth values.


RUSSELL 2000 INDEX measures the performance of the 2,000 smallest companies in the Russell 3000 Index.


RUSSELL 2000 GROWTH INDEX measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.


RUSSELL MIDCAP GROWTH INDEX measures the performance of those Russell MidCap companies with lower price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Value index.


S&P 500 INDEX is a market capitalization-weighted index of 500 widely held stocks often used as a proxy for the stock market. It measures the movement of the largest issues. Standard & Poor's chooses the member companies for the 500 based on market size, liquidity and industry group representation. Included are the stocks of industrial, financial, utility and transportation companies.


S&P/BARRA 500 VALUE INDEX is a market capitalization-weighted index of the stocks in the S&P 500 Index having the highest book to price ratios. The index consists of approximately half of the S&P 500 on a market capitalization basis.


S&P MIDCAP 400 INDEX includes approximately 10% of the capitalization of U.S. equity securities. These are comprised of stocks in the middle capitalization range. Any mid-sized stocks already included in the S&P 500 are excluded from this index.


MORNINGSTAR DIVERSIFIED EMERGING MARKETS CATEGORY consists of diversified emerging-markets funds which invest in developing nations. Most funds divide their assets among 20 or more nations, although they tend to focus on the emerging markets of Asia and Latin America rather than on those of the Middle East, Africa, or Europe.


MORNINGSTAR DIVERSIFIED PACIFIC/ASIA STOCK CATEGORY consists of diversified Pacific/Asia stock funds which have a wider investment range than other Asia-oriented funds. While Japan funds focus exclusively on Japan and Pacific ex-Japan funds emphasize Asia's developing nations, these funds can invest throughout the Pacific Rim, including Australia and New Zealand.


MORNINGSTAR DOMESTIC HYBRID CATEGORY consists of domestic-hybrid funds that divide their assets among stocks. These funds tend to focus on conservative stocks and bonds.


MORNINGSTAR EUROPE STOCK CATEGORY consists of Europe-stock funds that invest in companies based in Europe. Most of these funds emphasize the region's larger and more developed markets. Currency fluctuations frequently affect investors' returns.


MORNINGSTAR FOREIGN STOCK CATEGORY consists of foreign-stock funds that can invest in any country outside the United States. Most of these funds divide their assets among a dozen or more developed markets, including Japan, Britain, France, and Germany. They tend to invest the rest in emerging markets such as Hong Kong, Brazil, Mexico and Thailand.


MORNINGSTAR INTERMEDIATE GOVERNMENT CATEGORY consists of intermediate-term government funds that devote at least 90% of their bond holdings to government issues. These funds have, on average, durations between 3.5 and six years.


MORNINGSTAR INTERMEDIATE-TERM BOND CATEGORY consists of intermediate-term bond funds that have average durations that are greater than 3.5 years and less than six years. Most of the funds rotate among a variety of sectors in the bond market, based upon which appear to offer better values.
MM 625 Q-5
    This Supplement Must Be Preceded or Accompanied by a Current Prospectus.

MORNINGSTAR LARGE BLEND CATEGORY consists of large-cap blend funds that focus on big companies that are fairly representative of the overall stock market in both size and price. They tend to invest across the spectrum of U.S. industries and owing to their broad exposure, the funds' returns are often similar to the S&P 500 Index.


MORNINGSTAR LARGE GROWTH CATEGORY consists of large-cap growth funds that invest in big companies that are projected to grow faster than the overall stock market. Most of these funds focus on either companies in rapidly expanding industries with a high percentage of sales coming from foreign markets.


MORNINGSTAR LARGE VALUE CATEGORY consists of large-cap value funds that focus on big companies that are less expensive than the market as a whole. They often come from the utilities, energy, financial, and cyclical sectors, and many pay dividends. They also generally have more-stable stock prices.


MORNINGSTAR MID-CAP BLEND CATEGORY consists of mid-cap blend funds that typically invest in stocks of various sizes and mixed characteristics, giving it a middle-of-the road profile. Most shy away from high-priced growth stocks, but aren't so price-conscious that they land in value territory.


MORNINGSTAR MID-CAP GROWTH CATEGORY consists of mid-cap growth funds that typically focus directly on mid-size companies though some invest in stocks of all sizes. Mid-cap growth funds target firms that are projected to grow faster than the overall market, therefore commanding relatively higher prices. Many of these stocks are found in the volatile technology, health-care, and services sectors.


MORNINGSTAR MUNI NATIONAL LONG CATEGORY consists of Muni National Long-Term Bond funds that invest municipal bonds. Such bonds are issued by various state and local governments to fund public projects and are free from federal taxes. To lower risk, these funds spread their assets across many states and sectors. They focus on bonds with maturities of 10 years or more.


MORNINGSTAR SHORT-TERM BOND CATEGORY consists of short-term bond funds that have durations that stay between one and 3.5 years. These funds invest in a variety of bonds, from the most creditworthy, such as Treasury bonds, to mortgages and corporates, and on rare occasions, even more speculative high-yield and emerging markets debt.


MORNINGSTAR SMALL BLEND CATEGORY consists of small-cap blend funds that favor firms at the smaller end of the market-capitalization range, and are flexible in the types of small caps they buy. They own everything from fairly cheap, out-of-favor stocks to somewhat expensive growth stocks. They thus provide exposure both to traditional value sectors, such as financials and cyclicals, and to growth sectors like technology and health care.


MORNINGSTAR SMALL GROWTH CATEGORY consists of small-cap growth funds that focus on stocks at the lower end of the market-capitalization range. These funds tend to favor companies in up-and-coming industries or young firms in their early growth stages and tend to be volatile.


MORNINGSTAR SPECIALTY - REAL ESTATE CATEGORY consists of specialty real-estate funds that invest primarily in real-estate investment trusts (REITs) of various types. The performance of these funds is less connected to the overall market than most other types of stock funds.


MORNINGSTAR SPECIALTY - UTILITIES CATEGORY consists of specialty-utilities funds that invest in phone, power, gas, and water companies. These types of companies have historically been conservative investments that pay sturdy dividends. These funds tend to provide relatively little capital appreciation, and more in the way of yield. These funds are sensitive to interest rates and industry changes.


(C) 2002 Morningstar, Inc. All Rights Reserved. Part of the mutual fund data contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. MM 625 Q-5
    This Supplement Must Be Preceded or Accompanied by a Current Prospectus.